Exhibit 10.1

AGREEMENT AND PLAN OF MERGER

by and among

LAWSON SOFTWARE AMERICAS, INC.,

LAWSON HCM, INC.,

ENWISEN, INC.,

KARL MATTHIES

and

JOE UEBERROTH

Dated as of December 17, 2010

i

2.28	Privacy and Security Commitments	29
2.29	No Other Representations or Warranties	29

ARTICLE III REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB		29
3.1	Organization of Parent and Sub	29
3.2	Authorization of Transaction	29
3.3	Noncontravention	30
3.4	Litigation	30
3.5	Sufficient Funds	30
3.6	Brokers’ Fees	30
3.7	Investment	30
3.8	No Other Representations or Warranties	30

ARTICLE IV CONDITIONS TO THE TRANSACTIONS		31
4.1	No Order	31
4.2	HSR Approval	31
4.3	Conditions to the Obligations of Parent and Sub	31
4.4	Conditions to the Obligations of the Company	32

ARTICLE V HOLD HARMLESS; INDEMNIFICATION		33
5.1	Survival of Representations and Warranties	33
5.2	Indemnification	33
5.3	Indemnification Procedures	35
5.4	Manner of Indemnification	36
5.5	Limits on Indemnification; Calculation of Losses	38
5.6	Exclusion of Other Remedies	39
5.7	No Circular Recovery	39

ARTICLE VI COVENANTS		39
6.1	Conduct of Business Prior to the Closing	39
6.2	Exclusivity	41
6.3	Confidentiality	41
6.4	Stockholder Approval	42
6.5	HSR Approval	42
6.6	Indemnification of Directors and Officers	42
6.7	Employee Matters	42
6.8	Tax Matters	43
6.9	Full Access	44

ARTICLE VII TERMINATION		44
7.1	Termination	44
7.2	Termination Fee	45
7.3	Effect of Termination	45

ARTICLE VIII GENERAL PROVISIONS		46
8.1	Notices	46
8.2	Certain Definitions	47
8.3	Entire Agreement	53
8.4	Severability	54
8.5	Assignment; Binding Effect	54
8.6	Incorporation of Exhibits	54

ii

8.7	Disclosure on Company Disclosure Schedule; Supplemental Disclosure	54
8.8	Governing Law; Forum	54
8.9	Waiver of Jury Trial	55
8.10	Time of the Essence	55
8.11	No Public Announcement	55
8.12	Amendment	55
8.13	Waiver	55
8.14	Construction and Interpretation	55
8.15	Third Party Beneficiaries	56
8.16	Further Assurances	56
8.17	Headings	56
8.18	Counterparts	56
8.19	Fees and Expenses	56
8.20	Specific Performance	56

EXHIBITS AND SCHEDULES

Exhibit A	Escrow Agreement
Exhibit B	Expense Escrow Agreement
Exhibit C	Cash True-Up Escrow Agreement
Exhibit D	Certificate of Merger
Exhibit E	Letter of Transmittal
Exhibit F	Payment Agent Agreement
Exhibit G	Form of Non-Solicitation Agreement

Schedule 1.7(f)	Stockholder Loans
Schedule 1.14	Working Capital Line Items; Accounting and Calculation Methodology
Schedule 6.1	Conduct of the Business
Schedule A	Software
Company Disclosure Schedule

iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of December 17, 2010 (this “Agreement”), is among (i) Lawson Software Americas, Inc., a Delaware corporation (“Parent”), (ii) Lawson HCM, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Sub”), (iii) Enwisen, Inc., a Delaware corporation (the “Company”), and (iv) Karl Matthies and Joe Ueberroth, each solely in his capacity as a Stockholder Representative and only for the express purposes provided for herein and for no other purposes.

A.            (i) The Boards of Directors of each of Parent, the Company and Sub have determined that the merger of Sub with and into the Company upon the terms and conditions set forth in this Agreement (the “Merger”) would be advisable and fair to, and in the best interests of, their respective stockholders, (ii) the Board of Directors of Parent has approved the Merger upon the terms and subject to the conditions set forth in this Agreement pursuant to the Delaware General Corporation Law (“Delaware Law”), and (iii) (a) the Board of Directors of the Company has (i) approved this Agreement and the Merger upon the terms and conditions set forth in this Agreement, and (ii) resolved to recommend adoption of this Agreement and approval of the Merger upon the terms and conditions set forth in this Agreement by the stockholders of the Company, and (b) the Board of Directors of Sub has (i) approved this Agreement and the Merger upon the terms and conditions set forth in this Agreement, and (ii) recommended adoption of this Agreement and approval of the Merger upon the terms and conditions set forth in this Agreement by its sole stockholder;

B.            Concurrently with the execution of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, (a) the Company will deliver to its stockholders, optionholders, warrantholders and holders of other rights to acquire capital stock of the Company (“Securityholders”) a written consent of stockholders for purposes of the approval of this Agreement (the “Stockholder Written Consent”), to be signed by stockholders of the Company constituting the holders of the Company’s capital stock required for the Requisite Stockholder Consent, and (b) certain of the stockholders of the Company have executed and delivered Support Agreements in favor of Parent (the “Support Agreements”) pursuant to which they have agreed to execute the Stockholder Written Consent within five days after the date hereof; and

C.            Certain capitalized terms used in this Agreement are defined throughout this Agreement, including in Section 8.2 hereof.

In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER

1.1          The Merger.  Upon the terms and subject to the conditions of this Agreement, at the Effective Time and in accordance with Delaware Law, Sub shall be merged with and into the Company pursuant to which (i) the separate corporate existence of Sub shall cease, (ii) the Company shall be the surviving corporation in the Merger (the “Surviving Corporation”) and shall continue its corporate existence under the laws of the State of Delaware as a subsidiary of Parent, and (iii) all of the properties, rights, privileges, powers and franchises of the Company will vest in the Surviving Corporation, and all of the debts, liabilities, obligations and duties of the Company will become the debts, liabilities, obligations and duties of the Surviving Corporation.

1.2          Closing; Effective Time.

(a)           The closing of the Merger (the “Closing”) shall take place at the offices of Gray, Plant, Mooty, Mooty & Bennett, P.A., 500 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, at 10:00 A.M., central time, on the later of December 31, 2010 or the business day following the satisfaction or, to the extent permitted by applicable Law, waiver of all conditions to the obligations of the parties set forth in Article IV (other than such conditions as may, by their terms, only be satisfied at the Closing or on the Closing Date), or at such other place or at such other time or on such other date as the parties mutually may agree in writing. The day on which the Closing takes place is referred to as the “Closing Date.”

(b)           As soon as practicable on the Closing Date, the parties shall cause a certificate of merger substantially in the form attached as Exhibit D to be executed and filed with the Secretary of State of the State of Delaware (the “Certificate of Merger”), executed in accordance with the relevant provisions of Delaware Law.  The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such other time as the parties shall agree and as shall be specified in the Certificate of Merger.  The date and time when the Merger shall become effective is herein referred to as the “Effective Time.”

1.3          Effects of the Merger.  The Merger shall have the effects provided for herein and in the applicable provisions of Delaware Law.

1.4          Certificate of Incorporation and Bylaws.  From and after the Effective Time, (a) the certificate of incorporation of the Company, as amended to be identical to the certificate of incorporation of Sub, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with the provisions thereof and applicable Law, and (b) the bylaws of Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until amended in accordance with the provisions thereof and applicable Law.

1.5          Directors; Officers.  From and after the Effective Time, (a) the directors of Sub serving immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be, and (b) the officers of Sub serving immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.6          Subsequent Actions.  If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either the Company or Sub acquired or to be acquired by the Surviving Corporation as a result of or in connection with the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name of and on behalf of either the Company or Sub, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

1.7          Conversion of Stock; Options; Warrants.  At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Sub, the Company or any holder of any shares of

2

capital stock of the Company (“Shares”) or any shares of capital stock of Sub or any option, warrant or other right to acquire Shares, each of the following will occur:

(a)           Each Share of Company Common Stock and Company Preferred Stock issued and outstanding immediately prior to the Effective Time (other than any Shares described in Section 1.7(b) and any Dissenting Shares) shall be converted into the right to receive the Per Share Cash Amount, the Per Share Escrow Amount and the Per Share Earn-out Amount.

(b)           Each Share that is held in the treasury of the Company or owned by the Company immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.

(c)           Each share of common stock of Sub issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid share of common stock of the Surviving Corporation.

(d)           Each option to acquire any Shares, whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time shall become fully vested and exercisable and shall be cancelled, in each case as of the Effective Time.  Each such option with a per Share exercise price of less than the Per Share Total Amount (a “Converted Option”) will be converted into the right to receive the following:

(i)            an amount, in cash, equal to the product of (A) the aggregate number of Shares for which such Converted Option is exercisable as of immediately prior to the Effective Time, multiplied by (B) the Adjusted Per Share Cash Amount;

(ii)           an amount, in cash, equal to the product of (A) the aggregate number of Shares for which such Converted Option is exercisable as of immediately prior to the Effective Time, multiplied by (B) the Per Share Escrow Amount; and

(iii)          an amount, in cash, equal to the product of (A) the aggregate number of Shares for which such Converted Option is exercisable as of immediately prior to the Effective Time, multiplied by (B) the Per Share Earn-out Amount.

Notwithstanding the foregoing, the holder of any option (including Converted Options) shall have the right to exercise his, her or its option as of immediately prior to the Effective Time and any options so exercised will be cancelled and the Shares issued pursuant to such exercise shall be entitled to receive the amounts described in Section 1.7(a). From and after the Effective Time, any cancelled options (including Converted Options) shall no longer be exercisable by the former holder thereof, options other than Converted Options shall have no right to receive any portion of the Merger Consideration and the holders of Converted Options shall only be entitled to the consideration described in this Section 1.7(d).  For purposes of reporting compensation income and calculating the applicable income and employment Tax withholding with respect to the payment of Merger Consideration to Securityholders that constitutes employment compensation, including the Per Share Escrow Amount, the Per Share Earn-out Amount, Earn-Out Bonuses and Discretionary Bonuses, the applicable information reporting and the timing and amounts subject to income and employment Tax withholding shall be based upon the amounts actually received by such Securityholders, with the exception that amounts deposited in the Expense Escrow Fund with the respect to such Securityholders shall be treated as paid to such Securityholders when amounts are deposited in the Expense Escrow Fund.  For the avoidance of doubt, in no event will the treatment of the Merger Consideration described in the preceding sentence limit the rights of the Parent Indemnified Parties to indemnification under Article V.

3

(e)           Each warrant to acquire any Shares that is outstanding and unexercised immediately prior to the Effective Time shall be cancelled.  Each such warrant with a per Share exercise price of less than the Per  Share Total Amount (a “Converted Warrant”) will be converted into the right to receive the following:

(i)            an amount, in cash, equal to the product of (A) the aggregate number of Shares for which such Converted Warrant is exercisable as of immediately prior to the Effective Time, multiplied by (B) the Adjusted Per Share Cash Amount;

(ii)           an amount, in cash, equal to the product of (A) the aggregate number of Shares for which such Converted Warrant is exercisable as of immediately prior to the Effective Time, multiplied by (B) the Per Share Escrow Amount; and

(iii)          an amount, in cash, equal to the product of (A) the aggregate number of Shares for which such Converted Warrant is exercisable as of immediately prior to the Effective Time, multiplied by (B) the Per Share Earn-out Amount.

Notwithstanding the foregoing, the holder of any warrant (including Converted Warrants) shall have the right to exercise his, her or its warrant as of immediately prior to the Effective Time and any warrants so exercised will be cancelled and the Shares issued pursuant to such exercise shall be entitled to receive the amounts described in Section 1.7(a). From and after the Effective Time, any cancelled warrants (including Converted Warrants) shall no longer be exercisable by the former holder thereof, warrants other than Converted Warrants shall have no right to receive any portion of the Merger Consideration and the holders of Converted Warrants shall only be entitled to the consideration described in this Section 1.7(e).

(f)            For purposes hereof, the following terms have the following respecting meanings:

“Adjusted Per Share Cash Amount” means an amount, in cash, equal to difference of the following:  (i) the Per Share Cash Amount, less (ii) the exercise price per Share issuable pursuant to the applicable Converted Option or Converted Warrant.

“Aggregate Exercise Price” means the dollar amount that is equal to the sum of the exercise prices of all outstanding Covered Securities.

“Covered Securities” means the Shares (other than Shares described in Section 1.7(b) and Dissenting Shares), Converted Options and Converted Warrants.

“Covered Securityholders” means the holders of Covered Securities.

“Earn-out Bonuses” means bonuses in an aggregate equal $750,000 paid to such employees of the Company as of the Effective Time and in such proportions as determined by a Stockholder Representative, only if the Earn-out Conditions set forth in Section 1.13 have been satisfied; provided, however, that no Earn-out Bonuses shall be paid if the Earn-out Conditions set forth in Section 1.13 have not been satisfied.  The Earn-out Bonuses will be subject to potential reduction pursuant to Parent’s rights set forth in Section 5.4(e).

“Earn-out Consideration” means an amount in cash equal to $4,250,000, if the Earn-out Conditions set forth in Section 1.13 have been satisfied; provided, however, that no Earn-out Consideration will be due and owing under this Agreement if the Earn-out Conditions set forth in

4

Section 1.13 have not been satisfied.  Any Earn-out Consideration will be subject to potential reduction pursuant to Parent’s rights set forth in Section 5.4(e).

“Initial Cash Consideration” means an amount, in cash, equal to the following:  (i) $63,800,000; plus (ii) an amount equal to the Estimated Closing Cash (as set forth on the Cash and Indebtedness Certificate), minus (iii) an amount equal to the Estimated Closing Indebtedness (as set forth on the Cash and Indebtedness Certificate), including Selling Expenses, and minus (iv) an amount equal to the Estimated Adjustment, if any.

“Loan Repayment Amount” means, with respect to each outstanding Stockholder Loan, an amount equal to the outstanding principal amount of such Stockholder Loan plus any accrued and unpaid interest owing thereon.

“Merger Consideration” means an amount, in cash, equal to the following:  (i) $70,000,000; plus (ii) an amount equal to the Estimated Closing Cash (as set forth on the Cash and Indebtedness Certificate), minus (iii) an amount equal to the Estimated Closing Indebtedness (as set forth on the Cash and Indebtedness Certificate), including Selling Expenses; minus (iv) an amount equal to the Estimated Adjustment, if any; plus (v) an amount equal to the adjustment required for purposes of the Final Adjustment in accordance with Section 1.14(d) (which may be a positive or negative number); plus (vi) an amount equal to the adjustment required for purposes of the Final Closing Cash and the Final Closing Indebtedness in accordance with Section 1.15(d) (which may be a positive or a negative number); and plus (vii) the Earn-out Consideration, if earned following the full satisfaction of the Earn-out Conditions (and subject to Parent’s rights set forth in Section 5.4(e)).

“Per Share Cash Amount” means an amount, in cash, equal to the quotient of the following:  (i) the Initial Cash Consideration plus the aggregate Loan Repayment Amount plus the Aggregate Exercise Price; divided by (ii) the Total Company Share Number.

“Per Share Earn-out Amount” means an amount, in cash, equal to the quotient of the following:  (i) any amounts in cash provided to the Payment Agent in accordance with this Agreement or the Transaction Documents representing portions of the Earn-out Consideration that are to be paid to the Covered Securityholders by the Payment Agent following the Closing Date; divided by (ii) the Total Company Share Number.

“Per Share Escrow Amount” means an amount, in cash, equal to the quotient of the following:  (i) any amounts in cash provided to the Payment Agent in accordance with this Agreement or the Transaction Documents that are to be paid to the Covered Securityholders by the Payment Agent following the Closing Date representing portions of the Escrow Fund, the Expense Escrow Fund, the Cash True-Up Escrow Fund, any amounts due under Section 1.14(d) with respect to the Final Adjustment, and any amounts due under Section 1.15(d) with respect to the Final Closing Cash and the Final Closing Indebtedness; divided by (ii) the Total Company Share Number.

“Per Share Total Amount” means an amount, in cash, equal to the sum of the following:  (i) the Per Share Cash Amount; plus (ii) the Per Share Earn-out Amount assuming the Earn-out Conditions are satisfied; plus (iii) the Per Share Escrow Amount.

“Stockholder Loan” means each of the loans set forth on Schedule 1.7(f) made by the Company to certain of the stockholders of the Company.

“Total Company Share Number” means the sum of the following:  (i) the total number of Shares (including all Company Common Stock and Company Preferred Stock) issued and outstanding

5

immediately prior to the Closing Date, on a fully converted to Company Common Stock basis, including any Dissenting Shares; plus (ii) the total number of Shares that would be issuable upon the exercise of all unexercised Converted Options and Converted Warrants immediately prior to the Closing Date.

1.8          Dissenting Shares.  Notwithstanding anything in this Agreement to the contrary, Shares (other than any Shares to be cancelled pursuant to Section 1.7(b)) outstanding immediately prior to the Effective Time and held by a holder who has appraisal rights for such Shares in the Merger under Section 262 of Delaware Law (“Dissenting Shares”), shall not be converted into or be exchangeable for the right to receive a portion of the Merger Consideration unless and until such holder loses such holder’s right to appraisal and payment under Delaware Law.  If, after the Effective Time, any such holder loses such holder’s right to appraisal, such Dissenting Shares shall thereupon be treated as if they had been converted as of the Effective Time into the right to receive the portion of the Merger Consideration to which such holder is entitled, without interest, and such holder shall have all of the other rights of a stockholder set forth hereunder. Prior to the Closing, the Company shall give Parent and, after the Closing, Parent shall give the Stockholder Representatives prompt notice of any demands received by the Company or the Surviving Corporation for appraisal of Shares, attempted written withdrawals of such demands, and any other instruments served pursuant to Delaware Law and received by the Company or the Surviving Corporation relating to stockholders’ rights to appraisal with respect to the Merger.  Parent shall have the opportunity to direct all negotiations and proceedings with respect to any exercise of such appraisal rights under Delaware Law.  The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for payment of fair value for capital stock of the Company or offer to settle or settle any such demands.

1.9          Payment of Merger Consideration.

(a)           Concurrently with the Effective Time, Parent shall, or shall cause the Surviving Corporation to, deposit or cause to be deposited the Initial Cash Consideration into account(s) established by the Payment Agent pursuant to the Payment Agent Agreement.

(b)           Concurrently with the Effective Time, Parent shall deposit or cause to be deposited the Escrow Amount with the Escrow Agent for deposit into the escrow established pursuant to the Escrow Agreement.  The Escrow Fund shall be held, invested and distributed as provided in the Escrow Agreement and this Agreement.

(c)           Concurrently with the Effective Time, Parent shall deposit or cause to be deposited the Cash True-Up Escrow Amount with the Cash True-Up Escrow Agent for deposit into the escrow established pursuant to the Cash True-Up Escrow Agreement.  The Cash True-Up Escrow Fund shall be held, invested and distributed as provided in the Cash True-Up Escrow Agreement and this Agreement.

(d)           Concurrently with the Effective Time, Parent shall deposit or cause to be deposited the Expense Escrow Amount with the Expense Escrow Agent for deposit into the escrow established pursuant to the Expense Escrow Agreement.  The Expense Escrow Fund shall be held, invested and distributed as provided in the Expense Escrow Agreement and this Agreement.

(e)           Upon surrender of certificates representing Shares or agreements or documents representing Converted Options and Converted Warrants at or after the Closing to Wells Fargo Bank, National Association (the “Payment Agent”), together with a Letter of Transmittal, the applicable Covered Securityholder shall be entitled to receive from the Payment Agent in exchange therefor his, her or its portion of the Initial Cash Consideration in accordance with Section 1.7, less, to the extent that such holder is a debtor to an outstanding Stockholder Loan, the Loan Prepayment Amount owing immediately

6

prior to the Effective Time with respect to such Stockholder Loan (it being understood that the holder shall be deemed to have repaid the Stockholder Loan, and shall have no further obligations with respect thereto).  Until surrendered in accordance with the provisions of this Section 1.9, any Covered Securities shall be deemed, at any time after the Effective Time, to represent only the right to receive the portion of the Merger Consideration payable with respect thereto, without interest, as contemplated herein.

(f)            At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of any Shares thereafter on the records of the Company.  If, after the Effective Time, any Shares (other than Shares described in Section 1.7(b)), options, warrants or other rights to purchase Shares are presented to the Surviving Corporation, they shall be deemed cancelled and exchanged as provided in this Section 1.9.

(g)           All cash paid upon conversion of Covered Securities in accordance with the terms of this Section 1.9 and all cash deposited with the Payment Agent, the Escrow Agent, the Cash True-Up Escrow Agent and the Expense Escrow Agent pursuant to this Section 1.9 shall be deemed to have been paid in full satisfaction of all rights pertaining to the Covered Securities; provided, however, that the foregoing shall not restrict or limit the rights of the Covered Securityholders under this Agreement, including the right to receive the Earn-out Consideration, if any, and any amounts due under Section 1.14(d) and Section 1.15(d) with respect to the Final Adjustment, the Final Closing Cash and the Final Closing Indebtedness.  From and after the Effective Time, the Securityholders shall cease to have any rights with respect to Covered Securities, except as otherwise provided in this Agreement, the Transaction Documents or by applicable Law.

(h)           In the event any certificate representing Shares or agreement or document representing Converted Options and Converted Warrants has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate, agreement or document to be lost, stolen or destroyed and containing an indemnity reasonably satisfactory to Parent (which may, if reasonably requested by Parent, include a requirement to post a bond or other security), the Payment Agent Agreement will provide that the Payment Agent shall issue in exchange for such lost, stolen or destroyed certificate, agreement or document the Merger Consideration deliverable in respect thereof as determined in accordance with this Section 1.9.

(i)            Following the date that is twelve (12) months after the Effective Time, the Payment Agent will deliver to the Surviving Corporation or Parent any portion (including any earnings) of the Initial Cash Consideration deposited with the Payment Agent pursuant to this Agreement that has not been properly claimed pursuant to a delivery of the applicable Letter of Transmittal.  Following such delivery to the Surviving Corporation or Parent, the Covered Securityholders shall be entitled to look to Parent only as a general creditor thereof with respect to any portion of the Merger Consideration payable upon due surrender of their certificates, agreements or documents representing Covered Securities, without interest.  Notwithstanding anything to the contrary in this Section 1.9, to the fullest extent permitted by Law, neither Parent nor the Surviving Corporation shall be liable to any Securityholder for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

1.10        Withholding Rights.  Each of Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration otherwise payable to any person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of applicable Law.  To the extent that such amounts are so withheld or paid over to or deposited with the relevant Governmental Entity by Parent or the Surviving Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable person in respect to which such deduction and withholding was made.  The employer portion of any

7

payroll Taxes owed by the Surviving Corporation that result from the payment of any portion of the Merger Consideration, will either be paid from the Initial Cash Consideration, Cash, or from the Escrow Fund prior to any distribution to Covered Securityholders.  The foregoing will not apply to any employee Taxes (e.g., employee social security, Medicare and income tax withholding) withheld by the Company in accordance with Section 1.10.

1.11        Stockholder Representatives.

(a)           The parties hereto agree that it is desirable to designate each of Karl Matthies and Joe Ueberroth as a representative of the Securityholders and as their attorney in fact (each, a  “Stockholder Representative” and collectively, the “Stockholder Representatives”), with full power of substitution to act on behalf of the Securityholders to the extent and in the manner set forth in this Agreement and the Transaction Documents.  The Company has designated the Stockholder Representatives as the representatives of the Securityholders for purposes of this Agreement and the Transaction Documents, and approval of this Agreement and the Merger by such holders pursuant to the Stockholder Written Consent and each Letter of Transmittal shall constitute ratification and approval of such designation on the terms set forth herein and therein.  All decisions, actions, consents and instructions by any Stockholder Representative with respect to this Agreement and the Transaction Documents shall be binding upon all of the Securityholders in their capacities as such at and following the Effective Time under this Agreement and the Transaction Documents, and no such Securityholder shall have the right to object to, dissent from, protest or otherwise contest the same.  Parent and Sub shall be entitled to rely on any decision, action, consent or instruction of any Stockholder Representative as being the decision, action, consent or instruction of the Securityholders, and Parent and Sub are hereby relieved from any liability to any person for acts done by them in accordance with any such decision, act, consent or instruction. By way of amplification and not limitation, as a Stockholder Representative, each Stockholder Representative shall be authorized and empowered, as agent of and on behalf of all Securityholders to give and receive notices and communications as provided herein, to object to any Parent Indemnification Claims, purchase price adjustments or matters related to the Earn-out Consideration, the Earn-out Bonuses and the Discretionary Bonuses, to agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts and awards of arbitrators with respect to, such Parent Indemnification Claims, Losses, purchase price adjustments or matters related to the Earn-out Consideration, the Earn-out Bonuses and the Discretionary Bonuses, to waive after the Effective Time any breach or default of Parent or Sub of any obligation to be performed by it under this Agreement, to receive service of process on behalf of each Securityholder in connection with any claims against such Securityholder arising under or in connection with this Agreement, any document or instrument provided for hereby or any of the transactions contemplated hereby or under any Transaction Document, and to take all other actions that are either (i) necessary or appropriate in the judgment of such Stockholder Representative for the accomplishment of the foregoing, or (ii) specifically mandated by the terms thereof.  Notices or communications to or from any Stockholder Representative shall constitute notice to or from the Securityholders.  Any writing signed or action taken by a Stockholder Representative shall be  sufficient to constitute a writing signed or action taken on behalf of the Securityholders, whether or not the other Stockholder Representative has also signed such writing or taken such action.

(b)           A Stockholder Representative may resign at any time, and in the event of the death, incapacity or resignation of a Stockholder Representative, a new Stockholder Representative may be appointed by the vote or written consent of Securityholders holding a majority of the Shares and the Shares underlying the Converted Options and Converted Warrants represented by the Total Company Share Number, voting as a single class.  Notice of such vote or a copy of the written consent appointing such new Stockholder Representative shall be sent to Parent and, after the Effective Time, to the Surviving Corporation, such appointment to be effective upon the later of the date indicated in such consent and the date such consent is received by Parent and, after the Effective Time, the Surviving

8

Corporation; provided that until such notice is received, Parent, Sub and the Surviving Corporation, as applicable, shall be entitled to rely on the decisions, actions, consents and instructions of such prior Stockholder Representative as described in Section 1.11(a).

(c)           In dealing with this Agreement and any notice, instrument, agreement or document relating thereto, and in exercising or failing to exercise all or any of the powers conferred upon each Stockholder Representative hereunder or thereunder, (i) each Stockholder Representative and his, her or its agents, counsel, accountants and other Representatives shall not assume any, and shall not incur any, responsibility whatsoever (in each case, to the extent permitted by applicable Law) to any stockholder, optionholder or warrantholder of the Company, Parent, the Company, Sub or the Surviving Corporation, including by reason of any error in judgment or other act or omission performed or omitted hereunder or in connection with this Agreement or any such other agreement, instrument or document, except to the extent such actions shall have been determined by a court of competent jurisdiction to have constituted willful misconduct or fraud, and (ii) each Stockholder Representative shall be entitled to rely in good faith on the advice of counsel, public accountants or other independent experts experienced in the matter at issue, and any error in judgment or other act or omission of such Stockholder Representative pursuant to such advice shall in no event subject such Stockholder Representative to liability to any stockholder, optionholder or warrantholder of the Company, Parent, the Company, Sub or the Surviving Corporation.

(d)           The grant of authority provided for in this Section 1.11 is coupled with an interest and is being granted, in part, as an inducement to Parent and Sub to enter into this Agreement and the Transaction Documents, and shall be irrevocable and survive the dissolution, liquidation or bankruptcy of the Company or the death, incompetency, liquidation or bankruptcy of any Securityholder, shall be binding on any successor thereto and shall survive the assignment by any Securityholder of the whole or any portion of his, her or its interest in the Merger Consideration.

(e)           All of the immunities and powers granted to the Stockholder Representatives under this Agreement with respect to this Agreement and the Transaction Documents shall survive the Closing and/or any termination of this Agreement, except that such powers shall terminate upon termination of this Agreement and if applicable the Transaction Documents.

(f)            The Expense Escrow Fund may be used at the discretion of each Stockholder Representative solely for (i) reasonable and documented expenses incurred in the administration of his, her or its duties under this Section 1.11 or the Transaction Documents and (ii) compensation payable to such Stockholder Representative or his, her or its agents for the services rendered in the administration of the duties of such Stockholder Representative under this Section 1.11 and the Transaction Documents, which compensation shall be earned at a rate not to exceed $110 per hour. As soon as practicable following the Escrow Termination Date (as defined below), the Expense Escrow Agent shall, subject to the terms set forth in the Expense Escrow Agreement, deliver to the Payment Agent any portion of the Expense Escrow Fund which exceeds any amounts on that date reserved against pending expenses of, and earned and unpaid compensation owing to, such Stockholder Representative or his, her or its agents for disbursement to the holders of Covered Securities.  Such disbursement shall be made as instructed by such Stockholder Representative; provided, however, expenses projected to be incurred in the reasonable determination of such Stockholder Representative for the administration of his, her or its duties in connection with claims unresolved as of the Escrow Termination Date may be retained in the Expense Escrow Fund for such purpose after the Escrow Termination Date.  In the event the Expense Escrow Fund is insufficient to satisfy the reasonable out-of-pocket expenses (including attorneys’ and accountants’ fees and expenses) incurred by a Stockholder Representative and any earned and unpaid compensation owing to such Stockholder Representative or his, her or its agents in serving in that capacity (the “Unsatisfied Expenses”), such Stockholder Representative shall have the right to recover from the Escrow Fund,

9

immediately prior to any distribution to the Covered Securityholders (but only after any disbursement from the Escrow Fund to the Escrow Agent or Parent pursuant to terms and conditions of the Escrow Agreement, and subject to any pending claims of the Parent Indemnified Parties), such Stockholder Representative’s Unsatisfied Expenses.  In the event the Escrow Fund is insufficient to satisfy the Unsatisfied Expenses, then each Covered Securityholder will be obligated to pay a percentage of the Unsatisfied Expenses in excess of the available amounts in the Escrow Fund proportionate to such person’s allocable share of the Escrow Fund.

1.12        Letter of Transmittal.  The Company shall provide to each Securityholder: (a) a letter of transmittal and release in the form attached hereto as Exhibit E (“Letter of Transmittal”) requiring, among other things, that each such Securityholder releases all claims against the Company arising on or prior to the Effective Time, acknowledges and agrees to the authority of the Stockholder Representatives and agrees to be bound by the indemnification provisions of Article V and the other applicable provisions of this Agreement, and (b) instructions for use in effecting the surrender of certificates, agreements or documents representing the Shares or options, warrants or other rights to purchase Shares, as the case may be.

1.13        Earn-out Consideration and Earn-out Bonuses.  The Covered Securityholders shall be eligible to receive and shall collectively be paid, if earned and in accordance with Section 1.7, additional payments equal to the Earn-out Consideration, and the Earn-out Bonuses shall be paid, upon the satisfaction of the Earn-out Conditions and in accordance with the provisions set forth in this Section 1.13.

(a)           Earn-out Conditions.  The Earn-out Consideration shall be earned, and the Earn-out Bonuses shall be paid, if both of the following occur (collectively, the “Earn-out Conditions”):  (i) the average closing price of the common stock of Parent traded on the NASDAQ National Market is equal to or greater than $11.00 per share for a period of at least 30 consecutive trading days during the period beginning on January 4, 2011 and ending on June 30, 2012; and (ii) the Surviving Corporation’s Gross Revenue for Parent’s fiscal year beginning on June 1, 2011 and ending on May 31, 2012 is in excess of $45,000,000.

(b)           Interim Reporting.  Within sixty (60) days after the end of each of the first three fiscal quarters during the fiscal year ending May 31, 2012, Parent shall deliver for information purposes only to the Stockholder Representatives Parent’s good faith estimate of the Surviving Corporation’s Gross Revenue for such fiscal quarter.

(c)           Earn-out Report.  Within ninety (90) days of the end of Parent’s fiscal year ending May 31, 2012, Parent shall provide to the Stockholder Representatives a report, which shall include (i) Parent’s determination of the Surviving Corporation’s Gross Revenue for Parent’s fiscal year ending on May 31, 2012, including a summary of Parent’s calculation of such amount, and (ii) Parent’s determination as to whether or not the Earn-out Conditions have been satisfied (the “Earn-out Report”). The Stockholder Representatives shall have sixty (60) days from receipt of the Earn-out Report to either accept or reject Parent’s determinations set forth therein (the “Earn-out Review Period”).  From the date of delivery of the Earn-out Report until the expiration of the Earn-out Review Period, Parent shall provide the Stockholder Representatives, and each of their advisors, accountants and Representatives, with reasonable access to all financial information, work papers, schedules, memoranda and other documents and information reasonably necessary for a review thereof.  If either Stockholder Representative objects to Parent’s calculation of the Surviving Corporation’s Gross Revenue for the fiscal year ending May 31, 2012 on or prior to the expiration of the Earn-out Review Period, then the Stockholder Representatives and Parent shall attempt in good faith to resolve and finally determine such amount.  If the Stockholder Representatives and Parent are unable to resolve the disagreement and reach a written agreement to

10

resolve any timely and properly made good faith dispute within thirty (30) days following the delivery of notice by a Stockholder Representative that it objects to Parent’s calculation, then a mutually acceptable, nationally recognized independent accounting firm that is unaffiliated with any of the Surviving Corporation, the Stockholder Representatives and Parent (the “Independent Accountant”) shall resolve the disagreement and make a determination with respect thereto.  Each of the Stockholder Representative and Parent shall submit a written submission to the Independent Accountant setting forth its position with respect to any unresolved objections to the Earn-out Report.  The scope of the Independent Accountant’s engagement (which will not be an audit) shall be limited to the determination of such unresolved objections . The Independent Accountant shall act as an expert and not an arbitrator.  The determination made by the Independent Accountant will be set forth in writing and will be final, non-appealable and binding upon the parties. The costs of the Independent Accountant will be borne by Parent and the Stockholder Representatives in proportion to the difference of each such party’s determination of the Surviving Corporation’s Gross Revenue and the determination of the Independent Accountant, or equally by Parent and the Stockholder Representatives if the determination by the Independent Accountant is equidistant from the determinations of each of the parties.  For example, if the Stockholder Representatives claim the Surviving Corporation’s Gross Revenue is $1,000 greater than the amount determined by Parent and set forth in the Earn-out Report, and if the Independent Accountant ultimately determines the Surviving Corporation’s Gross Revenue is $300 greater than the amount set forth in the Earn-out Report, then the cost of the Independent Accountant will be allocated 30% (i.e. 300/1,000) to Parent and 70% (700/1,000) to the Stockholder Representatives.  If the Stockholder Representatives fail to object to Parent’s determinations set forth in the Earn-out Report within the Earn-out Review Period, then the Stockholder Representatives shall be deemed to have accepted Parent’s determinations set forth in the Earn-out Report.

(d)           Payment of the Earn-out Consideration and the Earn-out Bonuses. Upon and subject to a final determination that the Earn-out Conditions have been satisfied in accordance with Section 1.13(c) and subject to Parent’s rights under Section 5.4(e), Parent will cause an amount equal to the Earn-out Consideration and the Earn-out Bonuses to be delivered to the Payment Agent within five (5) business days after such date.  Thereafter, (i) the Covered Securityholders shall be entitled to receive their portion of the Earn-out Consideration from the Payment Agent pursuant to Section 1.7 and the Payment Agent Agreement, and (ii) the Stockholder Representative shall direct the Payment Agent to pay the Earn-out Bonuses to such employees of the Company as of the Effective Time that it so determines.

(e)           Post-Closing Covenants.

(i)            Parent agrees to operate the business of the Surviving Corporation (A) in good faith, and (B) in a commercially reasonable manner. To the extent consistent with the foregoing sentence, Parent will have sole discretion in operating the Business and the Surviving Corporation following the Closing and will have the exclusive right to establish the terms, prices and discounts, payment terms and all other terms and conditions related to the operation of the Business, regardless of how its decisions affect the satisfaction of the Earn-out Conditions.  Without limiting the generality of the foregoing, to the extent consistent with the first sentence of this clause (i), Parent will have no obligation to promote, operate, manage, finance or sustain in any way the Surviving Corporation or the Business at any time after the Effective Time and may, in its sole discretion, dismantle, cease to operate, sell, liquidate or otherwise dispose of any of the capital stock of the Surviving Corporation or its assets, subject only to the possibility of an acceleration payment pursuant to Section 1.13(e)(ii).  Parent will not, however, intentionally take or fail to take any action with the principal purpose of causing the Earn-out Conditions to not be satisfied.

(ii)           Parent (or its successors or permitted assigns) will fully satisfy its obligations to pay the Earn-out Consideration and the Earn-out Bonuses by paying to the Payment Agent

11

a lump sum payment equal to the then-present value (assuming that the Earn-out Consideration would be payable on July 1, 2012 and using a discount rate equal to 3%) of the Earn-out Consideration and the Earn-out Bonuses, if (A) Parent shall sell or otherwise transfer all or a substantial portion of the capital stock or the assets of the Surviving Corporation, to any person that is not a Subsidiary or parent of Parent (or its successors or permitted assigns) on or before May 31, 2012, or (B) Parent or any of its successors or assigns shall on or before May 31, 2012 (1) consolidate with or merge into any other person and shall not be the continuing or surviving person of such consolidation or merger, or (2) transfer all or substantially all of its properties and assets to any person. Such lump sum payment shall be made on the date of the closing of the transaction giving rise to the obligation to make such lump sum payment. Any payment made for the purpose of terminating Parent’s obligations to pay the Earn-out Consideration will be subject to any right of offset and indemnification as set forth in Article V. Nothing contained in this Section 1.13 or elsewhere in this Agreement will prohibit Parent from transferring or assigning any of the capital stock or the assets of the Surviving Corporation to any Subsidiary or parent of Parent, and such an event does not trigger the acceleration events described in this Section 1.13(e)(ii), provided that Parent’s obligations under this Section 1.13 may not be delegated to any such Subsidiary or parent of Parent.

1.14        Working Capital Adjustment.

(a)           Prior to the Closing Date, the Company will prepare and deliver to Parent an estimated Net Working Capital statement (“Estimated Net Working Capital Statement”), certified by an appropriate officer of the Company, setting forth (i) a reasonably detailed calculation of the estimated Net Working Capital as of the close of business on the Closing Date (“Estimated Net Working Capital”) in substantially the same form as, and using the same line items, accounting and calculation methodology (which shall be in accordance with U.S. GAAP, except for exceptions expressly stated in the sample statement on Schedule 1.14) set forth in, the sample statement on Schedule 1.14, and (ii) a calculation of the Estimated Adjustment. For purposes of this Agreement, the “Estimated Adjustment” will be the amount, if any, by which the Estimated Net Working Capital is less than the Net Working Capital Target.  If the Net Working Capital Target exceeds the Estimated Net Working Capital, then the Merger Consideration will be decreased by the absolute value of the Estimated Adjustment, subject to further adjustment in accordance with this Section 1.14.  For the avoidance of doubt, if the Estimated Net Working Capital exceeds the Net Working Capital Target, the Estimated Adjustment shall be zero.

(b)           Within sixty (60) days following the Closing Date, Parent will prepare and deliver to the Stockholder Representatives a statement (“Final Net Working Capital Statement”), certified by an appropriate officer of Parent, setting forth (i) a reasonably detailed calculation of the Net Working Capital as of the close of business on the Closing Date (“Final Net Working Capital”), in substantially the same form as, and using the same line items, accounting and calculation methodology (which shall be in accordance with U.S. GAAP, except for exceptions expressly stated sample statement on Schedule 1.14) set forth in, the sample statement on Schedule 1.14, and (ii) a calculation of the Final Adjustment.  Parent will make available to the Stockholder Representatives and each of their accountants the work papers and back-up materials used in preparing the Final Working Capital Statement, the books and records of the Surviving Corporation or Parent, and upon reasonable advance notice, those employees of the Surviving Corporation or Parent who participated in the preparation of the Final Working Capital Statement.  For purposes of this Agreement, the “Final Adjustment,” which may be positive or negative, will be an amount equal to the difference between the following:  (1) the lesser of the Net Working Capital Target and the Final Net Working Capital, minus (2) an amount equal to the Net Working Capital Target minus the Estimated Adjustment, if any.

(c)           If the Stockholder Representatives do not deliver any objections to Parent’s determination of the Final Working Capital Statement and the Final Adjustment within sixty (60) days after receiving such calculations, then Parent’s determination will be final, non-appealable and binding on

12

the parties. If either Stockholder Representative has any objections to the Final Working Capital Statement, then such Stockholder Representative must deliver a detailed statement describing the objections to Parent’s determination of the Final Working Capital Statement or the Final Adjustment within sixty (60) days after receiving such Final Working Capital Statement and corresponding statement, including any supporting schedules, analyses, working papers and other documentation relating to such objections, and setting forth such Stockholder Representative’s determination of the Final Working Capital Statement and the Final Adjustment. Parent and the Stockholder Representatives will use commercially reasonable efforts to resolve any such objections themselves through good faith negotiation.  If they are able to negotiate a mutually agreeable resolution of each objection, the Final Working Capital Statement and the calculation of the Final Adjustment based thereon, as adjusted to reflect such resolution, will be deemed final, non-appealable and binding for purposes of this Agreement. If the parties do not obtain a final resolution of all objections within the 30-day period after delivery of a Stockholder Representative’s objections to the Final Working Capital Statement, then Parent and the Stockholder Representatives will select a mutually acceptable, nationally-recognized accounting firm that is unaffiliated with any of the Surviving Corporation, the Stockholder Representatives or Parent to resolve any remaining objections (the “Accounting Referee”).  Each of the Stockholder Representatives and Parent shall submit a written submission to the Accounting Referee setting forth its position with respect to any unresolved objections to the Final Working Capital Statement and the calculation of the Final Adjustment based thereon. The Accounting Referee will determine only with respect to the disputed items submitted whether and to what extent, if any, the Final Working Capital Statement and calculation of the Final Adjustment delivered by Parent requires adjustment.  Further, the Accounting Referee will make its determination based solely on the written submissions by the Stockholder Representatives and Parent and not on independent review.  The Accounting Referee shall act as an expert and not an arbitrator.  The Accounting Referee shall only review such items that remain in dispute and shall make no adjustments that would cause any such item to be greater than the higher of, or less than the lower of, the amounts proposed by Parent and the Stockholder Representatives for such item.  The determination made by the Accounting Referee will be set forth in writing and will be final, non-appealable and binding upon the parties. The costs of the Accounting Referee will be borne by Parent and the Stockholder Representatives in proportion to the difference of each such party’s determination of the Final Adjustment and the determination of the Accounting Referee, or equally by Parent and the Stockholder Representatives if the determination by the Accounting Referee is equidistant from the determinations of each of the parties.  For example, if the Stockholder Representatives claim the Final Adjustment is $1,000 greater than the amount determined by Parent in accordance with Section 1.14(b) above, and Parent contests only $500 of the amount claimed by the Stockholder Representatives, and if the Accounting Referee ultimately resolves the dispute by awarding the Stockholder Representatives $300 of the $500 contested, then the cost of the Accounting Referee will be allocated 60% (i.e. 300/500) to Parent and 40% (i.e. 200/500) to the Stockholder Representatives.

(d)           Following the final determination of the Final Working Capital Statement and the Final Adjustment, (i) if the Final Adjustment is a positive number (i.e., the lesser of the Net Working Capital Target and the Final Net Working Capital exceeds an amount equal to the Net Working Capital Target minus the Estimated Adjustment, if any), then the Merger Consideration will be increased by the amount of the Final Adjustment, and Parent will pay to the Payment Agent for the benefit of the Covered Securityholders, by wire transfer or delivery of other immediately available funds, an amount equal to the Final Adjustment, or (ii) if the Final Adjustment is a negative number (i.e., the lesser of the Net Working Capital Target and the Final Net Working Capital is less than an amount equal to the Net Working Capital Target minus the Estimated Adjustment, if any), then the Merger Consideration will be decreased by the absolute value of the Final Adjustment, and the Escrow Agent will pay to Parent out of the Escrow Fund, by wire transfer or delivery of other immediately available funds, an amount in cash equal to the absolute value of the Final Adjustment.

13

1.15        Cash/Indebtedness Adjustment.

(a)           At or prior to the Effective Time, the Company will deliver to Parent a certificate, executed by an appropriate officer of the Company (the “Cash and Indebtedness Certificate”), setting forth (i) a reasonable, good faith estimate of the amounts of Cash and Indebtedness as of the date of delivery of the Cash and Indebtedness Certificate, and (ii) a reasonable, good faith estimate of the Closing Cash and the Closing Indebtedness. At the Closing, Parent will pay in full, or cause to be paid in full by the Payment Agent, the Indebtedness (including the Selling Expenses).

(b)           Within thirty (30) days following the Closing Date, Parent will prepare and deliver to the Stockholder Representatives a statement (“Closing Cash and Indebtedness Statement”), certified by an appropriate officer of Parent, setting forth its calculations of the Closing Cash and Closing Indebtedness.  Parent will make available to the Stockholder Representatives and each of their accountants the work papers and back-up materials used in preparing its calculations of the Closing Cash and Closing Indebtedness, the books and records of the Surviving Corporation or Parent, and upon reasonable advance notice, those employees of the Surviving Corporation or Parent who participated in preparing its calculations of the Closing Cash and Closing Indebtedness.

(c)           If the Stockholder Representatives do not deliver any objections to Parent’s determination of the Closing Cash and Indebtedness Statement within sixty (60) days after receiving such calculations, then Parent’s determination will be final, non-appealable and binding on the parties.  If either Stockholder Representative has any objections to the Closing Cash and Indebtedness Statement, then such Stockholder Representative must deliver a detailed statement describing the objections to Parent’s determination of the Closing Cash and/or Closing Indebtedness within sixty (60) days after receiving such Closing Cash and Indebtedness Statement, including any supporting schedules, analyses, work papers and other documentation relating to such objections, and setting forth such Stockholder Representative’s determination of the Closing Cash and Closing Indebtedness.  Parent and the Stockholder Representatives will use commercially reasonable efforts to resolve any such objections themselves through good faith negotiation.  If they are able to negotiate a mutually agreeable resolution of each objection, the calculation of the Closing Cash and Closing Indebtedness, as adjusted to reflect such resolution, will be deemed final, non-appealable and binding for purposes of this Agreement.  If the parties do not obtain a final resolution of all objections within the 30-day period after delivery of a Stockholder Representative’s objections to the Closing Cash and Indebtedness Statement, then Parent and the Stockholder Representatives will select a mutually acceptable, nationally-recognized accounting firm that is unaffiliated with any of the Surviving Corporation, the Stockholder Representatives or Parent to resolve any remaining objections (the “Accountant”).  Each of the Stockholder Representatives and Parent shall submit a written submission to the Accountant setting forth its position with respect to any unresolved objections to the Closing Cash and Indebtedness Statement and the calculation of the Closing Cash and Closing Indebtedness based thereon. The Accountant will determine only with respect to the disputed items submitted whether and to what extent, if any, the calculation of Closing Cash and/or Closing Indebtedness delivered by Parent requires adjustment.  Further, the Accountant will make its determination based solely on the written submissions by the Stockholder Representatives and Parent and not on independent review.  The Accountant shall act as an expert and not an arbitrator.  The Accountant shall only review such items that remain in dispute and shall make no adjustments that would cause any such item to be greater than the higher of, or less than the lower of, the amounts proposed by Parent and the Stockholder Representatives for such item.  The determination made by the Accountant will be set forth in writing and will be final, non-appealable and binding upon the parties.  The costs of the Accountant will be borne by Parent and the Stockholder Representative in proportion to the difference of each such party’s determination of Closing Cash and/or Closing Indebtedness and the determination of the Accountant, or equally by Parent and the Stockholder Representatives if the determination by the Accountant is equidistant from the determinations of each of the parties.

14

(d)           Following the final determination of the Closing Cash and Closing Indebtedness, (i) if the amount of Closing Cash as so finally determined (the “Final Closing Cash”) is more than, or the amount of Closing Indebtedness as so finally determined (the “Final Closing Indebtedness”) is less than, the respective amount set forth on the Cash and Indebtedness Certificate (respectively, the “Estimated Closing Cash” and the “Estimated Closing Indebtedness”), then the Merger Consideration will be increased by the amount by which the Final Closing Cash exceeds the Estimated Closing Cash, or the amount by which the Estimated Closing Indebtedness exceeds the Final Closing Indebtedness (as the case may be) and Parent will pay to the Payment Agent, for the benefit of the Covered Securityholders, by wire transfer or delivery of other immediately available funds, an amount equal to such excess or excesses (as the case may be), (ii) if the amount of Final Closing Cash is less than the Estimated Closing Cash, or the amount of Final Closing Indebtedness is more than the Estimated Closing Indebtedness, then the Merger Consideration will be decreased by the amount by which the Estimated Closing Cash exceeds the Final Closing Cash and the amount by which the Final Closing Indebtedness exceeds the Estimated Closing Indebtedness (as the case may be) and the Cash True-Up Escrow Agent will pay to Parent out of the Cash True-Up Escrow Fund, by wire transfer or delivery of other immediately available funds, an amount, in cash, equal to such excess or excesses (as the case may be) (the “Parent Cash True-Up Claim”) up to the Cash-True Up Escrow Amount, and if the amount Parent Cash True-Up Claim exceeds the Cash-True Up Escrow Fund, then the Escrow Agent will pay to Parent out of the Escrow Fund, by wire transfer or delivery of other immediately available funds, an amount, in cash, equal to Parent Cash-True Up Claim minus the Cash-True Up Escrow Fund, and (iii) the Cash True-Up Escrow Agent shall disburse (A) a portion, determined by a Stockholder Representative in its sole discretion, of the Cash True-Up Escrow Fund remaining after payment of the Parent Cash True-Up Claim, to the Payment Agent for the payment of bonuses to such employees of the Company or the Surviving Corporation, and in such allocations as such Stockholder Representative directs (collectively, the “Discretionary Bonuses”), and (B) such remaining portion of the Cash True-Up Escrow Fund remaining after payment of the Parent Cash True-Up Claim and the payment to the Payment Agent of an amount equal to the Discretionary Bonuses, to the Payment Agent for distribution to the Covered Securityholders in accordance with the Cash True-Up Escrow Agreement and the Payment Agent Agreement.

(e)           To provide a fund against which Parent may assert Parent Cash True-Up Claims, the Cash-True Up Escrow Amount shall be deposited into escrow pursuant to the Cash-True Up Escrow Agreement in accordance with Section 1.9.  The Cash-True Up Escrow Fund shall be held and distributed in accordance with this Section 1.15 and the Cash-True Up Escrow Agreement.  A Parent Cash True-Up Claim shall be made only in accordance with this Section 1.15 and the Cash-True Up Escrow Agreement. Parent shall seek recourse for the Parent Cash True-Up Claim by offset against the Cash-True Up Escrow Fund first.  Any interest or other income paid on the Cash True-Up Escrow Amount shall be treated in accordance with Section 5.4(f).  Parent, Sub and the Company shall file all Tax Returns consistently with the foregoing. Subject to the terms and conditions of this Agreement, the entire amount of the Cash True-Up Escrow Fund shall be available to Parent on a joint and several basis for satisfaction of any Parent Cash True-Up Claim.  No Securityholder may recover from Parent, and Parent has no Liability for, any amount by which the Cash True-Up Escrow Fund is properly reduced thereby in accordance with this Agreement and the Cash True-Up Escrow Agreement.

(f)            Once the Final Closing Cash and the Final Closing Indebtedness have been determined in accordance with this Section 1.15, a Stockholder Representative and Parent will furnish to the Cash True-Up Escrow Agent a memorandum setting forth the disbursement of the Cash True-Up Escrow Fund to the Payment Agent for payment of the Parent Cash True-Up Claim, the Discretionary Bonuses and distribution to the Covered Securityholders in accordance with Section 1.15(d) and the Cash True-Up Escrow Agreement.

15

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent and Sub as follows:

2.1          Organization, Qualification, Power and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company is duly authorized to conduct business and is in good standing under the Laws of each jurisdiction where such qualification is required (each of which is listed on Section 2.1 of the Company Disclosure Schedule), except where the failure to be so qualified or authorized to conduct business and in good standing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has full corporate power and authority to carry on the business in which it is engaged, and to own and use the properties owned and used by it.  The Company has full corporate power and authority to execute and deliver this Agreement and the Transaction Documents to which the Company is a party (the “Company Transaction Documents”).  This Agreement and the Company Transaction Documents constitute the valid and legally binding obligations of the Company, enforceable in accordance with their respective terms and conditions, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (the “Enforceability Exceptions”).  The Requisite Stockholder Consent includes the only votes of the holders of any class or series of the Company’s capital stock necessary to approve and adopt this Agreement, the Company Transaction Documents and the Merger.  The Securityholders that are party to the Support Agreements represent the requisite votes of the holders of the Company’s capital stock necessary to effect the Requisite Stockholder Consent. To the knowledge of the Company, the Support Agreements constitute the valid and legally binding obligations of the applicable Securityholders, enforceable in accordance with their respective terms and conditions, subject to the Enforceability Exceptions.

2.2          Capitalization.  The authorized capital stock of the Company consists of 380,000,000 Shares, of which (a) 260,000,000 shares are designated Company Common Stock, of which as of the date hereof 95,752,042 shares are issued and outstanding; (b) 80,000,000 shares are designated Series A Preferred Stock, of which as of the date hereof 41,872,267 shares are issued and outstanding; and (c) 40,000,000 shares are designated Series A-1 Preferred Stock, of which as of the date hereof 24,212,338 shares are issued and outstanding.  All of the Shares have been duly authorized, are validly issued, fully paid and nonassessable, and are held of record as set forth in Section 2.2 of the Company Disclosure Schedule.  Section 2.2 of the Company Disclosure Schedule sets forth as of the date hereof all shares of Company Common Stock that are reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding options and warrants.  Except as set forth in Section 2.2 of the Company Disclosure Schedule, there are no outstanding or authorized options, warrants, purchase rights, conversion rights, phantom stock or other contracts or commitments that could require the Company to issue, sell or otherwise cause to become outstanding any of their equity securities.  There are no outstanding or authorized appreciation, phantom interest, profit participation or similar rights with respect to the Company.  To the knowledge of the Company, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of the Shares except the Support Agreements.

2.3          Non-contravention; Consents and Approvals. Neither the execution and the delivery of this Agreement or the Company Transaction Documents, nor the consummation of the transactions contemplated hereby or thereby, will, assuming that all consents, approvals, authorizations, filings and other actions described in Section 2.3 of the Company Disclosure Schedule have been obtained, made or complied with, (a) violate any Law; (b) violate any provision of the Certificate of Incorporation or bylaws of the Company; (c) conflict with, result in a breach of, constitute a default under, result in the

16

acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument or other arrangement to which the Company is a party or by which the Company is bound or to which any of the assets of the Company is subject (or result in the imposition of any Lien upon such assets); or (d) result in the cancellation, forfeiture, revocation, suspension or adverse modification of any Company Permit, except in the case of clauses (c) and (d), as would not have a Material Adverse Effect.  Except for any filings required under the HSR Act and the consents, approvals, authorizations, filings and other actions described in Section 2.3 of the Company Disclosure Schedule, the Company does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of, any person (including any Governmental Entity) in order for the parties hereto to consummate the transactions contemplated by this Agreement.

2.4          Brokers’ Fees.  Except as set forth on Section 2.4 of the Company Disclosure Schedule, the Company has no Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Parent or the Surviving Corporation could become liable or obligated.

2.5          Title to Assets.  The Company has good and valid title to, or a valid license, leasehold or other enforceable interest in, all properties and assets (tangible and intangible) used by it, or shown on the Most Recent Balance Sheet or acquired after the date of the Most Recent Balance Sheet, and holds such properties and assets free and clear of all Liens (other than Permitted Liens), except for properties and assets disposed of in the ordinary course of business since the date of the Most Recent Balance Sheet.

2.6          Subsidiaries.  The Company does not own, of record or beneficially, or control any direct or indirect equity or other interest, or any right (contingent or otherwise) to acquire the same, in any person, joint venture, association or other entity. Except as otherwise set forth on Section 2.6 of the Company Disclosure Schedule, the Company has not made any investment and does not hold any interest in or have any outstanding loan or advance to or from, any person, including any officer, manager or stockholder of the Company, other than advances made in the ordinary course to officers and employees for business expenses.

2.7          Financial Statements.  The Company has delivered or made available to Parent the following financial statements (collectively, the “Financial Statements”):  (a) audited balance sheet and statements of income, stockholders’ equity, and cash flows as of and for the fiscal year ended March 31, 2010 for the Company (the “Most Recent Fiscal Year End”); and (b) unaudited balance sheets and statements of income, stockholders’ equity and cash flows as of and for the month ended October 31, 2010 for the Company (the “Most Recent Financial Statements”).  Except as otherwise set forth on Section 2.7 of the Company Disclosure Schedule, the Financial Statements (including the notes) have been prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes thereto or, in the case of the Most Recent Financial Statements, as permitted by U.S. GAAP), present fairly in all material respects the financial condition and the results of operations of the Company for those periods and are correct in all material respects, except that the Most Recent Financial Statements are subject to customary adjustments and lack footnotes and other presentation items.

2.8          Subsequent Events.  Since the Most Recent Fiscal Year End there have been no changes in the assets, condition or affairs, financial or otherwise, of the Company that have individually or in the aggregate resulted in or are reasonably likely to result in a Material Adverse Effect.  Without limiting the foregoing, since that date and except as otherwise set forth on Section 2.8 of the Company Disclosure Schedule:

17

(a)           the Company has not sold, leased, transferred, licensed, sublicensed or assigned any of its assets, tangible or intangible, including the Intellectual Property, other than in the ordinary course of business;

(b)           the Company has not entered into any material agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) outside the ordinary course of business;

(c)           no party (including the Company) has terminated or cancelled prior to the scheduled expiration or terminate date any agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) involving more than $50,000 to which the Company is a party or by which the Company is bound;

(d)           the Company has not imposed, or had imposed against it, any Lien (other than Permitted Liens) upon any of its assets, tangible or intangible, including the Software;

(e)           the Company has not made any capital investment in, any loan to or any acquisition of the securities or assets of, any other person (or series of related capital investments, loans and acquisitions) outside the ordinary course of business;

(f)            the Company has not issued any note, bond or other debt security or created, incurred, assumed or guaranteed any indebtedness for borrowed money or capitalized lease obligation;

(g)           the Company has not cancelled, compromised, waived or released any right or claim (or series of related rights and claims) either involving more than $50,000 or outside the ordinary course of business;

(h)           there has been no change made or authorized in the certificate of incorporation or bylaws of the Company;

(i)            the Company has not declared, set aside or paid any dividend or made any distribution with respect to its equity securities (whether in cash or in kind) or redeemed, purchased or otherwise acquired any of its equity securities;

(j)            the Company has not made any loan to or received a loan from any of its Affiliates, directors, officers, managers and employees;

(k)           the Company has not modified the terms of any employment contract (other than any at-will employment contract) or collective bargaining agreement to which it is a party and has not made any other material change in employment terms for any of its directors, officers, managers and employees;

(l)            the Company has not adopted or terminated any material Employee Benefit Plan or any bonus, profit-sharing, incentive, severance or other plan contract or commitment for the benefit of any of its directors, officers, employees and consultants (or taken any such action with respect to any other Employee Benefit Plan);

(m)          the Company has not experienced any material damage, destruction or loss (whether or not covered by insurance) to its property;

18

(n)           the Company has not granted any increase in the base compensation of any of its directors, officers, managers and employees outside the ordinary course of business;

(o)           the Company has not committed to make any charitable contribution in excess of $5,000;

(p)           there has not been any other material occurrence, event, incident, action, failure to act or transaction outside the ordinary course of business involving the Company; and

(q)           the Company has not committed to do any of the items described in this Section 2.8.

2.9          Undisclosed Liabilities.  Except as set forth on Section 2.9 of the Company Disclosure Schedule, the Company has no Liabilities, except for (a) Liabilities stated or adequately reserved against in the Most Recent Balance Sheet, (b) Liabilities that have arisen after the date of the Most Recent Balance Sheet in the ordinary course of business, including pursuant to agreements (none of which results from, arises out of, relates to, is in the nature of or was caused by any breach of contract, breach of warranty, tort, infringement or violation of Law) and (c) Selling Expenses.

2.10        Legal Compliance.  Except as set forth on Section 2.10 of the Company Disclosure Schedule, the Company is and, to the knowledge of the Company, has been in compliance in all material respects with all applicable Laws.

2.11        Tax Matters.

(a)           The Company has timely filed all required Tax Returns. All such Tax Returns were correct and complete in all material respects and were prepared in compliance in all material respects with all applicable Law.  All Taxes owed by the Company (whether or not shown on any Tax Return) have been paid.  Except as set forth on Section 2.11 of the Company Disclosure Schedule, the Company is not currently the beneficiary of any extension of time within which to file any Tax Return.  There are no pending or, to the knowledge of the Company, threatened claims in writing by a Governmental Entity that the Company is or may be subject to taxation by a jurisdiction where it does not file Tax Returns.  The Company does not have and has never had, a permanent establishment or other taxable presence in any foreign country, as determined pursuant to applicable foreign Law and any applicable Tax treaty or convention between the United States and such foreign country.  The Company has no controlled foreign corporations within the meaning of Section 957 of the Code.  No assets of the Company are subject to a Lien (other than Permitted Liens) that arose in connection with any failure (or alleged failure) to pay any Tax.

(b)           The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts owing to any employee, independent contractor, creditor, stockholder or other third party, and all Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed.

(c)           None of the Tax Returns filed by the Company or Taxes payable by the Company are subject to any pending or, to the Company’s knowledge, threatened audit, action, suit, proceeding, claim, examination, deficiency or assessment by any Governmental Entity for which the Company has received written notice.  The Company has delivered or made available to Parent correct and complete copies of all Income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Company since January 1, 2007.

19

(d)           The Company has not waived any statute of limitations or agreed to any extension of time with respect to a Tax assessment or deficiency, which waiver or extension is still in effect.

(e)           The unpaid Taxes of the Company (i) did not, as of October 31, 2010, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Most Recent Balance Sheet (rather than in its notes) and (ii)  will not exceed that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company in its Tax Returns.

(f)            The Company is not a party to any agreement, contract, arrangement or plan that has resulted or could result, separately or in the aggregate, in the payment of any excess parachute payment within the meaning of Section 280G of the Code (or any corresponding provision of state, local or foreign Tax Law).  The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.  The Company has disclosed on its federal Income Tax Returns all positions taken that could give rise to a substantial understatement of federal Income Tax within the meaning of Section 6662 of the Code.  The Company: (i) has not been a member of an Affiliated Group filing a consolidated federal Income Tax Return (other than a group the common parent of which was the Company); or (ii) has no liability for the Taxes of any person (other than any of the Company) under Reg. Section 1.1502-6 (or any similar provision of Law), as a transferee or successor, by contract or otherwise.

(g)           There are no Tax sharing or allocation agreements or similar agreements (including indemnification agreements or arrangements) with respect to or involving the Company.

(h)           The Company has not participated in any way in any “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Reg. Section 1.6011-4(b).  The Company is not a party to any transaction lacking in economic substance (within the meaning of Section 7701(o) of the Code) to which the penalty under Section 6662(b)(6) of the Code could apply to the Company.  The Company has not distributed the stock or membership interests of another person, or had its stock or membership interests distributed by another person, in a transaction that was purported or intended to be governed in whole or in part Section 355 or Section 361 of the Code.

(i)            No property owned by the Company is: (i) tax-exempt use property within the meaning of Section 168(h) of the Code, or (ii) tax-exempt bond financed property within the meaning of Section 168(g)(5) of the Code.

(j)            The Company is not an owner of an interest in a limited liability company and is not a party to or a partner in any joint venture, partnership or other arrangement or contract that could be treated as a partnership for federal income Tax purposes.

(k)           The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any:

(i)            change in method of accounting for a taxable period ending on or prior to the Closing Date;

20

(ii)           “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law) executed on or prior to the Closing Date;

(iii)          intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or foreign income Tax Law) with respect to transactions occurring on or before the Closing Date or, in the case of an excess loss account, existing on the Closing Date;

(iv)          installment sale or open transaction disposition made on or prior to the Closing Date; or

(v)           prepaid amount received on or prior to the Closing Date.

2.12         Real Property.  The Company does not own and has not owned any real property.  The addresses of all real property leased or subleased by the Company are listed on Section 2.12 of the Company Disclosure Schedule.  The Company has delivered or made available to Parent correct and complete copies of the leases and subleases listed in Section 2.12 of the Company Disclosure Schedule (as amended to date), and with respect to each lease and sublease listed in Section 2.12 of the Company Disclosure Schedule:

(a)           the Company has not assigned, transferred, conveyed, mortgaged, deeded in trust or otherwise encumbered any interest in the leasehold or subleasehold; and

(b)           to the Company’s knowledge, there are no pending or contemplated eminent domain or similar proceedings pursuant to which any of the Company’s leased or subleased real property would be acquired for public use.

2.13         Intellectual Property.

(a)           The Company owns or has the right to use pursuant to license, sublicense, agreement or permission all Intellectual Property reasonably necessary for the operation of the business of the Company as presently conducted. Assuming that all of the consents, approvals, authorizations, filings and other actions described in Section 2.13(a) of the Company Disclosure Schedule are obtained or made, each item of Intellectual Property owned or used by the Company immediately before the Closing will be owned or available for use by Parent on identical terms and conditions immediately after the Closing.  The Company has taken all commercially reasonable actions to maintain and protect each item of Intellectual Property that it owns.

(b)           To the Company’s knowledge, the Company has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of third parties.  The Company has not received any written charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party).  To the Company’s knowledge, no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of the Company.

(c)           Section 2.13(c) of the Company Disclosure Schedule identifies the following:  (i) each patent or registration that has been issued to the Company for any Intellectual Property; (ii) each pending patent application or application for registration that the Company has made for any Intellectual Property; and (iii) each trade name, registered or unregistered trademark, or copyright used by the

21

Company in connection with its business.  The Company has delivered or made available to Parent correct and complete copies of all such patents, registrations and applications (as amended to date) and has made available to Parent correct and complete copies of all other written documentation evidencing ownership of each item.

(d)           With respect to each item of Intellectual Property required to be identified in Section 2.13(c) of the Company Disclosure Schedule: (i) the Company possesses all right, title and interest in and to the item, free and clear of any Lien (other than Permitted Liens); (ii) the item is not subject to any outstanding injunction, judgment, order, decree, ruling or charge; and (iii) except as set forth in Section 2.13(d) of the Company Disclosure Schedule and except for agreements between the Company and its customers made in the ordinary course of business, the Company has not agreed to indemnify any person for or against any interference, infringement, misappropriation or other conflict with respect to such item.

(e)           Section 2.13(e) of the Company Disclosure Schedule identifies each item of Intellectual Property that is material to the operation of the Company’s business and that any third party owns and that the Company uses pursuant to license, sublicense, agreement or permission.  Except as set forth on Section 2.13(e) of the Company Disclosure Schedule, no third party software is embedded in any of the Company’s Software.  The Company has delivered or made available to Parent correct and complete copies of all licenses, sublicenses, agreements and permissions (as amended to date) for its use of any Ancillary Software.

(f)            With respect to each item of Intellectual Property required to be identified in Section 2.13(e) of the Company Disclosure Schedule:  (i) the license, sublicense, agreement or permission covering the item is legal, valid, binding, enforceable and in full force and effect against the Company and, to the Company’s knowledge, the other parties thereto, subject to the Enforceability Exceptions, and, assuming that all of the consents, approvals, authorizations, filings and other actions described in Section 2.3 of the Company Disclosure Schedule related to Ancillary Software or other third party Intellectual Property are obtained or made, will remain so on identical terms following the consummation of the contemplated transactions; (ii) the Company is not and to the Company’s knowledge, no other party to any of such license, sublicense, agreement or permission is in material breach or material default, and no event has occurred that, with notice or lapse of time, would constitute a material breach or material default or permit termination, material modification or acceleration; (iii) no party to the license, sublicense, agreement or permission has repudiated any provision thereof; (iv) to the Company’s knowledge, the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling or charge; (v) to the Company’s knowledge, no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or is threatened that challenges the legality, validity or enforceability of the underlying item of Intellectual Property; and (vi) the Company has not granted any sublicense or similar right with respect to the license, sublicense, agreement or permission in violation of the terms of such license, sublicense, agreement or permission.

(g)           To the Company’s knowledge, the Company has not employed any Intellectual Property that any of its employees or independent contractors may have created in any former employment by, or contractual relationship with, any third party in the development of any products, inventions, procedures or methods of manufacturing or processing that are material to the business of the Company.

(h)           The Company owns all components included in the Software.  The Intellectual Property does not contain any Publicly Available Software and the Company has not used any Publicly Available Software in whole or in part in the development of any part of the Intellectual Property in a manner that may subject the Intellectual Property, in whole or in part, to all or part of the license

22

obligations of any Publicly Available Software.  The Company owns, possesses and controls all source code, object code, documentation, benchmark tests, programmer level documentation, user level documentation, specifications and other materials necessary for the use of the Software. The Company has not provided any copies of the Software’s source code or object code to any third parties.  The Company has not provided to third parties any copies of programmer level documentation, benchmark tests or any other documentation disclosing trade secrets relating to the Software, except pursuant to written confidentiality agreements.

(i)            The Company has not provided and is not obligated to provide the source code for any of the Software to any other person, other than pursuant to agreements where the Company is required to deliver source code to a third party escrow agent upon request of a customer or reseller, or in the event the Company ceases to operate, enters bankruptcy, or ceases the sale, licensing, maintenance or support of the Software subject to escrow or similar circumstances.  The Company has not, by license, transfer, sale, escrow or otherwise, granted any other person the express right to reverse engineer, disassemble or decompile any of the Software, including data files, source code, object code, application programming interfaces, databases and other software-related specifications and documentation.

(j)            All former and current employees, consultants, contractors and other persons who have ever been involved in any aspect of the design or creation of any of the Company’s Intellectual Property, including the Software, have executed valid and, to the Company’s knowledge, enforceable written agreements that cause ownership to accrue to or that assign to the Company any and all rights to all Intellectual Property, including inventions, improvements or discoveries, whether patentable or not, made by them during and in the scope of their service to the Company.  The Company has delivered or made available to Parent correct and complete copies of all such written agreements.

(k)           No (i) government funding, or (ii) facilities of a university, college or other educational institution or research center was used in the development of the Company’s Intellectual Property.  To the Company’s knowledge, no current or former employee, consultant or independent contractor of the Company who was involved in or contributed to the creation or development of any of the Company’s Intellectual Property has performed services for any government, university, college or other educational institution or research center during a period of time during which such employee, consultant or independent contractor was also performing services for the Company.

(l)            The Company has taken all commercially reasonable steps to protect and preserve the confidentiality of all Confidential Information.  Former and current employees, consultants, contractors and other persons who have ever had access to Confidential Information that is material to the operation of the Business as presently conducted have executed valid and enforceable written confidentiality agreements.  All disclosure of Confidential Information that is material to the operation of the Business as presently conducted to any third party has been pursuant to the terms of a written confidentiality agreement between the Company and such third party which to the Company’s knowledge is valid and enforceable.

(m)          Except for the reseller agreements set forth on Section 2.15 of the Company Disclosure Schedule (i) the Company does not resell or otherwise deliver the products of any third party, and (ii) no third party is authorized by the Company to resell or deliver the products of the Company.

2.14         Tangible Assets.  The Company owns or leases all equipment and other tangible assets reasonably necessary for the conduct of its business as presently conducted.  The tangible assets of the Company, taken as a whole, are in good operating condition and repair (subject to normal wear and tear), and are suitable for the purposes for which they presently are used.

23

2.15         Contracts.  Section 2.15 of the Company Disclosure Schedule contains a complete and accurate listing of all of the following contracts, whether written or oral, to which the Company is a party and which are in effect (excluding any Employee Benefit Plan):

(a)           any agreement pursuant to which the Company has made payments greater than $150,000 in the twelve (12) months ended October 31, 2010;

(b)           any agreement with a customer that constitutes a top 50 customer of the Company based on invoices issued in the twelve (12) months ended October 31, 2010;

(c)           any agreement (or group of related agreements) for the lease of personal property to or from any person outside the ordinary course of business;

(d)           any agreement for the lease of real property;

(e)           any agreement concerning a legal partnership or joint venture;

(f)            any agreement (or group of related agreements) under which the Company has created, incurred or assumed any indebtedness for borrowed money, or any capitalized lease obligation, under which a Lien has been imposed on any of its assets, tangible or intangible;

(g)           any agreement that contains a non-compete, exclusivity, non-solicitation, no-hire or similar provision that restricts the conduct of the Company, other than non-solicitation or no-hire provisions in customer or vendor agreements;

(h)           any alliance, co-marketing, system integration, reseller (upstream or downstream) or similar agreements;

(i)            any agreement relating to the voting, information rights, right of first refusal or co-sale rights or registration rights of a Securityholder;

(j)            any collective bargaining agreement, works council agreement, or any similar agreement that obligates the Company in any jurisdiction in the world;

(k)           any agreements or other arrangements, other than offer letters or other agreements or arrangements for at-will employees, for the employment of any individual to which the Company is a party, and any agreements to which the Company is a party that provide for severance;

(l)            any agreement under which the Company has advanced or loaned any amount to any of its directors, officers, managers and employees other than advances in the ordinary course for business expenses; and

(m)          any agreement of guarantee, assumption or endorsement of, or any similar commitment with respect to, the Liabilities or indebtedness of any person.

The Company has delivered or made available to Parent a correct and complete copy of each written agreement listed in Section 2.15 of the Company Disclosure Schedule (as amended to date) (collectively, the “Material Contracts”).  With respect to each Material Contract, (i) such Material Contract is legal, valid, binding, enforceable and in full force and effect against the Company, and to the Company’s knowledge, against any other party thereto, subject only to the effect, if any, of the Enforceability Exceptions, and, assuming that all consents, approvals, authorizations and other actions described in

24

Section 2.3 of the Company Disclosure Schedule have been obtained or made, will remain so on identical terms following the consummation of the transactions contemplated hereby, (ii) the Company is not in material breach or material violation of, or material default under, such Material Contract and, to the Company’s knowledge, no other party to such Material Contract is in material breach or material violation thereof or material default thereunder, and, to the Company’s knowledge, no event has occurred that, with notice or lapse of time, would constitute a breach or default, or permit termination, modification, or acceleration, under such Material Contract, and (iii) no party has repudiated any provision of such Material Contract. The Company is current in its payment of invoices from Harbinger Net Genica Private Limited and its Affiliates (“Harbinger”) and has paid in full and has no outstanding past-due obligations under any of its agreements with Harbinger.

2.16         Company Permits.  The Company has in its possession all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company to own, lease and otherwise hold and operate its properties and other assets and to carry on its business as it is now being conducted (the “Company Permits”).  The Company has not received any written notice of any actual or possible violation of or failure to comply with any term or requirement of any Company Permit.

2.17         Accounts Receivable.  All notes and accounts receivable of the Company are reflected properly on its books and records and are valid receivables subject, to the Company’s knowledge, to no setoffs or counterclaims.

2.18         Powers of Attorney.  There are no outstanding powers of attorney executed on behalf of the Company.

2.19         Insurance.  Section 2.19 of the Company Disclosure Schedule contains an accurate description of the insurance policies currently maintained by the Company, including all insurers and coverage limits, and including all self-insurance arrangements.  All such policies are in full force and effect and are enforceable, there are no claims pending by the Company under any insurance policies currently in effect and covering the property, business or employees of the Company, and all premiums due and payable with respect to the policies maintained by the Company have been paid to date.  The Company is not in material breach or material default under any policy listed on Section 2.19 of the Company Disclosure Schedule and, to the Company’s knowledge, no event has occurred that, with notice or lapse of time, would constitute a material breach or material default, or permit termination, modification or acceleration under such policy.  To the knowledge of the Company, any pending or threatened claims against the Company that may be insured have been properly tendered or otherwise presented to the insurers listed on Section 2.19 of the Company Disclosure Schedule.

2.20         Litigation.  Except as set forth on Section 2.20 of the Company Disclosure Schedule, the Company (a) is not and has not during the past three years been subject to any injunction, judgment, order, decree, ruling, complaint or charge, and (b) is not and has not during the past three years been a party, or to Company’s knowledge threatened to be made a party, to any action, suit, proceeding, hearing or investigation of, in or before any Governmental Entity.  There is no action, suit, proceeding, hearing, complaint or, to the knowledge of the Company, investigation pending against or, to the knowledge of the Company, threatened against or affecting the Company before any Governmental Entity which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

25

2.21         Employment Matters.

(a)           The Company is not a party to or bound by any collective bargaining agreement, nor has the Company experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes.  The Company has not committed any unfair labor practice.  To the Company’s knowledge, no current key employee of the Company intends to terminate his or her employment with the Company.

(b)           The Company has not treated any person as an independent contractor who should have been treated as an employee under any Law or otherwise.

(c)           All current employees of the Company are employees at will and may be terminated by the Company at any time and for any lawful reason or no reason without severance.

(d)           Except to the extent described on Section 2.21 of the Company Disclosure Schedule, the Company has correctly categorized each employee as “exempt” or “non-exempt” according to the Laws of the jurisdiction in which the employee is employed.

2.22         Employee Benefits.

(a)           Section 2.22 of the Company Disclosure Schedule lists each material Employee Benefit Plan that the Company or any ERISA Affiliate maintains or to which the Company or any ERISA Affiliate contributes or has any obligation to contribute.  The Company has delivered or made available to Parent correct and complete copies of the plan documents, plan amendments and summary plan descriptions, the three most recent Form 5500 Annual Reports (including all attachments and schedules), and all related trust agreements, insurance and annuity contracts and other funding agreements that fund each Employee Benefit Plan.  Each Employee Benefit Plan (and each related trust, insurance contract or fund) complies in form and in operation in all material respects with the applicable requirements of ERISA, the Code and other applicable Laws.  All required reports and descriptions (including Form 5500 Annual Reports, summary annual reports, any “PBGC-1” and summary plan descriptions) have been timely filed and distributed appropriately with respect to each Employee Benefit Plan.  Each Employee Pension Benefit Plan that is intended to be a qualified retirement plan within the meaning of Code Section 401(a) has received or is the process of applying for a favorable determination, opinion, notification or advisory letter, as applicable, from the Internal Revenue Service, which has not yet expired under the Internal Revenue Service’s determination letter procedures.  To the Company’s knowledge, no facts or circumstances exist which would adversely affect the qualified status of such Employee Pension Benefit Plan.

(b)           With respect to each Employee Benefit Plan that the Company or any ERISA Affiliate maintains or to which any of them contributes:

(i)            No such Employee Benefit Plan that is an Employee Pension Benefit Plan (other than any Multiemployer Plan) has been completely or partially terminated or been the subject of a Reportable Event as to which notices would be required to be filed with the Pension Benefit Guaranty Corporation.  No proceeding by the Pension Benefit Guaranty Corporation to terminate any Employee Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or, to the Company’s knowledge, threatened.

(ii)           There have been no Prohibited Transactions with respect to any Employee Benefit Plan.

(iii)          No Fiduciary has any material Liability for breach of fiduciary duty or any other failure to act or comply in connection with the investment of the assets or administration of any

26

Employee Benefit Plan, nor has any Fiduciary, to the Company’s knowledge, engaged in any activity or failed to engage in any activity that might reasonably be anticipated to constitute a breach of fiduciary duty or lead to claims of such breach.  No action, suit, proceeding, hearing or investigation with respect to the investment of the assets or administration of any Employee Benefit Plan (other than routine claims for benefits) is pending or, to the Company’s knowledge, threatened.  To the Company’s knowledge, there is no basis for any such action, suit, proceeding, hearing or investigation.

(c)           Neither the Company nor any ERISA Affiliate contributes to, has contributed to or has been required to contribute to any plan subject to Code Section 412 or any Multiemployer Plan or has any Liability (including withdrawal liability as defined in ERISA Section 4201) under any such plan or Multiemployer Plan.

(d)           Neither the Company nor any ERISA Affiliate has, now or in the past, maintained or contributed to, or been required to contribute to, any Employee Welfare Benefit Plan providing medical, health or life insurance or other welfare-type benefits for retirees (current and future or terminated employees, their spouses or their dependents (other than in accordance with COBRA, or other applicable statute).

(e)           With respect to any Employee Benefit Plan that is a group health plan, the Company and all ERISA Affiliates have complied in form and operation with all requirements of any Laws governing group health plans, including the Health Insurance Portability and Accountability Act of 1996, the Mental Health Parity and Addiction Equity Act, the Genetic Information Nondiscrimination Act, COBRA and the Patient Protection and Affordable Care Act of 2010.

(f)            With respect to any Employee Benefit Plan that is a nonqualified deferred compensation plan within the meaning of Code Section 409A, such Employee Benefit Plan complies, in form and operation, with all requirements of Code Section 409A.

(g)           All premiums or other payments owed by the Company or otherwise required to be remitted by the Company, in each case, under applicable Law for all periods ending on or before the Closing Date have been paid with respect to each Employee Welfare Benefit Plan or accrued in accordance with the past custom and practice of the Company.

(h)           Except as otherwise set forth on Section 2.22 of the Company Disclosure Schedule, the Company does not sponsor, maintain, contribute to or have any Liability under any Employee Benefit Plan not subject to the Laws of the United States or any state (“Foreign Plan”).  With respect to Foreign Plans set forth on Section 2.22 of the Company Disclosure Schedule, no Foreign Plan is causing and will not cause the Company to incur any Tax, Liability or Losses as a result of the transactions contemplated by this Agreement.

2.23         Environmental, Health and Safety Matters.  Except as would not reasonably be expected to result in a Material Adverse Effect, the Company has complied and is in compliance with all Laws concerning public health and safety, worker health and safety, and pollution or protection of the environment, the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and in effect, now or in the future. Notwithstanding any other provision in this Agreement to the contrary, the representations and warranties of the Company in this Section 2.23 constitute the sole representations and warranties of the Company with respect to any matter relating to environmental laws and hazardous materials.

27

2.24         Banking Arrangements.  All of the arrangements that the Company has with any banking or financial institutions are completely and accurately described in Section 2.24 of the Company Disclosure Schedule, indicating with respect to each of such arrangements the type of arrangement maintained (such as checking accounts, borrowing arrangements, safe deposit boxes, etc.) and the person authorized in respect to each account.  Except as set forth in Section 2.24 of the Company Disclosure Schedule, none of the cash held in such accounts is restricted cash under U.S. GAAP.

2.25         Software Warranty.  All software or other products manufactured, sold, licensed, leased, serviced or delivered by the Company, including the Software, has been in conformity in all material respects with all applicable contractual commitments and all express and implied warranties, and the Company has no material Liability for replacement or repair of, or damages to, such software or other products in excess of reserves for such Liabilities that are reflected on the Most Recent Balance Sheet.

2.26         Customers and Suppliers.

(a)           Except as otherwise described in Section 2.26(a) of the Company Disclosure Schedule, during the past 12 months, none of the top 50 customers and licensees of the Company based on payments invoiced in the twelve (12) months ended October 31, 2010 has given written notice, and to the Company’s knowledge no such customer or licensee has given verbal notice, of non-renewal to the Company with respect to the provision of maintenance, support, hosting or subscription services that will represent a decrease or reduction of such services during the current or next term of such agreement.

(b)           Except as set forth in Section 2.26(b) of the Company Disclosure Schedule, during the past 12 months, none of the top 50 suppliers of the Company has indicated that it will stop or decrease the rate of supplying materials, products or services to the Company.

(c)           For each services agreement that has not been fully completed and accepted by the respective customers as of the Closing Date, and which has any “fixed fee,” “not to exceed,” “target price” or similar pricing terms (i) the fees and expenses invoiced for services provided through the Closing Date will not exceed the corresponding milestone for those services and (ii) other than those services agreements for which the aggregate overage does not exceed $200,000, the Company will be able to fully complete all services within the agreed contract price, without the need for the Company to provide any free services or write off any invoices or unbilled fees or expenses.

(d)           For each services agreement that has not been fully completed and accepted by the respective customer as of the Closing Date, and which has “time and materials” or similar pricing terms, the Surviving Corporation will be able to fully complete all services under that agreement without the need for the Surviving Corporation to provide any free services or write off any invoices or unbilled fees or expenses.

(e)           Each contract between the Company and any of its top 50 customers that is currently in effect and which requires automatic renewal of any maintenance, subscription, hosting or other service period, allows either the customer or the Company to elect not to renew following the expiration of an applicable period by giving the other party advance written notice of non-renewal.

(f)            Except as set forth in Section 2.26(f) of the Company Disclosure Schedule (listed with customer name contract), no contract between the Company and a top 50 customer of the Company based on payments received in the twelve (12) months ended October 31, 2010 that is currently in effect and which has annual or periodic fees for maintenance, subscription, hosting or other services, limits the ability of the Company to increase such annual or periodic fees for any renewal period.

28

2.27         Transactions with Affiliates.  Section 2.27 of the Company Disclosure Schedule lists all contracts and agreements between the Company, on one hand, and any of the stockholders, directors or Executives of the Company or, to the Company’s knowledge, their Affiliates, on the other (other than any stock purchase agreement, at-will employment agreements or arrangements and confidentiality agreements).  Except as set forth in Section 2.27 of the Company Disclosure Schedule, all such contracts and agreements (other than indemnification, confidentiality, customer and nonsolicitation agreements) will be terminated immediately prior to the Closing Date without any obligation to the Company.

2.28         Privacy and Security Commitments.  With respect to all Personally Identifiable Information or other information protected by Law obtained by the Company, and all agreements, terms, conditions and privacy certification license agreements applicable to such Personally Identifiable Information (collectively, the “Privacy Commitments”): (a) the Company is in material compliance with the Privacy Commitments; (b) the Company has not received written inquiry from any Governmental Entity regarding the Privacy Commitments; (c) if applicable, the Privacy Commitments have not been rejected by any applicable certification organization that has reviewed the Privacy Commitments or to which any of the Privacy Commitments have been submitted; (d) no applicable certification organization has found the Company to be out of compliance with the Privacy Commitments; and (e) to the Company’s knowledge, there have been no security breaches with respect to any of the Company’s products or related data resulting in unauthorized access to or acquisition of any Personally Identifiable Information.

2.29         No Other Representations or Warranties.  Except for the representations and warranties contained in Article II (as modified by the Company Disclosure Schedule), neither the Company, any of its Affiliates, officers, directors, employees, agents or Representatives, nor any other person makes any other express or implied representation or warranty with the respect to the Company or the transactions contemplated by this Agreement, and the Company disclaims any other representations or warranties, whether made by the Company or any of its Affiliates, officers, directors, employees, agents or Representatives.  Except for the representations and warranties contained in Article II (as modified by the Company Disclosure Schedule), the Company hereby disclaims all Liability for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to Parent or its Affiliates or Representatives (including any opinion, information, projection, or advice that may have been or may be provided to Parent by any director, officer, employee, agent, consultant, or representative of the Company or any of their Affiliates).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

Parent and Sub, jointly and severally, represent and warrant to the Company as follows:

3.1           Organization of Parent and Sub.  Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

3.2           Authorization of Transaction.  Each of Parent and Sub has full corporate power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party (the “Parent Transaction Documents”), and to perform its obligations under this Agreement and the Parent Transaction Documents.  This Agreement and the Parent Transaction Documents constitute the valid and legally binding obligations of Parent or Sub, as applicable, enforceable in accordance with their respective terms and conditions, subject to the Enforceability Exceptions.  Neither Parent nor Sub need give any notice to, make any filing with, or obtain any authorization, consent or approval of, any Governmental Entity or any other person in order to consummate the transactions contemplated by this Agreement and

29

the Parent Transaction Documents, except for the filings required by the HSR Act.  Each of Parent and Sub has duly authorized the execution, delivery and performance of this Agreement and the Parent Transaction Documents.

3.3           Noncontravention.  Neither the execution and the delivery of this Agreement or the Parent Transaction Documents, nor the consummation of the contemplated transactions, will (a) violate any Law, or any provision of Parent’s or Sub’s organizational documents, or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument, permit or other arrangement to which Parent or Sub is a party or by which Parent or Sub is bound or to which any of their assets is subject, except for such violations, defaults, breaches or other occurrences that do not, individually or in the aggregate, have a material adverse effect on the ability of Parent or Sub to enter into and perform its obligations under this Agreement or the Parent Transaction Documents.

3.4           Litigation.  There is no action, suit, proceeding, hearing, complaint or, to the knowledge of Parent, investigation pending against or, to the knowledge of Parent, threatened against or affecting Parent or Sub before any Governmental Entity which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

3.5           Sufficient Funds.  As of the Effective Time, Parent will have sufficient cash, available lines of credit or other sources of readily available funds to enable it to pay: (a) the Initial Cash Consideration; (b) all amounts required to be deposited in the escrow fund under the Escrow Agreement; (c) all amounts required to be deposited in the escrow fund under the Expense Escrow Agreement; (d) all amounts required to be deposited in the escrow fund under the Cash True-Up Escrow Agreement; and (e) all amounts otherwise necessary to effect the Merger.

3.6           Brokers’ Fees.  Neither Parent nor Sub has any Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or obligated.

3.7           Investment.  Parent is not acquiring the capital stock of the Surviving Corporation with a view to or for the sale in connection with any distribution of such stock within the meaning of the Securities Act of 1933, as amended.

3.8           No Other Representations or Warranties.  Except for the representations and warranties contained in this Article III, neither Parent, Sub, any of their respective Affiliates, officers, directors, employees, agents or Representatives, nor any other person makes any other express or implied representation or warranty with the respect to Parent, Sub or the transactions contemplated by this Agreement, and Parent and Sub disclaim any other representations or warranties, whether made by Parent, Sub or any of their respective Affiliates, officers, directors, employees, agents or Representatives.  Except for the representations and warranties contained in Article III hereof, Parent and Sub hereby disclaim all Liability for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to the Company or its Affiliates or Representatives (including any opinion, information, projection, or advice that may have been or may be provided to the Company by any director, officer, employee, agent, consultant, or representative of Parent, Sub or any of their respective Affiliates).

30

ARTICLE IV

CONDITIONS TO THE TRANSACTIONS

The respective obligations of the Company, Parent and Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following conditions:

4.1           No Order.  No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, decree, judgment, injunction or other order, whether temporary, preliminary or permanent which is then in effect and has the effect of making the Merger or any of the other transactions contemplated by this Agreement and the Transaction Documents a violation of any Law or otherwise prohibiting consummation of the Merger or any of the other transactions contemplated by this Agreement and the Transaction Documents.

4.2           HSR Approval.  All approvals of and consents to the Merger required to be obtained pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), shall have been obtained and all applicable waiting periods (and if applicable, any extensions) under the HSR Act will have expired or otherwise been terminated.

4.3           Conditions to the Obligations of Parent and Sub.  The obligations of Parent and Sub to consummate the Merger and any of the other transactions contemplated by this Agreement and the Transaction Documents are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

(a)           No Restraints.  There shall not be pending any suit, action, investigation or proceeding before any Governmental Entity seeking to prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement and the Transaction Documents.

(b)           Representations and Warranties.  The representations and warranties of the Company set forth in Article II shall be true and correct as of the Closing Date as if made on and as of the Closing Date (other than representations and warranties which by their terms are made as of a specific earlier date, which representations and warranties shall be true and correct as of such earlier date), in each case, except for failures to be true and correct that would not have a Material Adverse Effect; provided, however, that for purposes of determining the accuracy of such representations and warranties all materiality and Material Adverse Effect qualifications limiting the scope of such representations and warranties shall be disregarded.

(c)           Covenants.  The Company shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions required by this Agreement or any Company Transaction Documents to be performed or complied with by it prior to or at the Closing.

(d)           Certificate.  Parent shall have received from the Company a certificate signed by an appropriate officer of the Company to the effect that the conditions specified in Section 4.3(a) through (c) are satisfied in all respects.

(e)           Escrow Agreement, Cash-True Up Escrow Agreement and Payment Agent Agreement.  Parent shall have received an executed counterpart to the Escrow Agreement, the Cash True-Up Escrow Agreement and the Payment Agent Agreement, signed by the Stockholder Representatives and as applicable the Escrow Agent, the Cash-True Up Escrow Agent and the Payment Agent

(f)            FIRPTA Certificate.  The Company will have delivered to Parent a properly executed statement and corresponding notice to the Internal Revenue Service dated as of the Closing Date in a form required under Treasury Regulation §1.897-2(h) and in a form reasonably acceptable to Parent

31

certifying that the Company is not and has not been a United States real property holding corporation within the meaning of Section 897 of the Code.

(g)           Stockholder Approval.  The Requisite Stockholder Consent shall have been obtained approving the Merger, this Agreement and the transactions contemplated thereby, whether pursuant to the Stockholder Written Consent or otherwise.  The holders of not more than ten percent (10%) of the Shares shall have notified the Company of such holder’s intent to exercise dissenter or appraisal rights with respect to the Merger under Delaware Law.

(h)           401(k) Plan Termination.  The Company will have terminated the Company’s Employee Benefit Plan named the “Enwisen Inc. 401(k) Plan” pursuant to such agreements, documents and instruments reasonably acceptable to Parent.

(i)            Non-Solicitation Agreements.  The Company shall have obtained from each of Walter Smith, Deepjot Chhabra and Barry Maxon a non-solicitation agreement in the form attached hereto as Exhibit G.

(j)            Incumbency Certificate.  The Company will have delivered a certificate of incumbency dated as of the Closing Date as to the officers of the Company executing this Agreement and any of the Company Transaction Documents, and any certificate, instrument or document to be delivered by the Company at the Closing.

(k)           Authorizing Resolutions.  The Company will have delivered a certified copy of the resolutions authorizing its execution and delivery of this Agreement and consummation of the transactions contemplated by this Agreement, including the Stockholder Written Consent and such actions taken by the Company’s Board of Directors.

(l)            Resignations.  All directors and officers of the Company shall have submitted letters of resignation in a form reasonably acceptable to Parent effective as of the Effective Time.

(m)          Continued Employment.  All of the Executives shall be employees of the Surviving Corporation immediately after the Effective Time.

(n)           Directors and Officers Tail Insurance.  The Company will have delivered evidence reasonably satisfactory to Parent that the premiums required to extend the directors and officers insurance policies of the Company for a period of six (6) years following the Effective Time have been paid in full by the Company before the Effective Time.

4.4           Conditions to the Obligations of the Company.  The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

(a)           No Restraints.  There shall not be pending any suit, action, investigation or proceeding before any Governmental Entity seeking to prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement.

(b)           Representations and Warranties.  The representations and warranties of Parent set forth in Article III shall be true and correct as of the Closing Date in all material respects.

(c)           Covenants.  Parent shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions required by this

32

Agreement or any Parent Transaction Documents to be performed or complied with by it prior to or at the Closing.

(d)           Certificate.  The Company shall have received from Parent a certificate signed by an appropriate officer of Parent to the effect that the conditions specified in Section 4.4(a) through (c) are satisfied in all respects.

(e)           Escrow Agreement, Cash-True Up Escrow Agreement, Payment Agent Agreement.  The Company shall have received an executed counterpart to the Escrow Agreement, the Cash-True Up Escrow Agreement and the Payment Agent Agreement, signed by Parent and as applicable the Escrow Agent, the Cash True-Up Escrow Agent and the Payment Agent.

ARTICLE V

HOLD HARMLESS; INDEMNIFICATION

5.1           Survival of Representations and Warranties.  The representations and warranties of the Company contained in this Agreement or in any schedule or certificate required to be delivered pursuant to this Agreement or any representations and warranties of the Covered Securityholders contained in each Letter of Transmittal executed by any Covered Securityholder shall survive the Closing until June 30, 2012 (the “Survival Period”); provided, however, that such Survival Period shall not apply with respect to (a) the representations and warranties contained in such Letter of Transmittal and Sections 2.1 (Organization, Qualification, Power and Authority), 2.2 (Capitalization), 2.4 (Brokers) and 2.11 (Tax Matters) (collectively, the “Fundamental Representations”), which shall survive for the applicable statute of limitations, and (b) fraud and intentional misrepresentation (but specifically excluding negligent misrepresentation) (such clauses (a) and (b) collectively, the “Excluded Claims”).  The covenants and agreements set forth herein or any Transaction Document requiring performance (i) prior to the Closing, shall survive for a period of 3 months after the Closing, or (ii) after the Closing, shall survive until fully performed.  If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by a party hereto to another party hereto in accordance with Section 5.3(a), then the relevant representations and warranties shall survive as to such claim until such claim has been finally resolved and, as to any such claim, such applicable expiration will not affect the rights to indemnification of the party making such claim.

5.2           Indemnification.

(a)           Subject to the provisions of this Article V, after the Closing the Covered Securityholders, pro rata in proportion to their Pro Rata Share of any Merger Consideration received by such person, shall save, defend, indemnify and hold harmless Parent and Sub and each of their respective Affiliates, Representatives, successors and assigns (collectively, the “Parent Indemnified Parties”) from and against any and all Losses which may be, directly or indirectly, sustained or suffered by any such Parent Indemnified Party based upon, arising out of, or by reason of:

(i)            any breach of any representation or warranty made by the Company contained in this Agreement or in any schedule or certificate required to be delivered pursuant hereto or thereto or any representation made by a Covered Securityholder in any Letter of Transmittal; provided, however, for purposes of the foregoing and notwithstanding the provisions of Section 4.3(b), the parties acknowledge and agree that the Company has made such representations and warranties for purposes of this Article V at the Closing Date;

33

(ii)           the breach of any covenant or agreement by the Company contained in this Agreement or in any schedule or certificate required to be delivered pursuant hereto or thereto;

(iii)          any payments made or Losses incurred in respect of Dissenting Shares in excess of the amounts payable for such Shares pursuant to this Agreement;

(iv)          any Taxes (or the non-payment of Taxes) of the Company with respect to any Tax period or portion thereof ending on or before the Closing Date (or for any Tax period beginning before and ending after the Closing Date to the extent allocable to the portion of such period beginning before and ending on the Closing Date as provided in Section 6.8), to the extent such Taxes are not reflected in the Specified Current Liabilities shown on the face of the Final Net Working Capital Statement, excluding (A) any Taxes resulting from an election being made under Section 338(g) of the Code (or any comparable provisions of any state, local or foreign laws) with respect to the acquisition of the Shares pursuant to this Agreement, and (B) any Taxes incurred on the Closing Date as a result of transactions or payments actually occurring after the Closing and not contemplated by this Agreement;

(v)           all Taxes of any member of an affiliated, consolidated, combined or unitary group of which the Company (or any predecessor thereof) is or was a member on or prior to the Closing Date, including pursuant to Treasury Reg. Section 1.1502-6 (or any similar provision of Law) and any Taxes of any person (other than the Company) imposed on the Company as a transferee or successor, by contract or otherwise, which Taxes relate to an event or transaction occurring at or prior to the Closing, to the extent such Taxes are not reflected in Specified Current Liabilities shown on the face of the Final Net Working Capital Statement;

(vi)          any Losses arising from (i) the allocation of the Merger Consideration among the Securityholders and any other persons, or (ii) the relationship of the Company with JMP Securities LLC before the Closing Date, including any Liabilities arising under that certain Letter Agreement among the Company and JMP Securities LLC dated March 30, 2010; and

(vii)         any lost revenues in excess of $750,000 in the aggregate arising from the termination or cancellation of any customer contract of the Company as a direct result of the failure to provide notice to or obtain consent from the customer to such contract as required in connection with the Merger.

By executing his, her or its Letter of Transmittal, each Covered Securityholder will agree to be (A) jointly and severally liable for the indemnification obligations set forth in this Section 5.2(a) to the extent of each such person’s Pro Rata Share of the Escrow Fund, the Cash True-Up Escrow Fund and the Earn-out Consideration, and (B) severally but not jointly liable for any indemnification obligations set forth in this Section 5.2(a) following the release of the Escrow Fund and the Cash True-Up Escrow Fund and the delivery of the Earn-out Consideration (to the extent it is paid or payable pursuant to the satisfaction of the Earn-out Conditions and subject to Parent’s rights under Section 5.4(e)).

(b)           Subject to the provisions of this Article V, after the Closing Parent and the Surviving Corporation shall save, defend, indemnify and hold harmless the Covered Securityholders and their Affiliates, Representatives, successors and assigns (the “Company Indemnified Parties”), acting solely through the Stockholder Representatives, from and against any and all Losses asserted against, incurred, sustained or suffered by any of the foregoing as a result of, arising out of or relating to:

(i)            any breach of any representation or warranty made by Parent or Sub contained in this Agreement; and

34

(ii)           any breach of any covenant or agreement by Parent or Sub contained in this Agreement.

5.3           Indemnification Procedures.

(a)           For purposes of this Section 5.3, a party against which indemnification may be sought is referred to as the “Indemnifying Party” and the party which may be entitled to indemnification is referred to as the “Indemnified Party.” Promptly following the incurrence of any Losses or discovery of any potential Losses by an Indemnified Party who believes that such party is or will be entitled to indemnification pursuant to this Article V, the Indemnified Party shall notify the Indemnifying Party of the Loss (or potential Loss) for which such Indemnified Party is entitled to indemnification pursuant to this Article V.  The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent (and only to the extent) that the Indemnifying Party is actually and materially prejudiced by such failure.

(b)           The obligations and liabilities of Indemnifying Parties under this Article V with respect to Losses arising from actual or threatened claims or demands by any third party which are subject to the indemnification provided for in this Article V (“Third Party Claims”) shall be governed by and contingent upon the following additional terms and conditions:  if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim promptly following the receipt by the Indemnified Party of such notice.  The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent (and only to the extent) that the Indemnifying Party is actually and materially prejudiced by such failure.  Such notice shall be accompanied by copies of all relevant documentation with respect to such Third Party Claim, including any summons, complaint or other pleading which may have been served, any written demand or any other document or instrument.

(c)           The Indemnifying Party shall be entitled to assume and control the defense of any Third Party Claim through counsel of its choice (such counsel to be reasonably acceptable to the Indemnified Party) if it gives notice of its intention to do so to the Indemnified Party within 30 days of its receipt of notice regarding the Third Party Claim.  The Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably requested by the Indemnifying Party.  If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense but the Indemnifying Parties will not be bound by any compromise or settlement effected without its consent, such consent not to be unreasonably withheld or delayed.  The party not controlling such defense may participate therein at its own expense; provided that if the Indemnifying Party assumes control of such defense and the Indemnified Party reasonably concludes based on advice of counsel that the Indemnifying Party and the Indemnified Party have actual or potential conflicting interests with respect to such action, suit, proceeding or claim, the reasonable fees and expenses of counsel to the Indemnified Party solely in connection therewith shall be paid on a current basis (subject to reimbursement if it is determined that the Indemnifying Party is not entitled to indemnification hereunder); provided, however, that in no event shall the Indemnifying Party be responsible for the fees and expenses of more than one counsel for all Indemnified Parties.  The party controlling such defense shall keep the other party advised of any significant developments with respect to such action, suit, proceeding or claim and the defense thereof and shall consider recommendations made by the other party with respect thereto.  Except with the written consent of the Indemnified Party (not to be unreasonably withheld or delayed), the Indemnifying Party will not, in the defense of a Third Party Claim, consent to the entry of any judgment or enter into any settlement (i) which does not include as an unconditional term thereof the giving to the Indemnified Party by the third party of a release from

35

all Liability with respect to such Third Party Claim; or (ii) that does not include a complete release of the Indemnified Party from all Liability with respect thereto. In addition, for any Third Party Claim with respect to Taxes, the Indemnifying Party may not consent to the entry of any judgment or enter into any settlement without the written consent of the Indemnified Party (which consent may not be unreasonably withheld or delayed).

(d)           Any payment made to a Parent Indemnified Party pursuant to this Article V shall be treated for tax purposes as an adjustment to the Merger Consideration paid by Parent for the Covered Securities.

5.4           Manner of Indemnification.

(a)           Escrow Fund.  To provide a fund against which a Parent Indemnified Party may assert claims of indemnification under this Article V (a “Parent Indemnification Claim”), the Escrow Amount shall be deposited into escrow pursuant to the Escrow Agreement in accordance with Section 1.9.  The Escrow Fund shall be held and distributed in accordance with this Article V and the Escrow Agreement.  Each Parent Indemnification Claim shall be made only in accordance with this Article V and the Escrow Agreement.  A Parent Indemnified Party shall seek recourse for Parent Indemnification Claims by offset against the Escrow Fund first.  Any interest or other income paid on the Escrow Amount shall be added to the Escrow Fund and become a part thereof and available for satisfaction of claims.    Subject to the terms and conditions of this Agreement, the entire amount of the Escrow Fund shall be available to the Parent Indemnified Parties on a joint and several basis for satisfaction of any Losses they may suffer that are subject to indemnification pursuant to this Article V, regardless of whether or not such Losses were caused by any of the Company, a Securityholder or any of their Affiliates and irrespective of whether indemnification claims under this Article V were first asserted by the Parent Indemnified Parties against one or more of such persons.  No Covered Securityholder may recover from the Parent Indemnified Parties, and none of the Parent Indemnified Parties has any Liability for, any amount by which the Escrow Fund is properly reduced thereby in accordance with this Agreement and the Escrow Agreement.  Notwithstanding anything to the contrary contained in this Agreement, none of the limitations set forth in this Article V shall apply to any action for specific performance, injunctive relief or other equitable remedy or with regard to any claim or action with respect to fraud (other than negligent misrepresentation).

(b)           Release From Escrow.  On the date that is twelve months after the Closing Date (the “Escrow Termination Date”), the Escrow Agent shall, subject to the terms set forth in the Escrow Agreement, disburse any portion of the Escrow Fund which exceeds any amounts on that date reserved against pending claims of the Parent Indemnified Parties for indemnifiable Losses.  Such disbursement shall be made to the Securityholders (other than holders of any Dissenting Shares) by the Payment Agent in accordance with the Escrow Agreement and the Payment Agent Agreement.

(c)           Claims for Indemnification.  For the purposes hereof, an “Officer’s Certificate” means a certificate signed by an officer of Parent and delivered to the Escrow Agent and the Stockholder Representatives:  (i) stating that Parent has paid, incurred, sustained or accrued Losses, (ii) specifying in reasonable detail the individual items of Loss included in the amount so stated, the date insofar as practicable each such item was paid, incurred or sustained, and the nature of the misrepresentation, breach of warranty or covenant to which such item is related or the indemnification obligation to which such Losses are related, and (iii) the amount of the Escrow Fund sought to be delivered to Parent (for the benefit of the pertinent Parent Indemnified Party) in compensation for such Losses.  Upon receipt by the Escrow Agent of an Officer’s Certificate at any time on or before the Escrow Termination Date, the Escrow Agent shall comply with the provisions of Section 5.5(d), and following such compliance, shall

36

deliver to Parent, as promptly as practicable, an amount of cash from the Escrow Fund equal to the amount of Losses, if any, required to be paid after following the procedure in Section 5.5(d).

(d)           Resolution of Conflicts.

(i)            At the time of delivery of any Officer’s Certificate to the Escrow Agent, a duplicate copy of such certificate shall be delivered simultaneously to the Stockholder Representatives.  If either Stockholder Representative shall object in writing to any claim or claims made in any Officer’s Certificate within thirty (30) days after receipt thereof, then the Stockholder Representatives and Parent shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims.  If the Stockholder Representatives and Parent should so agree, a memorandum setting forth such agreement shall be prepared and signed by a Stockholder Representative and Parent and shall be furnished to the Escrow Agent.  The Escrow Agent shall be entitled to rely on any such memorandum and make distributions from the Escrow Fund in accordance with the terms thereof.

(ii)           If no such agreement can be reached after good faith negotiation within sixty (60) days after delivery of an Officer’s Certificate (and following an objection made by a Stockholder Representative in accordance with Section 5.4(d)(i) above), either Parent or the Stockholder Representatives may pursue any legal remedy available to him or it with respect to the portion of the Escrow Fund in dispute.

(e)           Offset Against Earn-out Consideration and Earn-out Bonuses.  The Parent Indemnified Parties will have the option of recouping all or part of any Losses they may suffer to which they are entitled to indemnification under this Article V from the Earn-out Consideration and the Earn-out Bonuses (to the extent the Earn-out Consideration and Earn-out Bonuses are payable in accordance with Section 1.13 and the Earn-out Conditions have been satisfied) by notifying the Stockholder Representatives in writing that Parent is proportionately reducing the amount of the Earn-out Consideration and the amount Earn-out Bonuses, by an amount equal to such Losses, which will include such information as would be required for purposes of a claim submitted under this Article V (an “Earn-out Offset Notice”).  If either Stockholder Representative shall object in writing to any claim or claims made in any Earn-out Offset Notice within thirty (30) days after receipt thereof, then the Stockholder Representatives and Parent shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims.  If no such agreement can be reached after good faith negotiation within sixty (60) days after delivery of an Earn-out Offset Notice, either Parent or the Stockholder Representatives may pursue any legal remedy available to him or it with respect to the portion of the Earn-out Offset Notice in dispute.

(f)            Interest and Earnings on Escrow Fund and Cash True-Up Escrow Fund.  Parent and the Stockholder Representatives agree that all investment earnings and income with respect to the Escrow Fund and the Cash True-Up Escrow Fund shall be allocated to Parent for tax purposes.  Parent, Sub and the Company (and after the Closing, the Surviving Corporation) agree that if and to the extent any portion of the Escrow Fund or the Cash True-Up Escrow Fund is actually distributed to the Covered Securityholders, interest may be imputed on such amount for tax purposes, as required by Section 483 or 1274 of the Code.  Parent, Sub and the Company (and after the Closing, the Surviving Corporation) shall file all Tax Returns consistently with the foregoing.  Any investment earnings and income on the Escrow Fund and the Cash True-Up Escrow Fund shall be divided and paid to Parent and the Payment Agent for distribution to the Covered Securityholders in accordance with the following:  (i) 60% of such earnings and income shall become part of the Escrow Fund and the Cash True-Up Escrow Fund, as the case may be, and shall be distributed to the Covered Securityholders in accordance with this Agreement, the Escrow Agreement and the Cash True-Up Escrow Agreement, as applicable, and (ii) 40% of such earnings and income shall not become part of the Escrow Fund and the Cash True-Up Escrow Fund, as

37

the case may be, and shall be disbursed quarterly during the terms of the Escrow Agreement and the Cash True-Up Escrow Agreement to the Parent, as directed in writing by Parent (each such transfer, an “Escrow Tax Distribution”).  By March 31, 2012, Parent shall remit to the Stockholder Representatives an amount equal to the lesser of the following: (i) the aggregate Escrow Tax Distributions; or (ii) Parent’s imputed interest deduction determined pursuant to Sections 483 and 1275 of the Code and Section 1.1275-4(c) of the Treasury Regulations multiplied by 40%. Notwithstanding the foregoing, in no event will the investment earnings and income that is added to the Escrow Fund or the Cash True-Up Escrow Fund exceed in the aggregate 12% per year of the Escrow Fund and the Cash True-Up Escrow Fund, and any investment earnings and income in excess thereof will be disbursed to Parent.

5.5           Limits on Indemnification; Calculation of Losses. Notwithstanding anything to the contrary contained in this Agreement:

(a)           An Indemnifying Party shall not be liable for any claim for indemnification pursuant to Section 5.2(a) or 5.2(b), as the case may be, unless and until the aggregate amount of indemnifiable Losses which may be recovered pursuant to Section 5.2(a) or 5.2(b) as the case may be exceeds $300,000, at which point the Indemnified Party will be entitled to indemnification under this Article V from and against all Losses relating back to the first dollar (the “Basket”); provided, however, that the Basket will not apply to Losses arising from any claim for indemnification by the Parent Indemnified Parties arising under the Excluded Claims or under Sections 5.2(a)(iii), (vi) and (vii) (the “Fundamental Claims”); provided further that the Basket will apply to an Excluded Claim based on the representation contained in Section 2.11 (Tax Matters).

(b)           Except as otherwise set forth in this Section 5.5(b), the aggregate Losses (other than Losses primarily resulting from or relating to Fundamental Claims), for which the Company Indemnifying Parties shall be required to provide indemnification hereunder shall not exceed an amount equal to the sum of the Escrow Amount and, to the extent earned, the Earn-out Consideration and the Earn-out Bonuses (the “Cap”).  The aggregate Losses primarily resulting from or relating to Fundamental Claims for which any particular Company Indemnifying Party shall be required to provide indemnification under this Article V shall in no event exceed the dollar amount of the consideration received by such Company Indemnifying Party hereunder (on an after tax basis and after giving effect to any payment or setoff against the Earn-out Consideration and the Earn-out Bonuses under this Article V).

(c)           No Indemnified Party may make a claim for indemnification under Section 5.2(a) or 5.2(b), as the case may be, for breach by the Indemnifying Party of a particular representation, warranty or covenant after the expiration of the survival period thereof specified in Section 5.1.

(d)           For purposes of calculating the amount of Losses incurred by an Indemnified Party for purposes of this Agreement, such amount shall be:  (i) reduced by the amount of any insurance benefits and proceeds actually paid to such Indemnified Party, or any Affiliate of any such party, in respect of such Losses net of any deductible amounts and any increase in premiums directly related thereto; (ii) reduced by the amount of any indemnification, contribution or other similar payment actually recovered by the Indemnified Party from any third party with respect to such Losses; (iii) reduced by any net Tax Benefit realized by the applicable Indemnified Party as a result of such Losses where the “Tax Benefit” equals the actual reduction in Taxes realized by such Indemnified Party as a result of the payment or accrual of any loss, expense, deduction or Taxes resulting from the event or circumstance giving rise to such Losses; and (iv) increased to take into account any net Tax Cost incurred by the Indemnified Party arising from (x) the receipt of indemnity payments hereunder, or (y) the indemnification, contribution or other similar payments actually recovered by the Indemnified Party from any third party with respect to such Losses (in the case of either (x) or (y) grossed up for any income Tax incurred based on such increase), where the “Tax Cost” equals the actual increase in Taxes realized by

38

such Indemnified Party as a result of the receipt or accrual of such indemnity payments or indemnification, contribution or other similar payments from a third party.

(e)           If any claim is made against any Securityholder by a Parent Indemnified Party pursuant to this Article V, no Securityholder (nor any of their respective Affiliates, Representatives successors and assigns) shall have any rights against Parent or the Surviving Corporation, by reason of contribution or subrogation.

(f)            Notwithstanding anything in this Agreement to the contrary, for purposes of the parties’ indemnification obligations under Article V, all of the representations and warranties set forth in this Agreement that are qualified as to “material,” “materiality,” “material respects,” “Material Adverse Effect” or words of similar import or effect or exception related thereto shall be deemed to have been made without any such qualification or exception for purposes of determining the amount of Losses resulting from, arising out of or relating to any breach of representation or warranty (but not whether a breach of such representation or warranty has occurred).

(g)           The Indemnified Party’s right to indemnification under this Article V will not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of its Representatives) or by reason of the fact that the Indemnified Party or any of its Representatives knew or should have known at any time that any such representation or warranty is, was or might be inaccurate or by reason of the Indemnified Party’s waiver of any condition set forth in Article IV of this Agreement.

5.6           Exclusion of Other Remedies.  This Article V constitutes the sole and exclusive remedies from and after the Closing for recovery of Losses arising out of or relating to this Agreement and the Merger, except (i) with respect to fraud and intentional misrepresentation (but specifically excluding negligent misrepresentation) and (ii) nothing herein shall restrict the ability of any party to seek specific performance, injunctive relief or other equitable relief.

5.7           No Circular Recovery.  No Securityholder will be entitled to make any claim for indemnification against the Parent Indemnified Parties (including, after the Effective Time, the Surviving Corporation) by reason of the fact that such person was a controlling person, director, employee or representative of the Company or any of its Affiliates or was serving as such for another person at the request of Parent or the Company or any of their Affiliates (whether such claim is for Losses of any kind or otherwise and whether such claim is pursuant to any statute, governing documents, contractual obligation or otherwise) with respect to any claim brought by the Parent Indemnified Parties against any Securityholder relating to this Agreement or any of the transactions contemplated hereby that is determined to be an indemnifiable Loss in accordance with the terms and conditions of this Article V.  With respect to any claim brought by the Parent Indemnified Parties against any person relating to this Agreement and any of transactions contemplated hereby, each Securityholder, by virtue of receiving the Merger Consideration and pursuant to the execution and delivery of his, her or its Letter of Transmittal, will be deemed to waive any right of subrogation, contribution, advancement, indemnification or other claim against the Surviving Corporation with respect to any amounts owed by such person pursuant to this Article V as of such date.

ARTICLE VI

COVENANTS

6.1           Conduct of Business Prior to the Closing.  Between the date of this Agreement and the earlier of the date of termination of this Agreement or the Closing Date (the “Interim Period”), unless

39

Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld or delayed), the business of the Company shall be conducted only in the ordinary course of business consistent with past practice; and the Company shall use commercially reasonable efforts to preserve substantially intact the business organization and assets of the Company, keep available the services of the current officers, employees and consultants of the Company and preserve the current relationships of the Company with customers, suppliers and other persons with which the Company has business relations.  By way of amplification and not limitation, during the Interim Period, the Company shall not, except as set forth in Schedule 6.1, do, or propose to do, directly or indirectly, any of the following without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed):

(a)           amend the Certificate of Incorporation or its bylaws and any other organizational documents;

(b)           issue, sell, pledge, dispose of or otherwise subject to any Lien (other than any Permitted Lien) (i) any shares of capital stock of the Company, or any options, warrants, convertible securities or other rights of any kind to acquire any such shares, or any other ownership interest in the Company, except for the issuance of shares upon the exercise of options or warrants outstanding as of the date of this Agreement, or (ii) any properties or assets of the Company other than in the ordinary course of business consistent with past practice;

(c)           declare, set aside, make or pay any dividend or other distribution, payable in stock, property or otherwise, or make any other payment on or with respect to any of its capital stock,  other than the payment in stock of the accrued dividends on the Company Preferred Stock;

(d)           reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock;

(e)           acquire any corporation, partnership, limited liability company or other business organization or any assets other than in the ordinary course of business, or enter into any joint venture, strategic alliance, exclusive dealing, noncompetition or similar contract or arrangement;

(f)            except for the Merger, adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company;

(g)           incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the indebtedness of any person, or make any loans or advances (other than in the ordinary course of business consistent with past practice), other than advances to its employees for business expenses;

(h)           amend in any respect any Material Contract or enter into any contract or agreement that would be a Material Contract (other than entering into or amending a customer contract in the ordinary course of business);

(i)            authorize, or make any commitment with respect to, any single capital expenditure that is in excess of $25,000;

(j)            increase the compensation payable or to become payable or the benefits (including equity or equity based grants) provided to, grant any severance or termination pay to, establish, adopt, enter into or amend any indemnification arrangement, or pay any bonus to its directors, officers or employees, or establish, adopt, enter into or amend any Employee Benefit Plan, other than as may be

40

required by any Governmental Entity or to comply with any applicable Laws or the terms of an Employee Benefit Plan, in each case other than in the ordinary course of business consistent with past practice;

(k)           make or change any election, change an annual account period, adopt or change any accounting policy (including with respect to the Company’s revenue recognition policies under U.S. GAAP or otherwise), material accounting method or material accounting practice, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment relating to the Company, surrender any right to claim a refund of Taxes or consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company;

(l)            permit the lapse of any material right relating to material Intellectual Property or any other material intangible asset used in the business of the Company;

(m)          commence or settle any action, suit or proceeding;

(n)           accelerate the collection of accounts receivable, sell or factor accounts receivables, defer or delay the purchase of materials or the requisition of services, or otherwise conduct any aspect of the Business related to pricing, sales, receivables and payables, other than in the ordinary course of business consistent with past practice; or

(o)           announce an intention or enter into any agreement to do any of the foregoing.

6.2           Exclusivity.  The Company agrees that between the date of this Agreement and the earlier of the Closing and the termination of this Agreement, the Company shall not, and shall use its reasonable best efforts to ensure that none of its Affiliates or Representatives (a) solicit, initiate, encourage or accept any proposal or offer that constitutes an Acquisition Proposal, or (b) participate in any discussions, conversations, negotiations or other communications regarding, or furnish to any other person information with respect to, or otherwise cooperate, assist or participate in, facilitate or encourage the submission of, any proposal that constitutes an Acquisition Proposal.  The Company immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons conducted heretofore by the Company or any of their respective Affiliates and Representatives with respect to any of the foregoing.  The Company shall not release any person from, or waive any provision of, any confidentiality or standstill agreement with respect to any of the foregoing to which the Company is a party, without the prior written consent of Parent.  For purposes of this Agreement, “Acquisition Proposal” means any offer or proposal for, or any indication of interest in, any of the following (other than the Merger):  (i) any direct or indirect acquisition or purchase of the capital stock of the Company or all or substantially all of assets of the Company, (ii) any merger, consolidation or other business combination relating to the Company, or (iii) any recapitalization, reorganization or any other extraordinary business transaction (however structured) involving or otherwise relating to the Company.  The Company will notify Parent immediately if any person makes any proposal, offer inquiry or contact in this regard.

6.3           Confidentiality.  Each of Parent, Sub and the Company shall hold, and shall cause its Representatives to hold, in confidence all documents and information furnished to it by or on behalf of any other party to this Agreement in connection with the transactions contemplated hereby pursuant to the terms of the Agreement, dated March 19, 2010 between Parent and the Company (the “Confidentiality Agreement”), which shall continue in full force and effect until the Closing Date. If for any reason this Agreement is terminated prior to the Closing Date, the Confidentiality Agreement shall nonetheless continue in full force and effect in accordance with its terms.

41

6.4          Stockholder Approval.  The Company shall, through its Board of Directors, recommend to the stockholders the adoption of this Agreement and the approval of the transactions contemplated hereby, including the approval of the Merger, and shall not withdraw, modify or change such recommendation unless this Agreement is terminated in accordance with Article VII.

6.5          HSR Approval.

(a)           Each of Parent, Sub and the Company shall, in order to consummate the transactions contemplated hereby, file any notification and report forms and related material as may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice (the “Antitrust Authorities”) under the HSR Act and will make any further filings that may be necessary, proper or advisable under the HSR Act.  Parent and the Company shall cooperate in good faith with the Antitrust Authorities with respect to the foregoing and undertake promptly any and all commercially reasonable action required to complete lawfully the transactions contemplated by this Agreement as soon as practicable and any and all commercially reasonable actions necessary or advisable to avoid, prevent, eliminate or remove the actual or threatened commencement of any proceeding in any forum by or on behalf of the Antitrust Authorities or the issuance of any order that would delay, enjoin, prevent, restrain or otherwise prohibit the consummation of the Merger.  Notwithstanding the foregoing and for the avoidance of doubt, nothing in this Section 6.5 will require, or be construed to require, Parent or any of its Affiliates to agree to any of the following: (i) sell, hold, divest, discontinue or limit, before or after the Closing Date, any assets, businesses or interests of Parent or any of its Affiliates and the Company, or (ii) accept any restrictions or limitations on the operation of assets, business or interests of Parent or any of its Affiliates and the Company.

(b)           Each of Parent, Sub and the Company shall promptly furnish each other with copies of any notices, correspondence or other written communication from the Antitrust Authorities relating to the filings made by Parent and the Company pursuant to the HSR Act in connection with the transactions contemplated hereby (the “HSR Filings”), shall promptly make any appropriate or necessary subsequent or supplemental filings and shall cooperate in the preparation of such filings as is reasonably necessary and appropriate.  Each party shall have the right to review in advance all information related to the Securityholders, the Company or Parent, as applicable, and the transactions contemplated by this Agreement with respect to the HSR Filings.

(c)           Subject to the other provisions of this Section 6.5, Parent and the Company shall promptly respond to and comply with any additional requests for information relating to or arising in connection with the HSR Filings, including requests for production of documents and production of persons for interviews related thereto.  Parent and the Company shall cooperate in good faith with the Antitrust Authorities related to the foregoing and shall undertake promptly any and all action required to complete lawfully the transactions contemplated by this Agreement.

6.6          Indemnification of Directors and Officers.  From and after the Effective Time, Parent will cause the Surviving Corporation to indemnify, defend and hold harmless each individual person who is now, or has been at any time prior to the Closing Date, an officer or director of the Company, against any and all Losses in accordance with all rights to indemnification, advancement of expenses and exculpation by the Company now existing in favor of each such individual person provided in the Certificate of Incorporation, bylaws of the Company, any indemnification agreement between such officer or director of the Company and the Company in effect immediately prior to the Effective Time and set forth on Section 2.27 of the Company Disclosure Schedule and under Delaware Law as of the date of this Agreement.

6.7          Employee Matters.  Parent will cause the Surviving Corporation to continue to employ each of the employees of the Company at a level of wages, overall compensation and benefits

42

substantially similar to similarly situated employees of Parent as of the Closing Date at the location of each employee’s place of employment with the Company as of the Closing Date.  Subject to any written agreements to the contrary and the other requirements of this Section 6.7, nothing contained in this Section 6.7, however, will prohibit Parent from terminating at will any such employees for any reason or no reason following the Closing.  All service of the employees of the Surviving Corporation completed prior to the Closing Date will be recognized for vesting, accrual and eligibility purposes under the Employee Benefit Plans available to such employees after the Closing Date, provided, however, that for certain insured Employee Benefit Plans, Employee shall be subject to the terms and conditions of such insured programs including any work requirement, physical examination requirements or exclusions, on the same basis as existing and similarly situated employees of Parent. Any vacation or paid time off accrued but unused by such employees as of the Closing Date shall be credited to such Continuing Employee following the Closing Date up to a maximum accrual amount as defined by the Parent.  Any vacation accrual in excess of the accrual limit set by Parent shall be paid by Parent or Surviving Corporation.  Following the Closing, such employees will be subject to Parent’s FTO policy.  Except as set forth in any offer letter or employment agreement, nothing in this Agreement creates or may be construed to create any rights, including any rights as a third-party beneficiary, in favor of any person (including the employees of the Company) other than the parties, or constitute an employment agreement or condition of employment for any employee of the Company, including any stockholder, optionholder or warrantholder.

6.8          Tax Matters. The following provisions will govern the allocation of responsibility for certain Tax matters following the Closing Date:

(a)           Tax Periods Ending on or Before the Closing Date. Parent will prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company for all periods ending on or prior to the Closing Date that are filed after the Closing Date.  To the extent permitted by applicable Law with respect to any particular Tax regarding the Company, the Company shall elect to treat the Closing Date as the last day of the taxable period.  All such Tax Returns for the Company shall be prepared and filed on a basis consistent with prior Tax Returns filed for the Company (except to the extent not permitted by applicable Laws or to the extent counsel for Parent determines that a Tax Return cannot be so prepared and filed or an item so reported without being subject to penalties).  Parent shall permit the Stockholder Representatives to review and comment on each such Tax Return described in the preceding sentence prior to filing and shall make such revisions to such Tax Returns as are reasonably requested by a Stockholder Representative.  Parent shall be entitled to receive from the Escrow Fund an amount equal to such Taxes of the Company with respect to such periods within 15 days after payment by Parent or the Company of such Taxes to the extent Parent is entitled to indemnification for such Taxes pursuant to Section 5.2(a).

(b)           Tax Periods Beginning Before and Ending After the Closing Date.  Parent will prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Company for Tax periods that begin before the Closing Date and end after the Closing Date.  All such Tax Returns for the Company shall be prepared and filed on a basis consistent with prior Tax Returns filed for the Company (except to the extent not permitted by applicable Laws or to the extent counsel for Parent determines that a Tax Return cannot be so prepared and filed or an item so reported without being subject to penalties).  Parent shall permit the Stockholder Representatives to review and comment on each such Tax Return described in the preceding sentence prior to filing and shall make such revisions to such Tax Returns as are reasonably requested by a Stockholder Representative.  Parent shall be entitled to receive from the Escrow Fund, within 15 days after the date on which Taxes are paid with respect to such periods, an amount equal to the portion of such Taxes that relates to the portion of such taxable period ending on the Closing Date to the extent Parent is entitled to indemnification for such Taxes pursuant to Section 5.2(a).  For purposes of this Section 6.8(b), in the case of any Taxes that are imposed on a periodic basis and are

43

payable for a Tax period that includes (but does not end on) the Closing Date, the portion of such Tax that relates to the portion of such Tax period ending on the Closing Date will (i) in the case of any Taxes other than Taxes based upon or related to income, receipts, wages or expenditures, be deemed to be the amount of such Tax for the entire Tax period (excluding any increase in Taxes for the period as a result of the Merger) multiplied by a fraction the numerator of which is the number of days in the Tax period ending on the Closing Date and the denominator of which is the number of days in the entire Tax period, and (ii) in the case of any Tax based upon or related to income, receipts, wages or expenditures, be deemed equal to the amount that would be payable if the relevant Tax period ended on the Closing Date.  Any credits relating to a Tax period that begins before and ends after the Closing Date will be taken into account as though the relevant Tax period ended on the Closing Date.

(c)           Cooperation on Tax Matters.  The parties will cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Section 6.8 and any audit, litigation or other proceeding with respect to Taxes.  Such cooperation will include the retention and (upon a party’s request) the provision of records and information that are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  Parent and the Stockholder Representatives agree to retain all books and records with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Parent or the Stockholder Representatives, any extensions thereof) of the respective Tax periods, and to abide by all record retention agreements entered into with any taxing authority.  The parties further agree, upon request, to use their best efforts to obtain any certificate or other document from any Governmental Entity or any other person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the transactions contemplated by this Agreement).

(d)           Certain Taxes.  All transfer, documentary, sales, use, stamp, registration and other such Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with this Agreement and the contemplated transactions will be paid by the Stockholder Representatives when due unless being contested in good faith, and the Stockholder Representatives will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such Taxes, fees and charges, with such amounts paid or payable from the Expense Escrow Fund.

6.9          Full Access.  During the Interim Period, the Company will permit Representatives of Parent to have full access, at all reasonable times and on reasonable notice, and in a manner so as not to interfere with the normal business operations of the Company, to all premises, properties, personnel, books, records (including Tax records), contracts and documents of or pertaining to the Company.

ARTICLE VII

TERMINATION

7.1          Termination.  This Agreement may be terminated at any time prior to the Closing:

(a)           by mutual written consent of Parent and the Company;

(b)           (i) by the Company, if Parent or Sub breaches or fails to perform any of its representations, warranties or covenants contained in this Agreement or any Transaction Documents and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 4.4, (B) cannot be or has not been cured within thirty (30) days following delivery of written notice of such

44

breach or failure to perform and (C) has not been waived by the Company or (ii) by Parent, if the Company breaches or fails to perform in any respect any of its representations, warranties or covenants contained in this Agreement or any Transaction Documents and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 4.3, (B) cannot be or has not been cured within thirty (30) days following delivery of written notice of such breach or failure to perform and (C) has not been waived by Parent; and

(c)           by either the Company or Parent, if the Merger shall not have been consummated on or before December 31, 2010 (the “Outside Date”); provided that if the Merger shall not have been consummated by such date, the Outside Date may be extended in one month increments upon the written agreement of Parent and the Company, provided, further, that the right to terminate this Agreement under this Section 7.1(c) shall not be available if the failure of the party requesting termination to fulfill any obligation under this Agreement prior to such date shall have been the cause of the failure of the Merger to be consummated on or prior to such date.

The party seeking to terminate this Agreement pursuant to this Section 7.1 (other than Section 7.1(a)) shall give prompt written notice of such termination to the other parties.

7.2          Termination Fee.

(a)           If the Company has received a Superior Proposal and this Agreement is terminated pursuant to Section 7.1(b)(ii) due to failure to satisfy the condition set forth in Section 4.3(g), then the parties agree that Parent will have suffered a Loss of an incalculable nature and amount, unrecoverable in Law, and the Company shall pay to Parent a fee of $2,000,000 (the “Company Termination Fee”). The Company Termination Fee will be payable in immediately available funds by wire transfer no later than five (5) business days after such termination.

(b)           Notwithstanding anything to the contrary in this Agreement, if Parent terminates this Agreement pursuant to Section 7.1(b)(ii) due to failure to satisfy the condition set forth in Section 4.3(g) after the Company has received a Superior Proposal, then Parent’s right to receive payment of the Company Termination Fee pursuant to this Section 7.2 will be the sole and exclusive remedy of Parent or any of its Affiliates against the Company or any of its Affiliates or any of their respective stockholders, employees, officers, directors or Representatives for any and all Losses that may be suffered based upon, resulting from or arising out of the circumstances giving rise to the termination described in Section 7.2(a), and upon payment of the Company Termination Fee in accordance with this Section 7.2, none of Parent or any of its Affiliates or any of their respective stockholders, employees, officers, directors or Representatives will have any further rights, Liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement.

7.3          Effect of Termination.  In the event of termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party except (a) Section 6.3 relating to confidentiality, Section 7.2 relating to the Company Termination Fee, this Section 7.3 relating to the effect of termination, Section 8.1 relating to notices, Section 8.8 relating to governing law, Section 8.11 relating to public announcements, Section 8.15 relating to third party beneficiaries and Section 8.19 relating to fees and expenses, and (b) that nothing herein shall relieve any party from liability for any willful material breach of this Agreement or any agreement made as of the date hereof or subsequent thereto pursuant to this Agreement.

45

ARTICLE VIII

GENERAL PROVISIONS

8.1          Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.1):

if to Parent or Parent Acquisition Sub:

Lawson Software, Inc.
380 St. Peter Street
St. Paul, Minnesota 55102
Attention: General Counsel
Facsimile No.: (651) 767-5827

with a copy to (which shall not constitute notice):

Gray, Plant, Mooty, Mooty & Bennett, P.A.
500 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402
Facsimile No.: (612) 632-4379
Attention: Mark D. Williamson

if to the Company:

Enwisen, Inc.
7250 Redwood Boulevard
Suite 109
Novato, CA 94945
Facsimile No.: (415) 897-3863
Attention: Chief Executive Officer

with a copy to (which shall not constitute notice):

Orrick, Herrington & Sutcliffe LLP
The Orrick Building
405 Howard Street
San Francisco, CA 94105
Facsimile No.: (415) 773-5759
Attention: John Cook

if to the Stockholder Representatives:

Karl Matthies
300 Tamal Plaza, Suite 280
Corte Madera, CA 94925
Facsimile No.: 415-927-5772

Joe Ueberroth
201 Shipyard Way, Suide D
Newport Beach, CA 92663

46

Facsimile No.: 949-723-7788

8.2          Certain Definitions.  As used in this Agreement, the following terms shall have the following meanings:

(a)           “affiliate” or “Affiliate” of a specified person means a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such specified person.

(b)           “Ancillary Software” means any software licensed from a third party that is used in the Software, whether Publicly Available Software or otherwise licensed from a third party.

(c)           “Business” means the business of the Company as currently conducted.

(d)           “business day” means any day on which banks are not required or authorized to close in St. Paul, Minnesota.

(e)           “Cash” means, as of any date, the cash, cash equivalents and restricted cash of the Company as of such date, calculated in accordance with U.S. GAAP, applied in a manner consistent with the principles applied in connection with the preparation of the Most Recent Financial Statements.

(f)            “Cash True-Up Escrow Agent” means Wells Fargo Bank, National Association, or its successor under the Cash True-Up Escrow Agreement.

(g)           “Cash True-Up Escrow Agreement” means the Cash True-Up Escrow Agreement to be entered into by Parent, the Stockholder Representatives and the Cash True-Up Escrow Agent, substantially in the form of Exhibit C.

(h)           “Cash True-Up Escrow Amount” means $1,000,000 of the Merger Consideration.

(i)            “Cash True-Up Escrow Fund” means the Cash True-Up Escrow Amount deposited with the Cash True-Up Escrow Agent plus certain earnings based on investment of the Cash True-Up Escrow Amount, as described in the Cash True-Up Escrow Agreement.

(j)            “Certificate of Incorporation” means the second amended and restated certificate of incorporation of the Company filed with the Secretary of the State of Delaware on February 17, 2010.

(k)           “Closing Cash” means the Cash as of the end of business on the Closing Date.

(l)            “Closing Indebtedness” means the Indebtedness as of the end of business on the Closing Date.

(m)          “COBRA” means the requirements of Part 6 of Subtitle B of Title I of ERISA and Code Section 4980B and any similar state Law.

(n)           “Code” means the Internal Revenue Code of 1986, as amended.

(o)           “Company Common Stock” means the common stock, $0.001 par value, of the Company.

47

(p)           “Company Permits” means all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company to own, lease and otherwise hold and operate its properties and other assets and to carry on its business as it is now being conducted.

(q)           “Company Preferred Stock” means each of (i) the Series A Preferred Stock, $0.001 par value, and (ii) the Series A-1 Preferred Stock, $0.001 par value, of the Company.

(r)            “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

(s)            “Employee Benefit Plan” means any of the following:  (i) “employee benefit plan” as such term is defined in Section 3(3) of ERISA; (ii) nonqualified deferred compensation or retirement plan or arrangement; (iii) qualified defined contribution retirement plan or arrangement that is an Employee Pension Benefit Plan; (iv) qualified defined benefit retirement plan or arrangement that is an Employee Pension Benefit Plan (including any Multiemployer Plan); (v) Employee Welfare Benefit Plan or any other fringe benefit, bonus, executive compensation or incentive plan, bonus plan, deferred compensation arrangement, stock purchase or other equity plan or arrangement, any plan governed by Section 125 of the Code, severance, life, disability, medical, dental or other similar plan, program or arrangement; or (vi) any plan or arrangement comparable or equivalent to any of those described in (i) through (v), however defined, arising under the Laws or subject to the jurisdiction of any Governmental Entity in any jurisdiction applicable to the Company.  Employee Benefit Plan includes any of the foregoing, however documented or communicated, whether as part of an employment or other agreement, an employment-related handbook or as a stand-alone document.

(t)            “Employee Pension Benefit Plan” has the meaning set forth in ERISA Section 3(2).

(u)           “Employee Welfare Benefit Plan” has the meaning set forth in ERISA Section 3(1).

(v)           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(w)          “ERISA Affiliate” means each entity that is treated as a single employer with the Company for purposes of Code Section 414(b), (c), (m) and (o).

(x)           “Escrow Agent” means Wells Fargo Bank, National Association, or its successor under the Escrow Agreement.

(y)           “Escrow Agreement” means the Escrow Agreement to be entered into by Parent, the Stockholder Representatives and the Escrow Agent, substantially in the form of Exhibit A.

(z)           “Escrow Amount” means $5,000,000 of the Merger Consideration.

(aa)         “Escrow Fund” means the Escrow Amount deposited with the Escrow Agent plus certain earnings based on investment of the Escrow Amount, as described in the Escrow Agreement.

48

(bb)         “Expense Escrow Agent” means Wells Fargo Bank, National Association, or its successor under the Expense Escrow Agreement.

(cc)         “Expense Escrow Agreement” means the Expense Escrow Agreement to be entered into by the Stockholder Representatives and the Expense Escrow Agent, substantially in the form of Exhibit B.

(dd)         “Expense Escrow Amount” means $200,000 of the Merger Consideration.

(ee)         “Expense Escrow Fund” means the Expense Escrow Amount deposited with the Expense Escrow Agent plus any earnings based on investment of the Expense Escrow Amount.

(ff)          “Executives” means each of Walter Smith, Deepjot Chhabra, John McLaughlin, Roger Woehl, Barry Maxon and Barbara Levin.

(gg)         “Fiduciary” has the meaning set forth in ERISA Section 3(21).

(hh)         “Governmental Entity” means any government or quasi-governmental entity, authority or municipality or political or other subdivision thereof, whether federal, state, city, county, regional, local, provincial, foreign or multinational, or any agency, department, board, self-regulating authority, bureau, branch, commission, authority, official, instrumentality or other private body exercising any regulatory, taxing, importing or other governmental authority, or any court, tribunal or arbitrator.

(ii)           “Indebtedness” means, without duplication, all obligations (including all obligations for principal, interest, premiums, penalties, fees, and breakage costs) of the Company (i) in respect of indebtedness for money borrowed and indebtedness evidenced by notes, debentures, bonds or other similar instruments; (ii) issued or assumed as the deferred purchase price of property, or services, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable and other accrued current liabilities); (iii) under leases required to be capitalized in accordance with U.S. GAAP; (iv) secured by a Lien against any of its property or assets; (v) for bankers’ acceptances or similar credit transactions issued for the account of the Company; (vi) under any currency or interest rate swap, hedge or similar protection device; (vii) under any letters of credit, performance bonds or surety obligations; (viii) in respect of all obligations of other persons of the type referred to in clauses (i) through (iv) the payment of which the Company is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; and (ix) any unpaid Selling Expenses (except for those paid out of the Expense Escrow Fund in accordance with this Agreement and the Expense Escrow Agreement following the Closing Date).

(jj)           “Intellectual Property” means all of the following in any jurisdiction throughout the world:  (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations; (ii) all trademarks, service marks, trade dress, logos, trade names, slogans, Internet domain names, Internet addresses, corporate names, together with all translations, adaptations, derivations and combinations and including all associated goodwill, and all applications, registrations and renewals; (iii) all copyrightable works, all copyrights, and all applications, registrations and renewals; (iv) all mask works and all applications, registrations and renewals; (v) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (vi) all computer software including all source code, object code, executable code, firmware, development tools, files, records, databases, data

49

and related documentation, regardless of the media on which it is recorded, including the Software and all Internet sites (and all contents on the sites); and (vii) all other proprietary rights.

(kk)         “knowledge” means, with respect to the Company, the actual knowledge of any Executive, after such Executive has made reasonable inquiry of documents in the Company’s possession and of the persons generally responsible for the subject matter to which knowledge is pertinent, or receipt of actual notice by such Executive that clearly conveys the specific matters in respect of which knowledge is pertinent.

(ll)           “Law” means any Federal, state, local or foreign constitution, law, code, statute, ordinance, franchise, permit, concession, license, writ, rule, regulation, order, determination, writ, injunction, ruling, judgment, decree, charge or restriction of any Governmental Entity.

(mm)      “Liabilities” means liabilities or obligations of any nature, whether or not accrued, absolute, contingent, mature or unmatured, asserted, unasserted or otherwise.

(nn)         “Lien” means a lien, mortgage, pledge, security interest, deed of trust, ground lease, lease, sublease, assessment, tenancy, claim, easement, judgment or other encumbrance of any kind.

(oo)         “Loss” or “Losses” means any and all actions, suits, proceedings, hearings, investigations, charges, complaints, demands, injunctions, judgments, orders, decrees, rulings, dues, amounts paid in settlement, Taxes, Liens, damages, Liabilities, losses, claims, obligations, assessments, judgments, fines, penalties, costs and expenses (including reasonable fees and expenses of counsel, accountants and other applicable professionals), whether direct or indirect, and whether or not arising out of Third Party Claims, and including all amounts paid in investigation, defense, settlement or enforcement of the foregoing.  Losses shall not include direct consequential damages, provided, however, that consequential damages paid or payable to any third party in respect to any Third Party Claim in which indemnification under Article V is otherwise available shall constitute Losses.  The parties acknowledge and agree that, after the Closing Date, Losses of the Company shall constitute Losses of Parent.

(pp)         “Material Adverse Effect” means any event, change, violation, circumstance or effect (“Effect”) that, individually or in the aggregate, has had or is reasonably likely to have a material adverse effect on the assets, properties, liabilities, condition (financial or other), business or results of operations of the Company; provided, however, that any adverse Effect attributable to the following shall not be deemed to constitute a Material Adverse Effect unless and only to the extent they have a disproportionate effect on the Company as compared to any of the other persons in the industry in which the Company operates (in which case only the incremental disproportionate effect or effects may be deemed either alone or in combination to constitute, or be taken into account in determining whether there has been, a Material Adverse Effect): (i) changes after the date of this Agreement in general economic conditions affecting the industry in which the Company  operates; (ii) changes after the date of this Agreement generally affecting the industry in which the Company  operates; (iii) any attack on, or by, outbreak or escalation of hostilities or acts of terrorism involving, the United States, or any declaration of war by the United States Congress or any hurricane or other natural disaster; (iv) any change in Law or U.S. GAAP after the date of this Agreement; (v) the announcement, pendency or consummation of the transactions contemplated by this Agreement (including, as a result therefrom, any decrease in customer demand, any reduction in revenues, any disruption in supplier, partner or similar relationships, or any loss of employees); (vi) any material change or development in any financial, banking or securities market (including any increased interest rates or other costs for, or reduction in the availability of, financing or suspension of trading in, or limitation on prices for, securities on a securities market (including an over-the-counter market), exchange or trading platform); or (vii) the failure, in and of itself, of the Company to meet or achieve the results set forth in any internal projection or forecast of the Company; provided,

50

however, that any loss or claim relating to any Effect that is cured prior to the Closing Date (or, if earlier, the applicable cure period specified in Section 7.1(b)) shall not be considered a Material Adverse Effect.

(qq)         “Most Recent Balance Sheet” means the balance sheet contained within the Most Recent Financial Statements.

(rr)           “Multiemployer Plan” has the meaning set forth in ERISA Section 3(37).

(ss)          “Net Working Capital” means, for purposes of calculating the Estimated Net Working Capital and the Final Net Working Capital, an amount equal to Specified Current Assets minus Specified Current Liabilities calculated in accordance with U.S. GAAP except as otherwise set forth in the sample statement on Schedule 1.14.

(tt)           “Net Working Capital Target” means $3,000,000.

(uu)         “Payment Agent Agreement” means the Payment Agent Agreement to be executed by the Stockholder Representatives, Parent and the Payment Agent, substantially in the form of Exhibit F.

(vv)         “Permitted Lien” means (i) Liens for Taxes and other governmental charges and assessments which are not yet due and payable, or which are being contested in good faith and for which the Company has provided adequate reserves in accordance with U.S. GAAP, (ii) Liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like Liens arising in the ordinary course of business for sums not yet due and payable, or which are being contested in good faith and for which the Company has provided adequate reserves in accordance with U.S. GAAP, (iii) purchase money liens or Liens incurred under equipment leases, (iv) pledges or deposits made in the ordinary course of business not incurred in connection with borrowed money, (v) other Liens or imperfections on property which are not material in amount or do not materially detract from the value or the property affected by such lien or imperfection, (vi) zoning, planning, and other similar limitations and restrictions, and all rights of any Governmental Entity to regulate any property, (vii) all matters of record, that would not, in the aggregate, reasonably be expected to materially detract from the value of the affected property, and (viii) any Lien that is released on or prior to the Closing.

(ww)       “person” means an individual, corporation, partnership, limited liability company, limited partnership, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

(xx)         “Personally Identifiable Information” means any information that, alone or in combination with other information, relates to a specific, identifiable individual person, including individual names, social security numbers (or similar numbers issued by any Governmental Entity), birth dates, telephone numbers, home addresses, driver’s license numbers, account numbers, email addresses and vehicle registration numbers.  Any information that can be associated with Personally Identifiable Information will also be Personally Identifiable Information.

(yy)         “Products” means products, computer programs and/or services licensed, sold, distributed and/or otherwise made commercially available by the Company.

(zz)         “Prohibited Transaction” means a transaction prohibited under ERISA Section 406 and Code Section 4975, and with regard to which no exemption applies.

51

(aaa)       “Pro Rata Share” means with respect to any Covered Securityholder, the percentage obtained by dividing (i) the number of Shares held by such holder plus the number of Shares issuable upon the exercise of any Covered Option or Covered Warrant held by such holder, by (ii) the total number of outstanding Shares of the Company plus the number of Shares issuable upon the exercise of all Covered Options and Covered Warrants, in each case, immediately prior to the Effective Time and after giving effect to the payment of stock dividends paid to the holders of Company Preferred Stock effective as of the Closing Date.

(bbb)      “Publicly Available Software” means any software that contains, or is derived in any manner (in whole or in part) from any software that is distributed as free software, open source software (e.g., Linux), or similar licensing and distribution models, that requires as a condition of use, modification or distribution of such software that such software or other software incorporated into, derived from, or distributed with such software (i) be disclosed or distributed in source code form, (ii) be licensed for the purpose of making derivative works, or (iii) be redistributable at no or minimal charge.  Publicly Available Software includes software licensed or distributed under any of the following licenses, or distribution models similar to any of the following: (A) GNU General Public License (GPL) or Lesser/Library GPL (LGPL); (B) the Artistic License (e.g., PERL); (C) the Mozilla Public License; (D) the Netscape Public License; (E) the Sun Community Source License (SCSL); (F) the Sun Industry Source Licenses (SISL); and (G) the Apache Server License.

(ccc)       “Representatives” means the officers, directors, managers, employees, accountants, consultants, legal counsel, advisors, affiliates, partners, members, equity holders, agents and other representatives of the applicable party.

(ddd)      “Requisite Stockholder Consent” means the affirmative votes of (i) the holders of a majority of the outstanding Shares (voting together on an as converted to Company Common Stock basis), (ii) the holders of a majority of the outstanding Series A Preferred Stock (voting separately as a single class), (iii) the holders of a majority of the outstanding Series A-1 Preferred Stock (voting separately as a single class), and (iv) the holders of a majority of the outstanding Company Common Stock (voting separately as a single class).

(eee)       “Selling Expenses” means the aggregate amount of all third party fees, costs and expenses that are or may be incurred by the Company, the Stockholder Representatives on behalf of the Company and if applicable any Securityholders in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, including: (i) the fees and disbursements of the financial advisor (including those to be paid to JMP Technology Banking Group as set forth on Section 2.4 of the Company Disclosure Schedule) and outside counsel to the Company and/or the Stockholder Representatives incurred in connection with the transactions contemplated hereby, (ii) the out-of-pocket fees and expenses of any other agents, advisors, consultants and experts employed by the Company and/or the Stockholder Representatives in connection with the Merger, including the fees and expenses payable to Orrick, Herrington & Sutcliffe LLP and the Expense Escrow Agent, (iii) any transaction fee payable to one or more affiliates of either Stockholder Representative in connection with the Merger, including any management or similar fees payable to any of Securityholders (other than the payment of the Merger Consideration in connection with this Agreement), and (iv) the expenses of the Stockholder Representatives incurred, or that may be incurred, in such capacity, in each case to the extent that payment is sought from Parent, the Company or the Surviving Corporation.

(fff)         “Software” means the Company’s proprietary software technology described on Schedule A.

52

(ggg)      “Specified Current Assets” means, for purposes of calculating Net Working Capital, the amount of the categories of current assets of the Company described on Schedule 1.14 calculated in accordance with U.S. GAAP except as provided in Schedule 1.14.  For the avoidance of doubt, “Specified Current Assets” shall not include any Cash.

(hhh)      “Specified Current Liabilities” means, for purposes of calculating Net Working Capital, the amount of categories of current liabilities of the Company described on Schedule 1.14 calculated in accordance with U.S. GAAP except as provided in Schedule 1.14. For the avoidance of doubt, “Specified Current Liabilities” shall not include Indebtedness, including Selling Expenses, and will exclude any and all effects on the Specified Current Liabilities directly related to the consummation of the Merger. Notwithstanding anything to the contrary herein, “Specified Current Liabilities” shall not include the employer portion of any payroll Taxes incurred by the Company or the Surviving Corporation in respect of the payment of the Initial Cash Consideration.

(iii)          “Superior Proposal” means a bona fide offer, obtained after the date hereof to acquire, directly or indirectly, for consideration consisting of cash and/or securities, 50% or more of the equity securities of the Company or 50% of more of the assets of the Company, made by a third party, and which is otherwise on terms and conditions which are more favorable to the Company’s stockholders from a financial point of view than the Merger.

(jjj)          “Surviving Corporation’s Gross Revenue” means, for any period of determination, revenue that has been received and recognized by Parent in accordance with U.S. GAAP (and Parent’s revenue recognition policies and procedures under U.S. GAAP) resulting from the operation of the Business.  For the avoidance of doubt, the parties acknowledge and agree that the Company’s revenue recognition policies and procedures as in effect prior to the Effective Time may materially differ from Parent’s revenue recognition policies and procedures in accordance with U.S. GAAP for purposes of the determination of the Surviving Corporation’s Gross Revenue, and Parent’s revenue recognition policies and procedures will control and be used to determine the Surviving Corporation’s Gross Revenue.

(kkk)       “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means any and all taxes including, any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, value added, net worth, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount, including any such amounts attributable to any other person with respect to which the Company may be held liable as a successor, by operation of Law, by contract or otherwise.

(lll)          “Tax Return” (and, with correlative meaning, “Tax Returns”) means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof

(mmm)    “Transaction Documents” means this Agreement, the Escrow Agreement, the Cash True-Up Escrow Agreement, the Expense Escrow Agreement and the Payment Agent Agreement.

8.3           Entire Agreement.  This Agreement (including the Exhibits, Schedules and the Company Disclosure Schedule), and the other Transaction Documents, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect hereto and thereto.  No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

53

8.4           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

8.5           Assignment; Binding Effect.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  Notwithstanding the foregoing, Parent may, without the consent of the Stockholder Representatives and the Company, (a) assign any or all of its rights and interests hereunder to one or more of its Affiliates, provided that Parent remains liable for all obligations of Parent hereunder, (b) designate one or more of its Affiliates to perform its obligations under this Agreement, provided that Parent remains liable for all obligations of Parent hereunder, or (c) sell, lease, transfer or otherwise dispose of substantially all of its assets, merger with or into any other entity, or engage in any reorganization or other similar transaction.  Such successor or assign will have all rights of Parent under this Agreement, including the right to enforce the covenants contained in Article VI.

8.6           Incorporation of Exhibits.  The Company Disclosure Schedule and all other Schedules and the Exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

8.7           Disclosure on Company Disclosure Schedule; Supplemental Disclosure.

(a)           The disclosures set forth on the Company Disclosure Schedule shall be arranged in a manner that corresponds to the relevant section, subpart or subdivision of this Agreement.  An item disclosed in any section, subpart or subdivision of the Company Disclosure Schedule shall not be deemed disclosed in any other section, subpart or subdivision of the Company Disclosure Schedule (i) unless such item is expressly cross-referenced in such other section, subpart or subdivision of the Company Disclosure Schedule or in such section, subpart or subdivision, or (ii) unless and only to the extent it is reasonably apparent that such disclosure is relevant to such other section, subpart or subdivision.

(b)           Prior to the Closing Date, each party will give prompt written notice to the other party of any known development that would constitute a breach of any of its own representations and warranties in Article II and Article III as if such party’s representations and warranties were given as of the date of such development.  No disclosure by any party pursuant to this Section 8.7, however, will be deemed to amend or supplement the Company Disclosure Schedule, or to prevent or cure any misrepresentation, breach of warranty or breach of covenant.

8.8           Governing Law; Forum.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law.  Except as otherwise permitted under Section 8.20, in any action between the parties hereto arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of any federal or state court sitting in Delaware (provided, however, that if the Delaware Court of Chancery has jurisdiction over

54

such claim it will be venued exclusively in such court), and (b) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid.

8.9           Waiver of Jury Trial.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, OR RELATING TO, THIS AGREEMENT.

8.10         Time of the Essence.  For purposes of this Agreement and the transactions contemplated by this Agreement, time is of the essence.

8.11         No Public Announcement.  No party hereto will issue any press release, announcement or disclosure relating to this Agreement unless required by Law (such determination based upon the advice of external counsel) or with the prior written consent of the other parties hereto.  Any party, however, may make any public disclosure it believes in good faith is required by applicable Law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its reasonable best efforts to advise the other parties, and allow them reasonable opportunity to review and comment upon such disclosure prior to making such disclosure).

8.12         Amendment.  This Agreement may be amended at any time, before or after the Closing, by an instrument in writing signed by each party hereto.

8.13         Waiver.  At any time prior to the Closing, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any agreement or condition contained herein.  Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

8.14         Construction and Interpretation.

(a)           For purposes of this Agreement, whenever the context requires, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b)           Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party, whether under any rule of construction or otherwise.  No party to this Agreement shall be considered the draftsman.  The parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all parties hereto.

(c)           Whenever a provision requires a party’s consent, satisfaction or approval of any matter, such party may withhold, delay or condition its consent, satisfaction or approval in its sole and absolute discretion, except as otherwise expressly provided herein.

(d)           As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

55

(e)           Except as otherwise indicated, all references in this Agreement to “Articles,” “Sections,” “Schedules” and “Exhibits” are intended to refer to an Article or Section of, or Schedule or Exhibit to, this Agreement.

(f)            Except as otherwise indicated, all references to any (i) agreement (including this Agreement) or Law are to such agreement or Law as amended, modified, supplemented or replaced from time to time, and (ii) Governmental Entity includes any successor to that Governmental Entity.

8.15         Third Party Beneficiaries.  Purchaser Indemnified Parties are express third party beneficiaries of this Agreement and the related Transaction Documents, and each former officer and director of the Company and his or her heirs, executors and Representatives are express third party beneficiaries of Section 6.6 and, in each case, may enforce the same as if they are parties hereto or thereto.  Except as set forth in the immediately preceding sentence, there shall be no third party beneficiaries of this Agreement.

8.16         Further Assurances.  Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

8.17         Headings.  The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

8.18         Counterparts.  This Agreement may be executed and delivered (including by facsimile or PDF transmission) in two or more counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

8.19         Fees and Expenses.  All fees and expenses incurred in connection with or related to this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated.  The expenses and fees associated with the Cash True-Up Escrow Agent, Escrow Agent and Payment Agent and filings required under the HSR Act shall be paid 50% by Parent and 50% by the Company.  After the Closing Date, the Company’s portion of such fees and expenses shall be paid from the Escrow Fund.

8.20         Specific Performance.  The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.  Each party to the extent permitted by applicable Law, hereby waives any defenses it may have to the remedy of specific performance provided for herein.

Remainder of page intentionally left blank

56

IN WITNESS WHEREOF, Parent, Sub, Stockholder Representatives and the Company have executed or have caused this Agreement to be executed by its duly authorized officer as of the date first written above.

LAWSON SOFTWARE AMERICAS, INC.

By:	/s/ Harry Debes
	Name:	Harry Debes
	Title:	President and Chief Executive Officer

LAWSON HCM, INC.

By:	/s/ Harry Debes
	Name:	Harry Debes
	Title:	President and Chief Executive Officer

ENWISEN, INC.

By:	/s/ Walter Smith
	Name:	Walter Smith
	Title:	Chief Executive Officer

KARL MATTHIES, as a Stockholder Representative

By:	/s/ Karl Matthies
Karl Matthies

JOE UEBERROTH, as a Stockholder Representative

By:	/s/ Joe Ueberroth
Joe Ueberroth

EXHIBIT A

ESCROW AGREEMENT

                                                This Escrow Agreement dated this        day of December, 2010 (this “Escrow Agreement”), is entered into by and among Lawson Software Americas, Inc., a Delaware corporation (the “Parent”), Karl Matthies and Joe Ueberroth, each in his capacity as a Stockholder Representative under the Merger Agreement referenced below (each a “Representative”) (Parent and Representative are collectively referred to as, the “Parties,” and individually, a “Party”), and Wells Fargo Bank, National Association, a national banking association, as escrow agent (“Escrow Agent”).

RECITALS

A.                                   The Parent, Lawson HCM, Inc., a Delaware corporation (“Merger Sub”), Enwisen, Inc. a Delaware corporation (the “Company”), and the Representatives have entered into an Agreement and Plan of Merger dated as of December       , 2010 (the “Merger Agreement”).

B.                                     Section 1.9 of the Merger Agreement provides that, at Closing, a cash amount equal to $5,000,000 (the “Escrow Amount”) shall be deposited into escrow to be held in accordance with the terms of this Escrow Agreement for the purpose of establishing a source of funds to partially secure the merger consideration adjustment and indemnification obligations of the stockholders of the Company to the Parent under the Merger Agreement.

C.                                     In connection with the closing of the transactions contemplated by the Merger Agreement, the Parent agrees to place in escrow certain funds and the Escrow Agent agrees to hold and distribute such funds in accordance with the terms of this Escrow Agreement.

D.                                    Pursuant to the Merger Agreement, the stockholders, optionholders and warrantholders of the Company appointed the Representative as agent and attorney-in-fact for each such stockholder, optionholder and warrantholder, with full power and authority to represent each stockholder, optionholder and warrantholder and its successors and assigns with respect to all matters arising under this Escrow Agreement, and all actions taken by the Representative under this Escrow Agreement will be binding upon each such stockholder, optionholder and warrantholder and its successors and assigns as if expressly ratified and confirmed in writing by each of them.

AGREEMENT

In consideration of the promises and agreements of the Parties and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties and the Escrow Agent agree as follows:

1.                                       Escrow Deposit.

1.1                                 Receipt of Escrow Property.  Upon execution hereof, the Parent shall deliver to the Escrow Agent the amount of $5,000,000 (the “Escrow Property”) in immediately available funds.

1.2                                 Investments.

(a)                                  The Escrow Agent is authorized and directed to deposit, transfer, hold and invest the Escrow Property and any investment income thereon as set forth in Exhibit A hereto, or as set forth in any subsequent written instruction signed by the Parent and the Representative.  Any investment earnings and income on the Escrow Property shall become part of the Escrow Property, and shall be disbursed in accordance with Section 1.4(a) of this Escrow Agreement.  Notwithstanding the foregoing, in no event will the investment earnings and income that is added to the Escrow Property exceed in the aggregate 12% per year of the initial Escrow Property, and any investment earnings and income in excess thereof will be disbursed to the Parent, as directed in writing by the Parent.

(b)                                 The Escrow Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Escrow Agreement.  The Escrow Agent shall have no responsibility or liability for any loss which may result from any investment or sale of investments made pursuant to this Escrow Agreement.  The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of the Escrow Agent or for any third person or dealing as principal for its own account.  The Parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations, or advice.

1.3                                 Procedures with Respect to Indemnification Claims.

(a)                                  Claim.  If, at any time and from time to time from the date hereof until December 31, 2011 (the “Claims Period”), the Parent desires to make a claim against the Escrow Property pursuant to its rights under Article V of the Merger Agreement (each, a “Claim”), the Parent, on its own behalf or on behalf of another indemnified party under the Merger Agreement (such claiming party, the “Claimant”), shall deliver a written notice of the Claim (a “Claims Notice”) to the Escrow Agent, with a copy to the Representative, substantially in the form attached hereto as Annex I specifying the nature of the Claim, the estimated amount of damages to which the Claimant believes it is or may be entitled to under the Merger

2

Agreement (the “Claimed Amount”) and Claimant payment delivery instructions.

(b)                                 Response by the Representative.  Within 30 calendar days after receipt by the Escrow Agent of any Claims Notice (“Response Period”), the Representative shall, with respect to such Claims Notice, by written notice to the Parent and the Escrow Agent (a “Response Notice”) substantially in the form attached hereto as Annex II, either (a) concede liability for the Claimed Amount in whole, or (b) deny liability for the Claimed Amount in whole or in part (it being understood that any portion of the Claimed Amount for which the Representative has not denied liability within the Response Period shall be deemed to have been conceded).  If the Representative denies liability in whole or in part, such Response Notice shall be accompanied by a reasonably detailed description of the basis for such denial.  The portion of the Claimed Amount for which the Representative has conceded liability is referred to herein as the “Conceded Amount.”  If the Representative has conceded liability for any portion of the Claimed Amount, the Parent and the Representative, by joint written notice substantially in the form attached hereto as Annex III, shall instruct the Escrow Agent to promptly pay to the applicable Claimant the Conceded Amount (such joint notice, the “Conceded Amount Notice”); provided, however, that if the Representative fails to deliver a Response Notice within the 30 calendar day period, the Representative shall be deemed to have conceded the Claimed Amount in full (and the Claimed Amount shall constitute the Conceded Amount) and the Escrow Agent shall promptly pay to the applicable Claimant such Conceded Amount.

(c)                                  Resolutions of Disputes.

(i)                                     If, in a Response Notice, the Representative has denied liability for, or otherwise disputes, the Claimed Amount, in whole or in part, the Representative and the Parent, on behalf of the applicable Claimant, shall attempt to resolve such dispute as promptly as possible.  If the Parent and the Representative resolve such dispute, they shall deliver to the Escrow Agent a Conceded Amount Notice signed by each of them.  Such Conceded Amount Notice shall instruct the Escrow Agent to pay to the applicable Claimant the amount, if any, agreed to by both the Parent and the Representative in settlement of such dispute.

(ii)                                  If the Parent and the Representative fail to resolve such dispute within 60 calendar days after receipt by Escrow Agent of the Response Notice corresponding to such dispute, the issue of liability for any such dispute with respect to Claims made pursuant to Article V of the Merger Agreement may be submitted by any party to a state or federal court located and sitting in the State of

3

Delaware that has appropriate subject matter jurisdiction chosen by either the Parent or the Representative (such court, the “Chosen Court”) for the purposes of obtaining a final, non-appealable order of such Chosen Court (an “Order”).  Such Order Decision shall contain the amount, if any, of the Party’s liability for the Claimed Amount as finally determined by such Chosen Court (the “Ordered Amount”).

(d)                                 Payment of Claims.  The Escrow Agent promptly shall pay, no later than the fifth business day following the determination of a Payment Event (as such term is defined below), to the applicable Claimant from the Escrow Property: (i) following any concession (or deemed concession) of liability by the Representative, in whole or in part, the Conceded Amount as set forth in the Conceded Amount Notice; (ii) following expiration of the Response Period (pursuant to receipt by the Escrow Agent of any Claims Notice) in which the Escrow Agent did not receive a Response Notice from the Representative, the Claimed Amount; or (iii) following receipt by the Escrow Agent of any Order, the Ordered Amount (collectively, clauses (i), (ii), (iii), the “Payment Events”).

1.4                                 Disbursements.

(a)                                  The Parties understand that (i) any investment earnings included in such Escrow Property shall have been or shall be reported for tax reporting purposes by the Escrow Agent as provided in Section 1.5 below and (ii) such Escrow Property (A) if disbursed to the Parent, shall be disbursed in accordance with the Parent’s written instructions, or (B) if disbursed as a portion of the Escrow Property, shall be disbursed to Wells Fargo Bank, National Association, as payment agent (the “Payment Agent”) pursuant to the terms of the Payment Agent Agreement entered into by the Payment Agent, the Parent and the Representatives.

(b)                                 Upon receipt of a Conceded Notice with respect to a particular outstanding Claim, the Escrow Agent shall promptly pay to the applicable Claimant, as the case may be, the Conceded Amount.

(c)                                  Upon receipt of an Order with respect to a particular outstanding Claim, the Escrow Agent shall promptly pay to the applicable Claimant, as the case may be, the Ordered Amount, if any.

(d)                                 In the event that the Parties jointly instruct the Escrow Agent to disburse the Escrow Property to any party, the Escrow Agent shall comply with such instructions, any provision herein to the contrary notwithstanding.

(e)                                  On January 1, 2012, the Escrow Agent shall release any remaining Escrow Property that is not the subject of a good faith outstanding Claim to the Payment Agent.

4

(f)                                    The Parties agree that the residual interest, if the final release of the Escrow Property is mid-month, shall be wired to the Representatives.

1.5                                 Income Tax Allocation and Reporting.

(a)                                  The Parties agree that all investment earnings and income with respect to the Escrow Property shall be allocated to the Parent for tax purposes. The Parties agree that if and to the extent that any portion of the Escrow Property is actually distributed to the stockholders, optionholders and warrantholders of the Company, interest may be imputed on such amount for tax purposes, as required by Section 483 or 1274 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”).  The Parent and either or both of the Representatives will provide the calculation for imputed interest amounts, if applicable, to the Escrow Agent.  The Parties will file all tax returns consistently with the foregoing.  Subject to Section 1.2(a), any investment earnings and income on the Escrow Property shall be divided and paid to the Parent and the Payment Agent for distribution to the stockholders, optionholders and warrantholders of the Company in accordance with the following: (i) 60% of such earnings and income shall become part of the Escrow Property and shall be distributed in accordance with the terms of this Agreement, and (ii) 40% of such earnings and income shall not become part of the Escrow Property and shall be disbursed quarterly during the term of this Agreement to the Parent, as directed in writing by the Parent.

(b)                                 Prior to the date hereof, the Parent shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate form W-9 or W-8 and such other forms and documents that the Escrow Agent may request. The Parent understands that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Code to withhold a portion of any interest or other income earned on the investment of the Escrow Property.

(c)                                  To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Property, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property.  The Parties, jointly and severally, shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Property and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Escrow Agent.  The indemnification provided by this Section 1.5(c) is in addition to the

5

indemnification provided in Section 3.1 and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

1.6                                 Termination.  This Escrow Agreement shall terminate on the later of (i) January 1, 2012, or (ii) final resolution of all outstanding Claims (at which time the Escrow Agent is authorized and directed to disburse the Escrow Property in accordance with Section 1.4 and this Escrow Agreement shall be of no further force and effect except that the provisions of Sections 1.5(c), 3.1 and 3.2 hereof shall survive termination.

2.                                       Duties of the Escrow Agent.

2.1                                 Scope of Responsibility.  Notwithstanding any provision to the contrary, the Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature.  Under no circumstances will the Escrow Agent be deemed to be a fiduciary to any Party or any other person under this Escrow Agreement.  The Escrow Agent will not be responsible or liable for the failure of any Party to perform in accordance with this Escrow Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Escrow Agreement, whether or not an original or a copy of such agreement has been provided to the Escrow Agent; and the Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document.  References in this Escrow Agreement to any other agreement, instrument, or document are for the convenience of the Parties, and the Escrow Agent has no duties or obligations with respect thereto.  This Escrow Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred or implied from the terms of this Escrow Agreement or any other agreement.

2.2                                 Attorneys and Agents.  The Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken by the Escrow Agent in accordance with the advice of counsel or other professionals retained or consulted by the Escrow Agent.  The Escrow Agent shall be reimbursed as set forth in Section 3.1 for any and all compensation (fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals.  The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians, and/or nominees.

2.3                                 Reliance.  The Escrow Agent shall not be liable for any action taken or not taken by it in accordance with the direction or consent of the Parties or their respective agents, representatives, successors, or assigns.  The Escrow Agent shall not be liable for acting or refraining from acting upon any notice, request, consent, direction, requisition, certificate, order, affidavit, letter, or other paper or

6

document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, without further inquiry into the person’s or persons’ authority.  Concurrent with the execution of this Escrow Agreement, the Parties shall deliver to the Escrow Agent authorized signers’ forms in the form of Exhibit B-1 and Exhibit B-2 to this Escrow Agreement.

2.4                                 Right Not Duty Undertaken.  The permissive rights of the Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties.

2.5                                 No Financial Obligation.  No provision of this Escrow Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement.

3.                                       Provisions Concerning the Escrow Agent.

3.1                                 Indemnification.  The Parties, jointly and severally, shall indemnify, defend and hold harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable attorneys’ fees and expenses or other professional fees and expenses which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of the Escrow Agent. The provisions of this Section 3.1 shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

3.2                                 Limitation of Liability.  THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM THE ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

3.3                                 Resignation or Removal.  The Escrow Agent may resign by furnishing written notice of its resignation to the Parties, and the Parties may remove the Escrow Agent by furnishing to the Escrow Agent a joint written notice of its removal along with payment of all fees and expenses to which it is entitled through the date of termination.  Such resignation or removal, as the case may be, shall be effective 30 days after the delivery of such notice or upon the earlier appointment

7

of a successor, and the Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Property and to deliver the same to a successor escrow agent as shall be appointed by the Parties, as evidenced by a joint written notice filed with the Escrow Agent or in accordance with a court order.  If the Parties have failed to appoint a successor escrow agent prior to the expiration of 30 days following the delivery of such notice of resignation or removal, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Parties.

3.4                                 Compensation.  The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit C, which compensation shall be paid 50% by the Representatives from the Escrow Fund and 50% by the Parent.  The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow Agent renders any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then the Escrow Agent shall be entitled to reasonable compensation for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event.  If any amount due to the Escrow Agent hereunder is not paid within 30 days of the date due, the Escrow Agent in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law.   The Escrow Agent shall have, and is hereby granted, a prior lien upon the Escrow Property with respect to its unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights, superior to the interests of any other persons or entities and is hereby granted the right to set off and deduct any unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights from the Escrow Property.

3.5                                 Disagreements.  If any conflict, disagreement or dispute arises between, among, or involving any of the parties hereto concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, or the Escrow Agent is in doubt as to the action to be taken hereunder, the Escrow Agent is authorized to retain the Escrow Property until the Escrow Agent (i) receives a final order of a court of competent jurisdiction or a final arbitration decision directing delivery of the Escrow Property, (ii) receives a written agreement executed by each of the parties involved in such disagreement or dispute directing delivery of the Escrow Property, in which event the Escrow Agent shall be authorized to disburse the Escrow Property in accordance with such final court order, arbitration decision, or agreement, or (iii) files an

8

interpleader action in any court of competent jurisdiction, and upon the filing thereof, the Escrow Agent shall be relieved of all liability as to the Escrow Property and shall be entitled to recover reasonable attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action.  The Escrow Agent shall be entitled to act on any such agreement, court order, or arbitration decision without further question, inquiry, or consent.

3.6                                 Merger or Consolidation.  Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

3.7                                 Attachment of Escrow Property; Compliance with Legal Orders.  In the event that any Escrow Property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Property, the Escrow Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction.  In the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

3.8                                 Force Majeure.  The Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligation under this Escrow Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that the Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

9

4.                                       Miscellaneous.

4.1                                 Successors and Assigns.  This Escrow Agreement shall be binding on and inure to the benefit of the Parties and the Escrow Agent and their respective successors and permitted assigns.  No other persons shall have any rights under this Escrow Agreement.  No assignment of the interest of any of the Parties shall be binding unless and until written notice of such assignment shall be delivered to the other Party and the Escrow Agent and shall require the prior written consent of the other Party and the Escrow Agent (such consent not to be unreasonably withheld); provided that no such consent will be required for a successor Representative in accordance with the terms and conditions of the Merger Agreement.

4.2                                 Escheat.  The Parties are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state.  The Escrow Agent shall have no liability to the Parties, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Property escheat by operation of law.

4.3                                 Notices.  All notices, requests, demands, and other communications required under this Escrow Agreement shall be in writing, in English, and shall be deemed to have been duly given if delivered (i) personally, (ii) by facsimile transmission with written confirmation of receipt, (iii) by overnight delivery with a reputable national overnight delivery service, or (iv) by mail or by certified mail, return receipt requested, and postage prepaid.  If any notice is mailed, it shall be deemed given five business days after the date such notice is deposited in the United States mail.  Any notice given shall be deemed given upon the actual date of such delivery.  If notice is given to a party, it shall be given at the address for such party set forth below.  It shall be the responsibility of the Parties to notify the Escrow Agent and the other Party in writing of any name or address changes.  In the case of communications delivered to the Escrow Agent, such communications shall be deemed to have been given on the date received by the Escrow Agent.

If to the Parent:

Lawson Software Americas, Inc.

380 St. Peter Street

St. Paul, MN  55102

Attention:  General Counsel

Facsimile:  (651) 767-5827

10

with a copy (which shall not constitute notice) to:

Gray, Plant, Mooty, Mooty & Bennett, P.A.

500 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

Attention: Mark D. Williamson

Facsimile: (612) 632-4379

If to the Representatives:

Karl Matthies

300 Tamal Plaza, Suite 280

Corte Madera, CA  94925

Telephone:                 (415) 927-5770

Facsimile:                        (415) 927-5772

and

Joseph Ueberroth

201 Shipyard Way, Suite D

Newport Beach, CA  92663

Telephone:                 (949) 723-7788

Facsimile:                        (949) 723-7786

with a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP

The Orrick Building

405 Howard Street

San Francisco, CA 94105

Attention: John Cook

Facsimile: (415) 773-5759

If to the Escrow Agent:

Wells Fargo Bank, National Association

625 Marquette Avenue, 11th Fl. MAC N9311-115

Minneapolis, MN 55479

Attention: Aaron R. Soper, Corporate, Municipal and Escrow Solutions

Telephone: (612) 667-5628

Facsimile: (612) 667-2149

4.4                                 Governing Law.  This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

11

4.5                                 Entire Agreement.  This Escrow Agreement sets forth the entire agreement and understanding of the parties related to the Escrow Property.

4.6                                 Amendment.  This Escrow Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed by the Parties and the Escrow Agent.

4.7                                 Waivers.  The failure of any party to this Escrow Agreement at any time or times to require performance of any provision under this Escrow Agreement shall in no manner affect the right at a later time to enforce the same performance.  A waiver by any party to this Escrow Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation, or warranty contained in this Escrow Agreement.

4.8                                 Headings.  Section headings of this Escrow Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Escrow Agreement.

4.9                                 Counterparts.  This Escrow Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

[The remainder of this page left intentionally blank.]

12

The Parties have executed this Escrow Agreement as of the date first written above.

PARENT:

Lawson Software Americas, Inc.

By:
Name:
Title:

REPRESENTATIVE:

By:
Name: Karl Matthies

By:
Name: Joe Ueberroth

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Escrow Agent

By:
Name:
Title:

S-1

EXHIBIT A

Agency and Custody Account Direction

For Cash Balances

Wells Fargo Money Market Deposit Accounts

Direction to use the following Wells Fargo Money Market Deposit Accounts for Cash Balances for the escrow account or accounts (the “Account”) established under the Escrow Agreement to which this Exhibit A is attached.

You are hereby directed to deposit, as indicated below, or as I shall direct further in writing from time to time, all cash in the Account in the following money market deposit account of Wells Fargo Bank, National Association:

Wells Fargo Money Market Deposit Account (IMMA)

I understand that amounts on deposit in the IMMA are insured, subject to the applicable rules and regulations of the Federal Deposit Insurance Corporation (FDIC), in the basic FDIC insurance amount of $250,000 per depositor, per insured bank. This includes principal and accrued interest up to a total of $250,000.

I acknowledge that I have full power to direct investments of the Account.

I understand that I may change this direction at any time and that it shall continue in effect until revoked or modified by me by written notice to you.

LAWSON SOFTWARE AMERICAS, INC.

Dated: December , 2010
By:
Its:

REPRESENTATIVE

Dated: December , 2010
Karl Matthies

Dated: December , 2010
Joe Ueberroth

EXHIBIT B-1

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of the Parent and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B-1 is attached, on behalf of the Parent.

Name / Title	Specimen Signature

Stefan Schulz, Senior Vice President and Chief Financial Officer	Signature

Bruce McPheeters, Senior Vice President, Secretary and General Counsel	Signature

EXHIBIT B-2

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signature shown below is the specimen signature of each individual who has been designated as the authorized representative of the stockholders of the Company and is authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B-2 is attached, on behalf of the stockholders of the Company

Name / Title	Specimen Signature

Name	Signature

Title

Name	Signature

Title

EXHIBIT C

FEES OF ESCROW AGENT

Escrow Agent Acceptance Fee	$2,000

The Acceptance Fee includes review of all related documents and accepting the appointment of Escrow Agent on behalf of Wells Fargo Bank, National Association.  The fee also includes setting up the required account(s) and accounting records, document filing, and coordinating the receipt of funds/assets for deposit to the Escrow Account.  The Acceptance Fee is due at the time of closing and covers the life of the Escrow.

Wells Fargo’s bid is based on the following assumptions:

•                  Number of accounts to be established (1) One

•                  Term: Anticipated 12 months

•                  Investment in Wells Fargo Money Market Deposit Accts

Out of Pocket Expenses:	At Cost

This fee schedule is based upon the assumptions listed above which pertain to the responsibilities and risks involved in Wells Fargo undertaking the role as Escrow Agent.  The assumptions are based on information provided to us as of the date of this fee proposal.  Our fee proposal is subject to review and acceptance of the final documents.  Should any of the assumptions, duties or responsibilities change, we reserve the right to affirm, modify or rescind our fee schedule.

Submitted on: December 1, 2010

Annex I

CLAIMS NOTICE

Wells Fargo Bank, National Association

625 Marquette Avenue, 11th Fl. MAC N9311-115

Minneapolis, MN 55479

Attention: Aaron R. Soper

Ladies and Gentlemen:

The undersigned, pursuant to Section 1.3(a) of the Escrow Agreement, dated as of December 31, 2010, by and among Lawson Software Americas, Inc., a Delaware corporation (the “Parent”), Karl Matthies and Joe Ueberroth, in their capacity as Stockholder Representative under the Merger Agreement (the “Representative”) and Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”) (the “Escrow Agreement”) (terms defined in the Escrow Agreement have the same meanings when used herein), hereby certifies that the Parent [if applicable, on behalf of                 ] is or may be entitled to indemnification pursuant to Section      of the Merger Agreement in an amount equal to (a) $               (the “Claimed Amount”) plus (b) interest accrued thereon.  The Parent further certifies that the nature of the Claim is as follows: [                    ].

Unless you receive a timely Response Notice (as defined in the Escrow Agreement) from the Representative in accordance with the Escrow Agreement, you are hereby instructed to release and pay, in accordance with the Escrow Agreement, the Claimed Amount and the interest accrued thereon from the Escrow Account to [                    ] (for payment by such parties to               ) by method of [include wire instructions / check].

Dated:     , 20    .

Lawson Software Americas, Inc.

By:
Name:
Title:

cc:                                 Representative

Annex II

RESPONSE NOTICE

Wells Fargo Bank, National Association

625 Marquette Avenue, 11th Fl. MAC N9311-115

Minneapolis, MN 55479

Attention: Aaron R. Soper

Ladies and Gentlemen:

The undersigned, in its capacity as Stockholder Representative under the Merger Agreement (the “Representative”), pursuant to Section 1.3(b) of the Escrow Agreement, dated as of December 31, 2010, by and among the Representative, Lawson Software Americas, Inc., a Delaware corporation (the “Parent”), and Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”) (the “Escrow Agreement”) (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

(a)                                  concedes liability [in whole for] [in part in respect of $         of] the Claimed Amount (the “Conceded Amount”), plus Interest accrued thereon, referred to in the Claims Notice dated                 , 20     pursuant to Section      of the Merger Agreement; [and] [or]

(b)                                 denies liability [in whole for] [in part in respect of $         of] the Claimed Amount referred to in the Claims Notice dated                   , 20     pursuant to Section      of the Merger Agreement.

Attached hereto is a description of the basis for the foregoing.

Dated:             , 20    .

[Insert name of Representative], as Representative

By:
Name:
Title:

cc:                                 The Parent

Annex III

CONCEDED AMOUNT NOTICE

Wells Fargo Bank, National Association

625 Marquette Avenue, 11th Fl. MAC 9311-115

Minneapolis, MN 55479

Attention: Aaron R. Soper

Ladies and Gentlemen:

The undersigned, pursuant to Section 1.3[(b) or (c)] of the Escrow Agreement, dated as of December 31, 2010, by and among Lawson Software Americas, Inc., a Delaware corporation (the “Parent”), [Representative], in its capacity as Stockholder Representative under the Merger Agreement (the “Representative”) and Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”) (the “Escrow Agreement”) (terms defined in the Escrow Agreement have the same meanings when used herein), hereby jointly:

(a)                                  certify that [a portion of] the Claimed Amount with respect to the matter described in the attached in the amount of $[                ] (the “Conceded Amount”), plus Interest accrued thereon, is owed to [                ]; and

(b)                                 instruct you to promptly pay to [                ] from the Escrow Property $               [insert amount pursuant to paragraph (a)] as soon as practicable following your receipt of this notice and, in any event, no later than five (5) business days following the date hereof.

Dated:             , 20    .

Lawson Software Americas, Inc.

By:
Name:
Title:

                                                    , as Representative

By:
Name:
Title:

EXHIBIT B

ESCROW AGREEMENT

This Escrow Agreement dated this    day of December, 2010 (this “Escrow Agreement”), is entered into by and among Karl Matthies and Joe Ueberroth (each a “Stockholder Representative” and collectively, the “Stockholder Representatives”), and Wells Fargo Bank, National Association, a national banking association as escrow agent (“Escrow Agent”).

RECITALS

A.                                 Enwisen, Inc., a Delaware corporation (the “Company”), Lawson Software Americas, Inc., a Delaware corporation (“Lawson”), Lawson HCM, Inc., a Delaware corporation and wholly owned subsidiary of Lawson (“Merger Sub”), and the Stockholder Representatives are parties to that certain Agreement and Plan of Merger, dated as of December   , 2010 (the “Merger Agreement”).

B.                                     The Merger Agreement provides for the establishment of an expense escrow fund in the amount of $200,000 which may be used at the discretion of each Stockholder Representative solely for (i) reasonable and documented expenses incurred in the administration of his, duties under Section 1.11 of the Merger Agreement and (ii) compensation payable to each Stockholder Representative or his agents for the services rendered in the administration of the duties of such Stockholder Representative under Section 1.11 of the Merger Agreement.

C.                                     In accordance with the Merger Agreement, Lawson shall place in escrow certain funds and the Escrow Agent agrees to hold and distribute such funds in accordance with the terms of this Escrow Agreement.

In consideration of the promises and agreements of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Stockholder Representatives and the Escrow Agent agree as follows:

ARTICLE 1

ESCROW DEPOSIT

Section 1.1.                                   Receipt of Escrow Property.  Upon execution hereof, Lawson shall deliver to the Escrow Agent the amount of $200,000 (the “Escrow Property”) in immediately available funds, which may be used at the discretion of each Stockholder Representative solely for (i) reasonable and documented expenses incurred in the administration of his duties under Section 1.11 of the Merger Agreement and (ii) compensation payable to each Stockholder Representative or his agents for the services rendered in the administration of the duties of such Stockholder Representative under Section 1.11 of the Merger Agreement.

Section 1.2.                                   Investments.

(a)                                  The Escrow Agent is authorized and directed to deposit, transfer, hold and invest the Escrow Property and any investment income thereon as set forth in Exhibit A hereto, or as set forth in any subsequent written instruction signed either Stockholder Representative. Any investment earnings and income on the Escrow Property shall become part of the Escrow Property, and shall be disbursed in accordance with Section 1.3 of this Escrow Agreement.

(b)                                 The Escrow Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Escrow Agreement.  The Escrow Agent shall have no responsibility or liability for any loss which may result from any investment or sale of investment made pursuant to this Escrow Agreement.  The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of the Escrow Agent or for any third person or dealing as principal for its own account.  The Stockholder Representatives acknowledge that the Escrow Agent is not providing investment supervision, recommendations, or advice.

Section 1.3.                                   Disbursements.  The Escrow Agent shall disburse the Escrow Property upon the Escrow Agent’s receipt of (a) written instructions from either Stockholder Representative or (b) a final non-appealable order of a court of competent jurisdiction, in each case, in accordance with the terms therein.  The Escrow Agent shall be entitled to act on any such instructions or court order without further question, inquiry, or consent.

Section 1.4.                                   Income Tax Allocation and Reporting.

(a)                                  The parties agree that, for tax reporting purposes, all interest and other income from investment of the Escrow Property shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service, be reported as having been earned by the holders of shares of common stock and preferred stock of the Company (collectively, the “Shares”), holders of options to acquire Shares and holders of warrants to acquire Shares (collectively, such holders, “Securityholders”) on a pro rata basis based on the ownership percentages set forth on the Schedule of Stock Ownership attached hereto as Schedule 1, whether or not such income was disbursed during such calendar year.

(b)                                 Prior to closing, the Stockholder Representatives shall provide the Escrow Agent with certified tax identification numbers for the Securityholders by furnishing appropriate forms W-9 or W-8 and such other forms and documents that the Escrow Agent may request.  The Stockholder Representatives understands that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of the Escrow Property.

(c)                                  To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Property, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Stockholder Representatives shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Property and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Escrow Agent.  The indemnification provided by this Section 1.4(c) is in addition to the indemnification provided in Section 3.1 and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

Section 1.5.                                   Termination.  Upon the disbursement of all of the Escrow Property, including any interest and investment earnings thereon, this Escrow Agreement shall terminate and be of no further force and effect except that the provisions of Sections 1.4(c), 3.1 and 3.2 hereof shall survive termination.

2

ARTICLE 2

DUTIES OF THE ESCROW AGENT

Section 2.1.                                   Scope of Responsibility. Notwithstanding any provision to the contrary, the Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature.  Under no circumstances will the Escrow Agent be deemed to be a fiduciary to the Stockholder Representatives or any other person under this Escrow Agreement.  The Escrow Agent will not be responsible or liable for the failure of the Stockholder Representatives to perform in accordance with this Escrow Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Escrow Agreement, whether or not an original or a copy of such agreement has been provided to the Escrow Agent; and the Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. References in this Escrow Agreement to any other agreement, instrument, or document are for the convenience of the Stockholder Representatives, and the Escrow Agent has no duties or obligations with respect thereto.  This Escrow Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred or implied from the terms of this Escrow Agreement or any other agreement.

Section 2.2.                                   Attorneys and Agents.  The Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken by the Escrow Agent in accordance with the advice of counsel or other professionals retained or consulted by the Escrow Agent.  The Escrow Agent shall be reimbursed as set forth in Section 3.1 for any and all compensation (fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals.  The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians, and/or nominees.

Section 2.3.                                   Reliance.  The Escrow Agent shall not be liable for any action taken or not taken by it in accordance with the direction or consent of either Stockholder Representative or its agents, representatives, successors, or assigns.  The Escrow Agent shall not be liable for acting or refraining from acting upon any notice, request, consent, direction, requisition, certificate, order, affidavit, letter, or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, without further inquiry into the person’s or persons’ authority.  Concurrent with the execution of this Escrow Agreement, each Stockholder Representative shall deliver to the Escrow Agent an authorized signer’s form in the form of Exhibit B to this Escrow Agreement.

Section 2.4.                                   Right Not Duty Undertaken.  The permissive rights of the Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties.

Section 2.5.                                   No Financial Obligation.  No provision of this Escrow Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement.

3

ARTICLE 3

PROVISIONS CONCERNING THE ESCROW AGENT

Section 3.1.                                   Indemnification.  The Stockholder Representatives shall indemnify, defend and hold harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, attorneys’ fees and expenses or other professional fees and expenses which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of the Escrow Agent.  Such liability shall, to the extent possible, be satisfied from the Escrow Property.  The provisions of this Section 3.1 shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

Section 3.2.                                   Limitation of Liability.  THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM THE ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

Section 3.3.                                   Resignation or Removal.  The Escrow Agent may resign by furnishing written notice of its resignation to the Stockholder Representatives, and either Stockholder Representative may remove the Escrow Agent by furnishing to the Escrow Agent a written notice of its removal along with payment of all fees and expenses to which it is entitled through the date of termination.  Such resignation or removal, as the case may be, shall be effective thirty (30) days after the delivery of such notice or upon the earlier appointment of a successor, and the Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Property and to deliver the same to a successor escrow agent as shall be appointed by either Stockholder Representative, as evidenced by a written notice filed with the Escrow Agent or in accordance with a court order.  If the Stockholder Representatives have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following the delivery of such notice of resignation or removal, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Stockholder Representatives.

Section 3.4.                                   Compensation.  The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit C, which compensation shall be paid from the Escrow Property. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow Agent renders any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then the Escrow Agent shall be compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event.  If any amount due to the Escrow Agent hereunder is not paid within thirty

4

(30) days of the date due, the Escrow Agent in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law.   The Escrow Agent shall have, and is hereby granted, a prior lien upon the Escrow Property with respect to its unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights, superior to the interests of any other persons or entities and is hereby granted the right to set off and deduct any unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights from the Escrow Property.

Section 3.5.                                   Disagreements.  If any conflict, disagreement or dispute arises concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, or the Escrow Agent is in doubt as to the action to be taken hereunder, the Escrow Agent may, at its option, retain the Escrow Property until the Escrow Agent (i) receives a final non-appealable order of a court of competent jurisdiction or a final non-appealable arbitration decision directing delivery of the Escrow Property, (ii) receives a written agreement executed by each of the parties involved in such disagreement or dispute directing delivery of the Escrow Property, in which event the Escrow Agent shall be authorized to disburse the Escrow Property in accordance with such final court order, arbitration decision, or agreement, or (iii) files an interpleader action in any court of competent jurisdiction, and upon the filing thereof, the Escrow Agent shall be relieved of all liability as to the Escrow Property and shall be entitled to recover attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action.  The Escrow Agent shall be entitled to act on any such agreement, court order, or arbitration decision without further question, inquiry, or consent.

Section 3.6.                                   Merger or Consolidation.  Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

Section 3.7.                                   Attachment of Escrow Property; Compliance with Legal Orders.  In the event that any Escrow Property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Property, the Escrow Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction.  In the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to the Stockholder Representatives or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

Section 3.8                                      Force Majeure.  The Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligation under this Escrow Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that the Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the

5

banking industry to resume performance as soon as reasonably practicable under the circumstances.

ARTICLE 4

MISCELLANEOUS

Section 4.1.                                   Successors and Assigns.  This Escrow Agreement shall be binding on and inure to the benefit of the Stockholder Representatives and the Escrow Agent and their respective successors and permitted assigns. No other persons shall have any rights under this Escrow Agreement.  No assignment of the interest of a Stockholder Representative shall be binding unless and until written notice of such assignment shall be delivered to the Escrow Agent and shall require the prior written consent of the Escrow Agent (such consent not to be unreasonably withheld).

Section 4.2.                                   Escheat.  The Stockholder Representatives are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state.  The Escrow Agent shall have no liability to the Stockholder Representatives, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Property escheat by operation of law.

Section 4.3.                                   Notices.  All notices, requests, demands, and other communications required under this Escrow Agreement shall be in writing, in English, and shall be deemed to have been duly given if delivered (i) personally, (ii) by facsimile transmission with written confirmation of receipt, (iii) by overnight delivery with a reputable national overnight delivery service, or (iv) by mail or by certified mail, return receipt requested, and postage prepaid. If any notice is mailed, it shall be deemed given five business days after the date such notice is deposited in the United States mail.  If notice is given to a party, it shall be given at the address for such party set forth below.  It shall be the responsibility of the Stockholder Representative to notify the Escrow Agent in writing of any name or address changes.  In the case of communications delivered to the Escrow Agent, such communications shall be deemed to have been given on the date received by the Escrow Agent.

If to Stockholder Representative:

Karl Matthies

300 Tamal Plaza, Suite 280

Corte Madera, CA 94925

Fax 415-927-5772

Joseph Ueberroth

201 Shipyard Way, Suite D

Newport Beach, CA 92663

Fax   949 723 7786

6

with a copy to (which shall not constitute notice):

Orrick, Herrington & Sutcliffe LLP

The Orrick Building

405 Howard Street

San Francisco, CA  94105

Facsimile No.:  (415) 773-5759

Attention:  John Cook

If to the Escrow Agent:

Wells Fargo Bank, National Association

625 Marquette Avenue, 11th floor MAC N9311-115

Minneapolis, MN 55479

Attention:  Aaron R. Soper Corporate, Municipal and Escrow Solutions

Telephone: (612) 667-5628

Facsimile:  (612) 667-2149

Section 4.4.                                   Governing Law.  This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.5.                                   Entire Agreement. This Escrow Agreement sets forth the entire agreement and understanding of the parties related to the Escrow Property.

Section 4.6.                                   Amendment.  This Escrow Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed by a Stockholder Representative and the Escrow Agent.

Section 4.7.                                   Waivers.  The failure of any party to this Escrow Agreement at any time or times to require performance of any provision under this Escrow Agreement shall in no manner affect the right at a later time to enforce the same performance.  A waiver by any party to this Escrow Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation, or warranty contained in this Escrow Agreement.

Section 4.8.                                   Headings.  Section headings of this Escrow Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Escrow Agreement.

Section 4.9.                                   Counterparts.  This Escrow Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

[The remainder of this page left intentionally blank.]

7

IN WITNESS WHEREOF, this Escrow Agreement has been duly executed as of the date first written above.

KARL MATTHIES

By:
Karl Matthies

JOE UEBERROTH

By:
Joe Ueberroth

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Escrow Agent

By:

Name:

Title:

[Signature Page to Expense Escrow Agreement]

EXHIBIT A

Agency and Custody Account Direction

For Cash Balances

Wells Fargo Money Market Deposit Accounts

Direction to use the following Wells Fargo Money Market Deposit Accounts for Cash Balances for the escrow account or accounts (the “Account”) established under the Escrow Agreement to which this Exhibit A is attached.

You are hereby directed to deposit, as indicated below, or as I shall direct further in writing from time to time, all cash in the Account in the following money market deposit account of Wells Fargo Bank, National Association:

Wells Fargo Money Market Deposit Account (MMDA)

I understand that amounts on deposit in the MMDA are insured, subject to the applicable rules and regulations of the Federal Deposit Insurance Corporation (FDIC), in the basic FDIC insurance amount of $250,000 per depositor, per insured bank. This includes principal and accrued interest up to a total of $250,000.  I acknowledge that I have full power to direct investments of the Account.

I understand that I may change this direction at any time and that it shall continue in effect until revoked or modified by me by written notice to you.

Karl Matthies

Joe Ueberroth

[Expense Escrow Agreement]

EXHIBIT B

Certificate as to Authorized Signature

Below is the specimen signature of Walter Smith, as Stockholder Representative, and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B is attached, on behalf of Karl Matthies and Joe Ueberroth, each as a Stockholder Representative.

Name / Title	Specimen Signature

Karl Matthies	Signature

Joe Ueberroth	Signature

[Expense Escrow Agreement]

EXHIBIT C

FEES OF ESCROW AGENT

Acceptance One Time Fee:	$1,500

The Acceptance Fee includes review of all related documents and accepting the appointment of Escrow Agent on behalf of Wells Fargo Bank, National Association. The fee also includes setting up the required account(s) and accounting records, document filing, and coordinating the receipt of funds/assets for deposit to the Escrow Account. The Acceptance Fee is due at the time of closing and covers the life of the Escrow.

Wells Fargo’s bid is based on the following assumptions:

•                  Number of escrow accounts to be established:  One (1);

•                  Term: Anticipate twelve months;

•                  Investment in the Wells Fargo Money Market Deposit Account

SCHEDULE 1

SCHEDULE OF STOCK OWNERSHIP

(See Attached)

EXHIBIT C

CASH TRUE-UP ESCROW AGREEMENT

                                                This Cash True-Up Escrow Agreement dated this     day of December, 2010 (this “Escrow Agreement”), is entered into by and among Lawson Software Americas, Inc., a Delaware corporation (the “Parent”), Karl Matthies and Joe Ueberroth, each in his capacity as a Stockholder Representative under the Merger Agreement referenced below (each a “Representative”) (the Parent and the Representatives are collectively referred to as, the “Parties,” and individually, a “Party”), and Wells Fargo Bank, National Association, a national banking association, as escrow agent (“Escrow Agent”).

RECITALS

A.                                   The Parent, Lawson HCM, Inc., a Delaware corporation (“Merger Sub”), Enwisen, Inc. a Delaware corporation (the “Company”), and the Representatives have entered into an Agreement and Plan of Merger dated as of December    , 2010 (the “Merger Agreement”).

B.                                     Section 1.15 of the Merger Agreement provides that, at Closing, a cash amount equal to $1,000,000 (the “Escrow Amount”) shall be deposited into escrow to be held in accordance with the terms of this Escrow Agreement for the purpose of establishing a source of funds to secure the cash adjustment obligations of the stockholders of the Company to the Parent under the Merger Agreement.

C.                                     In connection with the closing of the transactions contemplated by the Merger Agreement, the Parent agrees to place in escrow certain funds and the Escrow Agent agrees to hold and distribute such funds in accordance with the terms of this Escrow Agreement.

D.                                    Pursuant to the Merger Agreement, the stockholders, optionholders and warrantholders of the Company appointed the Representative as agent and attorney-in-fact for each such stockholder, optionholder and warrantholder, with full power and authority to represent each stockholder, optionholder and warrantholder and its successors and assigns with respect to all matters arising under this Escrow Agreement, and all actions taken by the Representative under this Escrow Agreement will be binding upon each such stockholder, optionholder and warrantholder and its successors and assigns as if expressly ratified and confirmed in writing by each of them.

AGREEMENT

In consideration of the promises and agreements of the Parties and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties and the Escrow Agent agree as follows:

1.                                       Escrow Deposit.

1.1                                 Receipt of Escrow Property.  Upon execution hereof, the Parent shall deliver to the Escrow Agent the amount of $1,000,000 (the “Escrow Property”) in immediately available funds.

1.2                                 Investments.

(a)                                  The Escrow Agent is authorized and directed to deposit, transfer, hold and invest the Escrow Property and any investment income thereon as set forth in Exhibit A hereto, or as set forth in any subsequent written instruction signed by the Parent and the Representative.  Any investment earnings and income on the Escrow Property shall become part of the Escrow Property, and shall be disbursed in accordance with Section 1.4(a) of this Escrow Agreement.  Notwithstanding the foregoing, in no event will the investment earnings and income that is added to the Escrow Property exceed in the aggregate 12% per year of the initial Escrow Property, and any investment earnings and income in excess thereof will be disbursed to the Parent, as directed in writing by the Parent.

(b)                                 The Escrow Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Escrow Agreement.  The Escrow Agent shall have no responsibility or liability for any loss which may result from any investment or sale of investments made pursuant to this Escrow Agreement.  The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of the Escrow Agent or for any third person or dealing as principal for its own account.  The Parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations, or advice.

1.3                                 Payment of Adjustment Claims.  Upon receipt of joint written instructions from the Parent and either Representative substantially in the form of Annex I, the Escrow Agent shall promptly disburse the Escrow Property to the parties specified in the joint written instructions.

1.4                                 Disbursements.

(a)                                  The Parties understand that (i) any investment earnings included in such Escrow Property shall have been or shall be reported for tax reporting purposes by the Escrow Agent as provided in Section 1.5 below and (ii) such Escrow Property (A) if disbursed to the Parent, shall be disbursed in accordance with the Parent’s written instructions, or (B) if disbursed as a portion of the Escrow Property, shall be disbursed to Wells Fargo Bank,

2

National Association, as payment agent (the “Payment Agent”) pursuant to the terms of the Payment Agent Agreement entered into by the Payment Agent, the Parent and the Representatives.

(b)                                 The Parties agree that the residual interest, if the final release of the Escrow Property is mid-month, shall be wired to the Representatives.

1.5                                 Income Tax Allocation and Reporting.

(a)                                  The Parties agree that all investment earnings and income with respect to the Escrow Property shall be allocated to the Parent for tax purposes. The Parties agree that if and to the extent that any portion of the Escrow Property is actually distributed to the stockholders, optionholders and warrantholders of the Company, interest may be imputed on such amount for tax purposes, as required by Section 483 or 1274 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”).  The Parent and either or both of the Representatives will provide the calculation for imputed interest amounts, if applicable, to the Escrow Agent.  The Parties will file all tax returns consistently with the foregoing.  Subject to Section 1.2(a), any investment earnings and income on the Escrow Property shall be divided and paid to the Parent and the Payment Agent for distribution to the stockholders, optionholders and warrantholders of the Company in accordance with the following: (i) 60% of such earnings and income shall become part of the Escrow Property and shall be distributed in accordance with the terms of this Agreement, and (ii) 40% of such earnings and income shall not become part of the Escrow Property and shall be disbursed quarterly during the term of this Agreement to the Parent, as directed in writing by the Parent.

(b)                                 Prior to the date hereof, the Parent shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate form W-9 or W-8 and such other forms and documents that the Escrow Agent may request. The Parent understands that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Code to withhold a portion of any interest or other income earned on the investment of the Escrow Property.

(c)                                  To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Property, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property.  The Parties, jointly and severally, shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Property and the investment thereof unless such tax, late payment,

3

interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Escrow Agent.  The indemnification provided by this Section 1.5(c) is in addition to the indemnification provided in Section 3.1 and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

1.6                                 Termination.  This Escrow Agreement shall terminate upon disbursement of the Escrow Property in its entirety in accordance with Sections 1.3 and 1.4, and this Escrow Agreement shall be of no further force and effect except that the provisions of Sections 1.5(c), 3.1 and 3.2 hereof shall survive termination.

2.                                       Duties of the Escrow Agent.

2.1                                 Scope of Responsibility.  Notwithstanding any provision to the contrary, the Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature.  Under no circumstances will the Escrow Agent be deemed to be a fiduciary to any Party or any other person under this Escrow Agreement.  The Escrow Agent will not be responsible or liable for the failure of any Party to perform in accordance with this Escrow Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Escrow Agreement, whether or not an original or a copy of such agreement has been provided to the Escrow Agent; and the Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document.  References in this Escrow Agreement to any other agreement, instrument, or document are for the convenience of the Parties, and the Escrow Agent has no duties or obligations with respect thereto.  This Escrow Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred or implied from the terms of this Escrow Agreement or any other agreement.

2.2                                 Attorneys and Agents.  The Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken by the Escrow Agent in accordance with the advice of counsel or other professionals retained or consulted by the Escrow Agent.  The Escrow Agent shall be reimbursed as set forth in Section 3.1 for any and all compensation (fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals.  The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians, and/or nominees.

2.3                                 Reliance.  The Escrow Agent shall not be liable for any action taken or not taken by it in accordance with the direction or consent of the Parties or their respective agents, representatives, successors, or assigns.  The Escrow Agent shall not be liable for acting or refraining from acting upon any notice, request, consent,

4

direction, requisition, certificate, order, affidavit, letter, or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, without further inquiry into the person’s or persons’ authority.  Concurrent with the execution of this Escrow Agreement, the Parties shall deliver to the Escrow Agent authorized signers’ forms in the form of Exhibit B-1 and Exhibit B-2 to this Escrow Agreement.

2.4                                 Right Not Duty Undertaken.  The permissive rights of the Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties.

2.5                                 No Financial Obligation.  No provision of this Escrow Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement.

3.                                       Provisions Concerning the Escrow Agent.

3.1                                 Indemnification.  The Parties, jointly and severally, shall indemnify, defend and hold harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable attorneys’ fees and expenses or other professional fees and expenses which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of the Escrow Agent. The provisions of this Section 3.1 shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

3.2                                 Limitation of Liability.  THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM THE ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

3.3                                 Resignation or Removal.  The Escrow Agent may resign by furnishing written notice of its resignation to the Parties, and the Parties may remove the Escrow Agent by furnishing to the Escrow Agent a joint written notice of its removal along with payment of all fees and expenses to which it is entitled through the date of termination.  Such resignation or removal, as the case may be, shall be

5

effective 30 days after the delivery of such notice or upon the earlier appointment of a successor, and the Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Property and to deliver the same to a successor escrow agent as shall be appointed by the Parties, as evidenced by a joint written notice filed with the Escrow Agent or in accordance with a court order.  If the Parties have failed to appoint a successor escrow agent prior to the expiration of 30 days following the delivery of such notice of resignation or removal, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Parties.

3.4                                 Compensation.  The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit C, which compensation shall be paid 50% by the Representatives from the Escrow Fund and 50% by the Parent.  The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow Agent renders any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then the Escrow Agent shall be entitled to reasonable compensation for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event. If any amount due to the Escrow Agent hereunder is not paid within 30 days of the date due, the Escrow Agent in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law.   The Escrow Agent shall have, and is hereby granted, a prior lien upon the Escrow Property with respect to its unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights, superior to the interests of any other persons or entities and is hereby granted the right to set off and deduct any unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights from the Escrow Property.

3.5                                 Disagreements.  If any conflict, disagreement or dispute arises between, among, or involving any of the parties hereto concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, or the Escrow Agent is in doubt as to the action to be taken hereunder, the Escrow Agent is authorized to retain the Escrow Property until the Escrow Agent (i) receives a final order of a court of competent jurisdiction or a final arbitration decision directing delivery of the Escrow Property, (ii) receives a written agreement executed by each of the parties involved in such disagreement or dispute directing delivery of the Escrow Property, in which event the Escrow Agent shall be authorized to disburse the Escrow Property in accordance with

6

such final court order, arbitration decision, or agreement, or (iii) files an interpleader action in any court of competent jurisdiction, and upon the filing thereof, the Escrow Agent shall be relieved of all liability as to the Escrow Property and shall be entitled to recover reasonable attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action.  The Escrow Agent shall be entitled to act on any such agreement, court order, or arbitration decision without further question, inquiry, or consent.

3.6                                 Merger or Consolidation.  Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

3.7                                 Attachment of Escrow Property; Compliance with Legal Orders.  In the event that any Escrow Property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Property, the Escrow Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction.  In the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

3.8                                 Force Majeure.  The Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligation under this Escrow Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that the Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

7

4.                                       Miscellaneous.

4.1                                 Successors and Assigns.  This Escrow Agreement shall be binding on and inure to the benefit of the Parties and the Escrow Agent and their respective successors and permitted assigns.  No other persons shall have any rights under this Escrow Agreement.  No assignment of the interest of any of the Parties shall be binding unless and until written notice of such assignment shall be delivered to the other Party and the Escrow Agent and shall require the prior written consent of the other Party and the Escrow Agent (such consent not to be unreasonably withheld); provided that no such consent will be required for a successor Representative in accordance with the terms and conditions of the Merger Agreement.

4.2                                 Escheat.  The Parties are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state.  The Escrow Agent shall have no liability to the Parties, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Property escheat by operation of law.

4.3                                 Notices.  All notices, requests, demands, and other communications required under this Escrow Agreement shall be in writing, in English, and shall be deemed to have been duly given if delivered (i) personally, (ii) by facsimile transmission with written confirmation of receipt, (iii) by overnight delivery with a reputable national overnight delivery service, or (iv) by mail or by certified mail, return receipt requested, and postage prepaid.  If any notice is mailed, it shall be deemed given five business days after the date such notice is deposited in the United States mail.  Any notice given shall be deemed given upon the actual date of such delivery.  If notice is given to a party, it shall be given at the address for such party set forth below.  It shall be the responsibility of the Parties to notify the Escrow Agent and the other Party in writing of any name or address changes.  In the case of communications delivered to the Escrow Agent, such communications shall be deemed to have been given on the date received by the Escrow Agent.

If to the Parent:

Lawson Software Americas, Inc.

380 St. Peter Street

St. Paul, MN  55102

Attention:  General Counsel

Facsimile:  (651) 767-5827

8

with a copy (which shall not constitute notice) to:

Gray, Plant, Mooty, Mooty & Bennett, P.A.

500 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

Attention: Mark D. Williamson

Facsimile: (612) 632-4379

If to the Representatives:

Karl Matthies

300 Tamal Plaza, Suite 280

Corte Madera, CA  94925

Telephone:               (415) 927-5770

Facsimile:                        (415) 927-5772

Joe Ueberroth

201 Shipyard Way, Suite D

Newport Beach, CA  92663

Telephone:               (949) 723-7788

Facsimile:                        (949) 723-7786

with a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP

The Orrick Building

405 Howard Street

San Francisco, CA 94105

Attention: John Cook

Facsimile: (415) 773-5759

If to the Escrow Agent:

Wells Fargo Bank, National Association

625 Marquette Avenue, 11th Fl. MAC N9311-115

Minneapolis, MN 55479

Attention: Aaron R. Soper, Corporate, Municipal and Escrow Solutions

Telephone: (612) 667-5628

Facsimile: (612) 667-2149

4.4                                 Governing Law.  This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

4.5                                 Entire Agreement.  This Escrow Agreement sets forth the entire agreement and understanding of the parties related to the Escrow Property.

9

4.6                                 Amendment.  This Escrow Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed by the Parties and the Escrow Agent.

4.7                                 Waivers.  The failure of any party to this Escrow Agreement at any time or times to require performance of any provision under this Escrow Agreement shall in no manner affect the right at a later time to enforce the same performance.  A waiver by any party to this Escrow Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation, or warranty contained in this Escrow Agreement.

4.8                                 Headings.  Section headings of this Escrow Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Escrow Agreement.

4.9                                 Counterparts.  This Escrow Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

[The remainder of this page left intentionally blank.]

10

The Parties have executed this Escrow Agreement as of the date first written above.

PARENT:

Lawson Software Americas, Inc.

By:
Name:
Title:

REPRESENTATIVE:

By:
Name: Karl Matthies

By:
Name: Joe Ueberroth

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Escrow Agent

By:
Name:
Title:

EXHIBIT A

Agency and Custody Account Direction

For Cash Balances

Wells Fargo Money Market Deposit Accounts

Direction to use the following Wells Fargo Money Market Deposit Accounts for Cash Balances for the escrow account or accounts (the “Account”) established under the Escrow Agreement to which this Exhibit A is attached.

You are hereby directed to deposit, as indicated below, or as I shall direct further in writing from time to time, all cash in the Account in the following money market deposit account of Wells Fargo Bank, National Association:

Wells Fargo Money Market Deposit Account (IMMA)

I understand that amounts on deposit in the IMMA are insured, subject to the applicable rules and regulations of the Federal Deposit Insurance Corporation (FDIC), in the basic FDIC insurance amount of $250,000 per depositor, per insured bank. This includes principal and accrued interest up to a total of $250,000.

I acknowledge that I have full power to direct investments of the Account.

I understand that I may change this direction at any time and that it shall continue in effect until revoked or modified by me by written notice to you.

LAWSON SOFTWARE AMERICAS, INC.

Dated: December , 2010
By:
Its:

REPRESENTATIVE

Dated: December , 2010
Karl Matthies

Dated: December , 2010
Joe Ueberroth

EXHIBIT B-1

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of the Parent and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B-1 is attached, on behalf of the Parent.

Name / Title	Specimen Signature

Stefan Schulz,	Signature
Senior Vice President and
Chief Financial Officer

Bruce McPheeters,	Signature
Senior Vice President, Secretary and
General Counsel

EXHIBIT B-2

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signature shown below is the specimen signature of each individual who has been designated as the authorized representative of the stockholders of the Company and is authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B-2 is attached, on behalf of the stockholders of the Company

Name / Title	Specimen Signature

Name	Signature

Title

Name	Signature

Title

EXHIBIT C

FEES OF ESCROW AGENT

Escrow Agent Acceptance Fee	$2,000

The Acceptance Fee includes review of all related documents and accepting the appointment of Escrow Agent on behalf of Wells Fargo Bank, National Association.  The fee also includes setting up the required account(s) and accounting records, document filing, and coordinating the receipt of funds/assets for deposit to the Escrow Account.  The Acceptance Fee is due at the time of closing and covers the life of the Escrow.

Wells Fargo’s bid is based on the following assumptions:

•                  Number of accounts to be established (1) One

•                  Term: Anticipated 12 months

•                  Investment in Wells Fargo Money Market Deposit Accts

Out of Pocket Expenses:	At Cost

This fee schedule is based upon the assumptions listed above which pertain to the responsibilities and risks involved in Wells Fargo undertaking the role as Escrow Agent.  The assumptions are based on information provided to us as of the date of this fee proposal.  Our fee proposal is subject to review and acceptance of the final documents.  Should any of the assumptions, duties or responsibilities change, we reserve the right to affirm, modify or rescind our fee schedule.

Submitted on: December 1, 2010

Annex I

JOINT NOTICE

Wells Fargo Bank, National Association

625 Marquette Avenue, 11th Fl. MAC 9311-115

Minneapolis, MN 55479

Attention: Aaron R. Soper

Ladies and Gentlemen:

The undersigned, pursuant to Section 1.3 of the Cash True-Up Escrow Agreement, dated as of December 31, 2010, by and among Lawson Software Americas, Inc., a Delaware corporation (the “Parent”), [Representative], in its capacity as Stockholder Representative under the Merger Agreement (the “Representative”) and Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”) (the “Escrow Agreement”) (terms defined in the Escrow Agreement have the same meanings when used herein), hereby jointly:

(a)           certify that $                  of the Escrow Property, plus Interest accrued thereon, is owed to [              ]; and

(b)           instruct you to promptly pay to [               ] from the Escrow Property $                [insert amount pursuant to paragraph (a)] as soon as practicable following your receipt of this notice and, in any event, no later than five (5) business days following the date hereof.

Dated:               , 20    .

Lawson Software Americas, Inc.

By:
Name:
Title:

, as Representative

By:
Name:
Title:

EXHIBIT D

STATE OF DELAWARE

CERTIFICATE OF MERGER

OF

DOMESTIC CORPORATION

INTO

DOMESTIC CORPORATION

Pursuant to Title 8, Section 251 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST:  The name of the surviving corporation before the merger is Enwisen, Inc., a Delaware corporation, and the name of the corporation being merged into the surviving corporation before the merger is Lawson HCM, Inc., a Delaware corporation.

SECOND:  The Agreement and Plan of Merger dated December      , 2010 (the “Merger Agreement”), has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Title 8, Section 251 of the Delaware General Corporation Law.

THIRD:  The name of the surviving corporation is Enwisen, Inc., changing its name to Lawson HCM, Inc.

FOURTH:  That certain amendments to the certificate of incorporation of the surviving corporation are desired to be effected by the merger and, as such, the amended and restated certificate of incorporation of the surviving corporation is attached hereto as Attachment A.

FIFTH:  The executed Merger Agreement is on file at 380 St. Peter Street, St. Paul, Minnesota 55102, a place of business of the surviving corporation.

SIXTH:  A copy of the Merger Agreement will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the      day of December, 2010.

By:
Walter Smith
Title: Chief Executive Officer

ATTACHMENT A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LAWSON HCM, INC.

ARTICLE 1

Name

The name of this corporation is Lawson HCM, Inc.

ARTICLE 2

Registered Office and Agent

The address of the corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE 3

Purpose

The purpose of the corporation is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE 4

Authorized Capital

The total number of shares which the corporation shall have authority to issue is 1,000 shares of common stock, $0.00001 par value.

ARTICLE 5

Amendment of Bylaws

The Board of Directors of the corporation is expressly authorized to make, alter or repeal bylaws of the corporation, but the stockholders may make additional bylaws and may alter or repeal any bylaw whether adopted by them or otherwise.

ARTICLE 6

Election of Directors

Election of directors need not be by written ballot except and to the extent provided in the bylaws of the corporation.

ARTICLE 7

Indemnification of Directors and Officers

The corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the corporation or any predecessor of the corporation or serves or served any other enterprise as a director, officer or employee at the request of the corporation or any predecessor of the corporation.

ARTICLE 8

Elimination of Monetary Liability

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same now exists or may hereafter be amended in a manner more favorable to directors, a director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

EXHIBIT E - LETTER OF TRANSMITTAL

To be used with respect to receiving Merger Consideration for

Certificate(s) Formerly Representing Shares of

Common Stock, Series A Preferred Stock or Series A-1 Preferred Stock of, or Document(s) Representing Converted Option(s) or Converted Warrant(s) to purchase Shares of Common Stock of

ENWISEN, INC. in connection with the merger of
LAWSON HCM, INC., a wholly owned subsidiary of LAWSON SOFTWARE AMERICAS, INC.,

WITH AND INTO ENWISEN, INC.

This Letter of Transmittal is being delivered to you in connection with the merger (the “Merger”) of Lawson HCM, Inc., a Delaware corporation (“Sub”), a wholly owned subsidiary of Lawson Software Americas, Inc., a Delaware corporation (“Parent”), with and into Enwisen, Inc., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of December     , 2010 among Parent, Sub, the Company and Karl Matthies and Joe Ueberroth each solely in his capacity as a Stockholder Representative (the “Merger Agreement”).  A copy of the Merger Agreement is enclosed herewith for your reference.  Capitalized terms used but not defined in this Letter of Transmittal have the meanings ascribed to them in the Merger Agreement.

Please submit original warrants and stock certificates for any “Warrant”  or “Share Amount” listed under Box F below.  You do not need to submit original Option Agreements for payment of any Company Options.  Please read instructions on page [   ] below.

BOX A — Signature of Registered Shareholders	BOX B — Stock Certificate(s) Enclosed

(Must be signed by all registered shareholders; include legal capacity if signing on behalf of an entity)	Certificate Number(s) (Attach additional signed list, if necessary)	Number of Shares Represented by Each Certificate

Signature

Signature

Telephone Number	Total Shares Surrendered:

☐ Lost Certificates. I have lost my certificate(s) for                   shares and require assistance in replacing the shares.

BOX C — New Registration Instructions	BOX D — One Time Delivery Instructions

To be completed ONLY if the check is to be issued in the name(s) of someone other than the registered holder(s) in Box E. ISSUE TO:	To be completed ONLY if the check is to delivered to an address other than that listed in Box E. MAIL TO:

Name	Name

Street Address	Street Address

City, State and Zip Code	City, State and Zip Code

BOX E — Name and Address of Registered Holder(s)	BOX F — Medallion Guarantee

Please make any address corrections below

If you have completed Box C or all registered holders are not listed on the bank account provided in Box G (if you elected a wire payment), your signature must be Medallion Guaranteed by an eligible financial institution.

☐ indicates permanent address change

Note: A notarization by a notary public is not acceptable

Total Shares:
Total Converted Options:
Total Converted Warrants:

At the time the Merger becomes effective and without any further action on the part of Parent, Sub, the Company or any holder of any Shares or any option, warrant or other right to acquire Shares, each of the following will occur, pursuant to the terms of the Merger Agreement:

1.                                       Shares.  Each Share of Company Preferred Stock and Company Common Stock will be cancelled and converted into the right to receive a portion of the Merger Consideration, as calculated in the manner and described in Section 1.7(a) of the Merger Agreement.  The “Total Shares” under Box F above represent the Shares converted into the right to receive a portion of Merger Consideration.

2.                                       Options.  In respect of each Share issuable pursuant to each outstanding option to purchase Company Common Stock, each such option will be cancelled.  Each such option with a per Share exercise price of less than the Per Share Total Amount (a “Converted Option”) will be converted into the right to receive a portion of the Merger Consideration as calculated in the manner and described in Section 1.7(d) of the Merger Agreement.  Each Converted Option is represented by the total listed under Box F as “Total Options”.

3.                                       Warrants.  In respect of each Share issuable pursuant to each outstanding warrant to purchase Company Common Stock, each such warrant will be cancelled.  Each such warrant with a per Share exercise price of less than the Per Share Total Amount (a “Converted Warrant”) will be converted into the right to receive a portion of the Merger Consideration as calculated in the manner and described in Section 1.7(e) of the Merger Agreement.  Each Converted Warrant is represented by the total listed under Box F as “Total Options”.

All holders of Shares, Converted Options and Converted Warrants wishing to receive their portion of the Merger Consideration in accordance with the Merger Agreement must deliver to the Payment Agent, via Registered/Certified Mail or Overnight Courier, a properly completed Letter of Transmittal at the following address:

Wells Fargo Shareowner Services

Attention: PASS TEAM

161 North Concord Exchange Street

South Saint Paul, Minnesota 55075

Box B (if you own Shares) of this Letter of Transmittal must be completed and all registered holders must sign in Box A above and on the Form W-9 attached with instructions as Exhibit A to this Letter of Transmittal.  Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Payment Agent.

Ladies and Gentlemen:

In connection with the Merger, and pursuant to the Merger Agreement, the abovesigned hereby submits and surrenders to you for cancellation and exchange certificate(s) representing each Share of the abovesigned’s Company Common Stock and Company Preferred Stock, and/or document(s) representing Converted Options or Converted Warrants, each listed below Box F above in exchange for his, her or its portion of the Merger Consideration.

The abovesigned has reviewed and understands the Merger Agreement, including without limitation the provisions of Article V and the abovesigned’s indemnification obligations described therein.  By signing this Letter of Transmittal and if applicable tender of certificates representing Shares or documents representing Converted Options or Converted Warrants, the abovesigned has agreed to each of the following:

(a)                                  to be bound by each of the terms and conditions of the Merger Agreement, including without limitation the abovesigned’s indemnification obligations under Article V of the Merger Agreement; and

(b)                                  the appointment of Karl Matthies and Joe Ueberroth as agent and attorney-in-fact for and on behalf of the holders of Shares, Converted Options and Converted Warrants to act as the Stockholder Representative in all respects as contemplated in the Merger Agreement, and that such authority will be binding on successors, assigns, heirs, executors, administrators and representatives (including Representatives) of the abovesigned and will survive the death or incapacity of the abovesigned.

Without limiting the foregoing, the abovesigned understands that, pursuant to the Merger Agreement, at the Effective Time and pursuant to the Merger, (i) an aggregate amount of $5,000,000 will be withheld from the holders of Shares, Converted Options, and Converted Warrants on a pro rata basis and will be deposited into escrow to secure in part the indemnification obligations of the holders of Shares, Converted Options and Converted Warrants (the “Escrow Amount”), (ii) an aggregate amount of $1,000,000 will be withheld from the holders of Shares, Converted Options and Converted Warrants on a pro rata basis and will be deposited into escrow to secure in part the obligations of the holders of Shares, Converted Options and Converted Warrants with respect to any Parent Cash True-Up Claim or Discretionary Bonus as described in Section 1.15 of the Merger Agreement, (iii) an aggregate amount of $200,000 will be withheld from the holders of Shares, Converted Options and Converted Warrants on a pro rata basis and will be deposited into escrow to pay fees and expenses of the Stockholder Representative and his agents, and (iv) if the Earn-Out Conditions are satisfied following the Effective Time and subject to certain rights of Parent under Article V of the Merger Agreement, an aggregate amount equal to $5,000,000 may become available to pay to the holders of Shares, Converted Options and Converted Warrants on a pro rata basis.  The abovesigned further agrees that any rights he, she or it may have to any portion of the Merger Consideration represented by the abovesigned’s Per Share Escrow Amount and Per Share Earn-Out Amount may not be transferred or otherwise assigned to any person, other than to the abovesigned’s ancestors, descendants or spouse or to a trust for any of their benefit.

The abovesigned hereby represents and warrants that the abovesigned, to whichever is applicable, is (i) the registered holder of the Shares represented by the enclosed certificate(s), with good title to, and full power and authority to deliver this Letter of Transmittal and to sell, assign and transfer, such Shares, free and clear of all liens, claims and encumbrances, and such Shares are not subject to any adverse claims, (ii) the holder of Converted Options, with good title to, and full power and authority to deliver this Letter of Transmittal and cancel such Converted Options, free and clear of all liens, claims and encumbrances, and such Converted Options are not subject to any adverse claims, and (iii) the holder of Converted Warrants represented by the enclosed document(s), with good title to, and full power and authority to deliver this Letter of Transmittal and to sell, assign and cancel, such Converted Warrants, free and clear of all liens, claims and encumbrances, and such Converted Warrants are not subject to any adverse claims.  The abovesigned further represents and warrants that except as otherwise set forth in this Letter of Transmittal, he, she or it holds no additional Shares, Converted Options, Converted Warrants or other equity securities or rights to purchase equity securities of the Company, of any kind or nature, other than accrued dividend shares if the abovesigned holds Company Preferred Stock.

The Merger Agreement contemplates that after the Effective Time, Wells Fargo Bank, N.A. will make the necessary payments of the Merger Consideration in accordance with Section 1.7 of the Merger Agreement and if applicable the surrender of the abovesigned’s certificates of Shares, or agreements, instruments or other documents that represent his, her or its Converted Options and Converted Warrants.

The abovesigned acknowledges that all holders of Shares, Converted Options and Converted Warrants wishing to receive his, her or its portion of the Merger Consideration must deliver to Wells Fargo Bank, N.A. a properly completed Letter of Transmittal.  The abovesigned acknowledges that in order to receive his, her or its portion of the Merger Consideration, this Letter of Transmittal must be (i) completed and signed in Box A above, (ii) accompanied by a completed Form W-9, attached as Exhibit A to this Letter of Transmittal and (iii) delivered with the abovesigned’s certificate(s) representing Shares, or document(s) representing the abovesigned’s Converted Options or Converted Warrants to Wells Fargo Bank, N.A. Additionally, if the abovesigned holds Shares, concurrently with the delivery of this Letter of Transmittal he, she or it must execute and deliver the Stockholder Written Consent set forth on Exhibit B to this Letter of Transmittal unless previously executed by the abovesigned.

IN CONSIDERATION OF HIS, HER OR ITS RECEIPT OF AND RIGHTS TO A PORTION OF THE MERGER CONSIDERATION, THE ABOVESIGNED HEREBY RELEASES AND DISCHARGES THE COMPANY, PARENT, SUB, THE STOCKHOLDER REPRESENTATIVE AND EACH OF THEIR SUBSIDIARIES OR AFFILIATES, OFFICERS, DIRECTORS, AGENTS, ATTORNEYS AND EMPLOYEES FROM AND IN RESPECT OF ALL LOSSES (AS DEFINED IN THE MERGER AGREEMENT), WHETHER KNOWN OR UNKNOWN AND WHETHER OR NOT ASSERTED OR ACCRUED IN ANY WAY RELATING TO, BASED UPON OR ARISING OUT OF (A) THIS LETTER OF TRANSMITTAL, THE MERGER AGREEMENT, ANY CERTIFICATES, AGREEMENTS, INSTRUMENTS OR OTHER DOCUMENTS THAT REPRESENT THE ABOVESIGNED’S SHARES, CONVERTED OPTIONS OR CONVERTED WARRANTS, AS APPLICABLE, AND ALL RIGHTS OF THE ABOVESIGNED ARISING THEREUNDER OR WITH RESPECT THERETO, (B) THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND (C)

ANY EVENTS, MATTERS, CAUSES, THINGS, ACTS, OMISSIONS OR CONDUCT, OCCURRING OR EXISTING AT ANY TIME UP TO THE EFFECTIVE TIME, INCLUDING, WITHOUT LIMITATION, ANY CLAIM: (1) TO THE EFFECT THAT THE ABOVESIGNED IS OR MAY BE ENTITLED TO ANY COMPENSATION, BENEFITS OR PERQUISITES FROM THE COMPANY; OR (2) OTHERWISE ARISING (DIRECTLY OR INDIRECTLY) OUT OF OR IN ANY WAY CONNECTED WITH THE ABOVESIGNED’S EMPLOYMENT OR OTHER RELATIONSHIP WITH THE COMPANY, EXCEPT, IN EACH CASE, FOR HIS, HER OR ITS RIGHTS TO A PORTION OF THE MERGER CONSIDERATION AS DESCRIBED IN THE MERGER AGREEMENT AND HIS, HER OR ITS RIGHTS UNDER THE MERGER AGREEMENT.

In connection with the foregoing release, the abovesigned (i) represents, warrants and acknowledges that the abovesigned has been fully advised of the contents of Section 1542 of the Civil Code of the State of California; and (ii) hereby expressly waives the benefits thereof and any rights that the abovesigned may have thereunder.  Section 1542 of the Civil Code of the State of California provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the abovesigned.  All obligations of the abovesigned hereunder will be binding upon the heirs, Representatives, successors and assigns and trustees in bankruptcy or other legal representatives of the abovesigned. The surrender of the Shares, Converted Options or Converted Warrants surrendered hereby is irrevocable.  The materials included in this mailing have been provided to you in your capacity as a holder of Shares, Converted Options and Converted Warrants, as applicable, and are to be kept confidential and are not to be used for any purpose other than those stated herein.  The abovesigned will not issue any press release or make any public announcement relating to the subject matter of this Letter of Transmittal, the Merger Agreement or the Merger without the prior written approval of Parent.

Please transmit the initial portion of the Merger Consideration that the abovesigned is entitled to by check to the address provided in Box E of this Letter of Transmittal unless otherwise specified in Box D “One Time Delivery Instructions” or  by wire transfer to the bank account provided in Box G below.  Any amounts additional amounts of  merger consideration will be sent by check to the address provided in Box E unless otherwise changed by contacting the Payment Agent to notify it of the abovesigned’s new address of record.

BOX G — Optional Bank Wire Instructions

NOTE: This wire request is optional. A wire fee of $50.00 per account will be deducted from the proceeds. If you prefer not to pay this fee, do not complete the information below.  A check for the proceeds will be delivered to you at the address as it appears on the front of this Letter of transmittal. If the name on the bank account does not include all registered holders, a medallion guarantee is required in Box F. If you complete Box G and any of the information is incomplete, illegible or otherwise deficient, you will receive a check for your proceeds. In connection to the above referenced merger, please wire the entitled funds as follows:

ABA Routing Number

Bank Name

Bank Address

Name on Bank Account

Account Number (DDA)

SWIFT / IBAN (if applicable)

For Further Credit Acct #

For Further Credit Acct Name

By completion of Box G, the registered stockholder, warrantholder or optionholder hereby agrees that the above wire instructions are true and correct and by endorsing this Letter of Transmittal the person authorized to act on behalf of this account is directing Wells Fargo as payment agent to make payment of the merger consideration represented by this Letter of Transmittal to the bank account listed above.

General Instructions

Please read this information carefully.

•                  BOX A-Signatures: All registered holders must sign as indicated in Box A. If you are signing on behalf of a registered shareholder or entity your signature must include your legal capacity and enclose evidence satisfactory to Wells Fargo Bank, N.A. and Parent, of your authority to sign on behalf of the registered holder.  All signatures must correspond with the name written on the face of the certificate(s) representing the Shares or document(s) representing Converted Options or Converted Warrants.  If the certificate(s) of Shares surrendered is (are) held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.  If any surrendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of such certificates.

YOUR GUARANTOR (BANK/BROKER) WILL REQUIRE PROOF OF YOUR AUTHORITY TO ACT. CONSULT YOUR GUARANTOR FOR THEIR SPECIFIC REQUIREMENTS. YOU OR YOUR GUARANTOR MAY ACCESS THE SECURITIES TRANSFER ASSOCIATION (STA) RECOMMENDED REQUIREMENTS ON-LINE AT www.stai.org.

•                  BOX B-Certificate Detail: List all certificate numbers and shares submitted in Box B. Any book-entry shares held by you will be automatically exchanged upon receipt of this properly completed Letter of Transmittal. If your certificate(s) are lost, please check the appropriate box below Box A, complete the Letter of Transmittal and return the Letter of Transmittal to Wells Fargo Shareowner Services. You will be contacted if a fee and/or additional documents are required to replace lost certificates.

•                  BOX C-New Registration: Provide the new registration instructions (name and address) in Box C. Complete Box G to certify tax identification number for new registration of U.S. citizen, resident or entity.  Signature must be that of the new registration indicated.  See notice to non-resident aliens above.  All changes in registration require a Medallion Signature Guarantee. Joint registrations must include the form of tenancy. Custodial registrations must include the name of the Custodian (only one). Trust account registrations must include the names of all current acting trustees and the date of the trust agreement. If this transaction results in proceeds at or above $14,000,000.00 in value please contact Wells Fargo Shareowner Services at the number listed below.

•                  BOX D-One Time Delivery: Any address shown in Box D will be treated as a one-time only mailing instruction.

•                  BOX E-Current Name and Address of Registered holder: If your permanent address should be changed on Wells Fargo Shareowner Services records, please make the necessary changes in Box E.

•                  BOX F-Signature Guarantee: Box F (Medallion Guarantee) only needs to be completed if the name on the check or bank account names are or will be different from the current registration shown in Box E. This guarantee is a form of signature verification which can be obtained through an eligible financial institution such as a commercial bank, trust company, securities broker/dealer, credit union or savings institution participating in a Medallion program approved by the Securities Transfer Association.

•                  BOX G — Wire Instructions: To elect a bank wire transfer please complete Box G in its entirety. A medallion guarantee is required in Box F if all registered shareholders are not listed on the bank account provided in Box G.  Please contact your bank for questions regarding the appropriate bank routing number and account number to be used.

•                  Deficient Presentments: If you request a registration change that is not in proper form, the required documentation will be requested from you. Parent and Wells Fargo Bank, N.A. are not under any duty to give any holder of Shares, Converted Options or Converted Warrants notice of defects in any Letter of Transmittal.  Parent and Wells Fargo Bank, N.A. will not incur any Liability for failure to give such notification, and Wells Fargo Bank, N.A. has the absolute right to reject any and all Letters of Transmittal not properly completed or to waive any defects or irregularities in any Letter of Transmittal.

•                  Transfer Taxes: In the event that any transfer or other Taxes become payable by reason of the issuance of any portion of the Merger Consideration in any name other than that of the record holder of any certificate of Shares, such transferee or assignee must pay an amount equal to such Tax Liability to Parent or must establish to the satisfaction of Parent that such Tax has been paid.

•                  Returning Certificates: Return this Letter of Transmittal with the certificate(s) to be exchanged only to Wells Fargo Shareowner Services at the address below. The method of delivery is at your option and your risk, but it is recommended that documents be delivered via a registered method, insured for 2% of the value of your shares.

By Mail to:	By Overnight Courier or Hand-Delivery to:
Wells Fargo Shareowner Services	Wells Fargo Shareowner Services
Attention: P.A.S.S. Team	Attention: P.A.S.S. Team
P.O. Box 64854	161 North Concord Exchange
St. Paul, MN 55164-0854	South St. Paul, MN 55075

For additional information please contact our Private Acquisition Team at 1-866-927-3919

IMPORTANT TAX INFORMATION

Under federal income tax law, each registered holder of Shares, Converted Options, or Converted Warrants, who tenders this Letter of Transmittal and if applicable such documents or shares in exchange for a portion of the Merger Consideration pursuant to the Merger may be subject to backup withholding for all reportable payments made to the holder pursuant to the Merger.  To prevent backup withholding on such payments, the holder is required to notify Wells Fargo Bank, N.A. of his or her correct TIN by completing the enclosed Form W-9, certifying that the TIN provided on Form W-9 is correct and that (1) the holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of the failure to report all interest or dividends, or (2) after being so notified, the IRS has notified the holder that he, she or it is no longer subject to backup withholding.  Failure to provide the correct information on the Form W-9 may subject the holder to various penalties, including a penalty imposed by the IRS for each such failure (unless such failure is due to reasonable cause and not to willful neglect) and reportable payments that are made to such holder pursuant to the Merger may be subject to federal income tax backup withholding.

Each holder of Shares, Converted Options, or Converted Warrants is required to give Wells Fargo Bank, N.A. the TIN of the record holder of the Shares, or holders of Converted Options or Converted Warrants.

Certain holders (including, among others, all corporations) are not subject to these backup withholding requirements.  To avoid possible erroneous backup withholding, a stockholder, optionholder or warrantholder who is exempt from backup withholding should complete the Form W-9 by checking the box next to “Exempt Payee,” providing his or her correct TIN, and signing and dating the form.  If you are not a U.S. person, you should provide the appropriate Form W-8 to avoid backup withholding.

If backup withholding applies, Wells Fargo Bank, N.A. is required to withhold a portion of all reportable payments made to the holder at the maximum domestic rate. Backup withholding is not an additional tax.  Rather, any amount of tax withheld will be credited against the tax liability of the person subject to the withholding.  If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

For information as to the federal, state, local and foreign tax consequences of the receipt of any portion of the Merger Consideration, as well as regarding their eligibility to claim an exemption from backup withholding, holders of Shares, Converted Options or Converted Warrants should consult their own Tax advisors.  Backup withholding is separate from employment Tax withholding on compensation paid to employees.  There will be withholding of applicable employment Taxes (income Tax withholding, Social Security and Medicaid) to the extent any payment pursuant to this letter of transmittal constitutes compensation to an employee of the Company. For example, payments of the Merger Consideration on Converted Options to employees or former employees will be treated as compensation to such employees and the applicable withholdings will be withheld from such persons’ payments of Merger Consideration pursuant to this Letter of Transmittal.

To ensure compliance with requirements imposed by the IRS, we inform you that any tax advice contained in this Letter of Transmittal is not intended or written to be used by any taxpayer, and cannot be used by any taxpayer, for the purpose of avoiding tax-

related penalties that otherwise may be imposed under the Internal Revenue Code on the taxpayer. Such advice was written to support the promotion or marketing of the transactions or matters addressed herein.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

EXHIBIT A

FORM W-9 AND INSTRUCTIONS

See attached

EXHIBIT B

STOCKHOLDER WRITTEN CONSENT

See attached

EXHIBIT F

PAYMENT AGENT AGREEMENT

This Payment Agent Agreement dated as of December       , 2010 (this “Agreement”) is by and among Lawson Software Americas, Inc., a Delaware corporation (the “Parent”), Karl Matthies and Joe Ueberroth, each in his capacity as a Stockholder Representative under the Merger Agreement referenced below (the “Representative”), and Wells Fargo Bank, National Association, a national banking association, as payment agent (the “Payment Agent”).

RECITALS

A.                                    The Parent, Lawson HCM, Inc., a Delaware corporation (“Merger Sub”), Enwisen, Inc., a Delaware corporation (the “Company”), and the Representative have entered into an Agreement and Plan of Merger, dated as of December        , 2010 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company and the Company will become a wholly-owned subsidiary of the Parent (the “Merger”).

B.                                    By virtue of the Merger, at the Effective Time (as such term is defined in the Merger Agreement) of the Merger, among other things, the capital stock of the Company and its outstanding options and warrants (other than any shares of capital stock of the Company with respect to which “dissenters’ rights” have been properly exercised) have been cancelled and converted into the right of the Company stockholders, optionholders and warrantholders to receive cash in the manner set forth in the Merger Agreement (the “Merger Consideration”).

C.                                    Pursuant to the Merger Agreement, the Parent is required to pay the Merger Consideration to the Company stockholders, optionholders and warrantholders in accordance with the terms and conditions set forth therein.

D.                                    The Parent desires that the Payment Agent act as its special agent for the purpose of distributing cash to entitled parties in accordance with the foregoing.

E.                                     The contents of this Agreement shall be treated as Confidential Data as defined herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.                                      The Merger.

1.1                               Securityholder Information.  The Representative will deliver or cause to be delivered to the Payment Agent a complete and correct list of the stockholders, optionholders and warrantholders of the Company (“Securityholders”) as of the

Effective Time identifying each Securityholder by name, address, the number of shares owned (or shares issuable under the options or warrants held by such Securityholder), in the case of optionholders whether or not each optionholder is an employee or non-employee optionholder, and including any share ownership information necessary for the Payment Agent to perform its duties pursuant to this Agreement.  Such share ownership information shall include, but shall not be limited to, subsequent distribution allocations (expressed in percentages) if applicable, certificate numbers, the number of whole shares represented by each certificate, the date of issuance for each certificate, book-entry share amounts and book-entry share issuance dates, plan share balances, if applicable, whether any stop transfer instructions or adverse claims are outstanding against such shares of capital stock, options or warrants, the gross payment and net payment amounts for all optionholders subject to W-2 reporting requirements, and the payment amount for each Securityholder expressed in dollar amounts set forth on the closing date payment schedule substantially in the form attached hereto as Schedule A.

1.2                               Merger Agreement.  The Parent and the Representative acknowledge that the Payment Agent is not a party to the Merger Agreement and as such is assumed to be wholly unfamiliar with, and not bound by, the terms contained therein. The Parent and the Representative, however, shall provide the Payment Agent with:

(a)                                 a copy of the Merger Agreement; and

(b)                                 resolutions of the Board of Directors of the Company and the Parent approving the Merger and the disbursement of cash in connection therewith.

1.3                               Dissenters.  The Parent will deliver or cause to be delivered to the Payment Agent a complete and correct list of dissenters (“Dissenters”) along with instructions as to the disposition of such Dissenters’ shares of capital stock of the Company should they be presented to the Payment Agent for exchange. If there are no Dissenters, the Parent will deliver or cause to be delivered to the Payment Agent written confirmation that there are none.

1.4                               Notification of Dissenters.  The Parent will notify the Dissenters of the effectiveness of the Merger.  At the request of the Parent, the Payment Agent will supply copies of the Letter of Transmittal and return envelopes to be enclosed in any mailings made by the Parent to Dissenters.

1.5                               Notification to the Payment Agent Regarding Dissenters.  If the Parent takes in Dissenters’ shares and in turn pays cash directly to the Dissenter(s) for those shares, the Parent will promptly deliver the shares with an explanatory instruction letter to the Payment Agent, instructing that the shares are to be cancelled, and further clarifying whether the Parent or the Payment Agent will be responsible for any tax reporting for the disbursement of funds to Dissenters.

1.6                               Excluded Shares.  At or before the Effective Time, the Representative shall provide or cause to be provided to the Payment Agent a list of all shares that are excluded from payment entitlement in accordance with the Merger Agreement (“Excluded Shares”).  Such list will include whether the shares are in certificate form or in book-entry form and if in book-entry form will provide the locations of such shares, and such list shall be delivered to the Payment Agent along with the certificated shares (if any).

1.7                               Payment Fund.  At or before the Effective Time, the Parent shall deposit with the Payment Agent, in trust for the benefit of Securityholders, cash in immediately available funds (such cash being hereinafter referred to as the “Payment Fund”) sufficient to pay the Merger Consideration payable at the Effective Time in respect of each share of capital stock of the Company issued and outstanding and each share of capital stock issuable under the options and warrants of the Company outstanding immediately prior to the Effective Time, less (a) the Escrow Amount, (b) the Cash True-Up Escrow Amount, (c) the Expense Escrow Amount, and (d) Excluded Shares and Dissenters’ shares (if any).  The Payment Fund shall not be used for any other purpose except for additional deposits pursuant to the three escrow agreements described in Sections 1.8, 1.9 and 1.10 of this Agreement and deposit of Deferred Merger Consideration. Additional deposits to the Payment Fund pursuant to such escrow agreements (“Escrow Deposits”) and any Deferred Merger Consideration shall be disbursed based on the percent allocation expressed within Schedule A and as directed in writing by the Representative.

1.8                               Escrow Fund.  At or before the Effective Time, the Parent shall deposit $5,000,000 (the “Escrow Amount”) into a separate escrow account (the “Escrow Fund”) to be governed by the terms of the Escrow Agreement entered into by the Parent, the Representative and Wells Fargo Bank, National Association, as escrow agent.

1.9                               Cash True-Up Fund.  At or before the Effective Time, the Parent shall deposit $1,000,000  (the “Cash True-Up Amount”) into a separate escrow account (the “Cash True-Up Fund”) to be governed by the terms of the Cash True-Up Escrow Agreement entered into by the Parent, the Representative and Wells Fargo Bank, National Association, as the cash true-up escrow agent.

1.10                        Stockholder Representative Fund.  At or before the Effective Time, the Parent shall deposit $200,000 (the “Expense Escrow Amount”) into a separate escrow account (the “Expense Escrow Fund”) to be governed by the terms of the Expense Escrow Agreement entered into by the Representative and the Expense Escrow Agent.  The Expense Escrow Fund is controlled by the Representative and the Payment Agent is entitled to rely upon, and act in accordance with, any certificate, notice, consent or instrument signed by the Representative.

1.11                        Deferred Merger Consideration.  In accordance with the terms and conditions of the Merger Agreement, the Parent may make additional payments of Merger

Consideration to the Payment Agent in trust for the benefit of the Securityholders at one or more times following the Closing (“Deferred Merger Consideration”).  Deferred Merger Consideration will include, if any, any positive adjustment to the Merger Consideration described in Section 1.14 of the Merger Agreement, any positive adjustment to the Merger Consideration based on cash of the Company described in Section 1.15 of the Merger Agreement and any earnout consideration to which the Securityholders may be entitled.

2.                                      The Payment Agent covenants and agrees that:

2.1                               Letter of Transmittal Mailing.  As soon as practicable after the Effective Time of the Merger, the Payment Agent shall send a Letter of Transmittal, in substantially the form attached as Exhibit A, which contains the option to have funds remitted via bank wire transfer (“Optional Wire Instructions”) by election of each record holder (a “Record Holder”) of a Company warrant, a Company option, or an outstanding certificate or certificates or book-entry shares which immediately prior to the Effective Time evidenced capital stock of the Company which shall have been converted into the right to be exchanged for a cash payment pursuant to the provisions of the Merger Agreement, and a return envelope addressed to the Payment Agent, to each Record Holder.  Such Letter of Transmittal will advise such Record Holder of the terms of such conversion and the procedure for surrendering to the Payment Agent such warrant, option, certificate or certificates and/or book-entry shares in exchange for cash.

2.2                               Request for Information by Securityholders.  The Payment Agent will promptly respond to any telephone, email or mail requests for information relating to the surrender of warrants, options, stock certificates and/or book-entry shares and the payment of cash therefor.

2.3                               Proper Form.  The Payment Agent will examine the Letters of Transmittal and warrants, options, certificates and/or book-entry positions for shares of capital stock of the Company delivered or mailed to the Payment Agent by Securityholders to ascertain that (i) the Letters of Transmittal are properly completed and duly executed in accordance with the instructions set forth therein, (ii) no stop transfer instructions are outstanding against such warrants, options, certificates or book-entry positions (which determination shall be based solely on the information provided to the Payment Agent under Section 1.1 above), (iii) the certificates or shares held in book-entry form have been duly endorsed or assigned for transfer or have been delivered to the Payment Agent, where required, and are otherwise in proper form for surrender, (iv) any other documents contemplated by a Letter of Transmittal are properly completed and duly executed in accordance with the Letter of Transmittal, (v) such shares of capital stock of the Company do not constitute Dissenters’ shares or Excluded Shares, and (vi) no payment pursuant to the Merger Agreement was previously made with respect to such shares of capital stock, warrants or options of the Company.  In cases where the Letter of Transmittal has been improperly completed or executed or where the shares, warrants or options presented are not in proper form for transfer, or if some other irregularity exists in connection with their surrender, including any irregularity relating to stop transfer instructions, the Payment Agent will consult with the Parent and the Representative on taking such actions as are necessary to cause such irregularity to be corrected.  In this regard, the Payment Agent is authorized to waive an irregularity in connection with the surrender of shares of capital stock, warrants or options of the Company after review of the irregularity with the Parent and the Representative and after approval in writing of any of the officers or agents of the Parent and the Representative listed in Section 4.4 herein, provided that the Payment Agent agrees that waiving such irregularity shall not cause the Payment Agent to be subjected to any potential liability related thereto.

2.4                               Submission of Stock Certificates and/or Shares Held in Book-entry and Payment of Exchange Price.

(a)                                 The Parent hereby directs the Payment Agent, consistent with this Agreement and the Letter of Transmittal and Schedule A, to promptly mail by first class mail to each Securityholder who has surrendered exchangeable shares of capital stock, warrants or options of the Company or at the request of such Securityholder make available for pick-up upon reasonable advance notice to allow for processing time, a check drawn, or remit a bank wire transfer (if applicable) in an amount set forth on Schedule A directly across from such Securityholder’s registration.  Wire transfer instructions will be provided for each Securityholder electing a bank wire transfer.  The Parent hereby directs the Payment Agent to make payment by wire transfer in accordance with the Securityholder’s completion of the Optional Wire Instructions without any further documentation, authentication or verification from the Securityholder or other party.  Such check shall be made payable to the holder of record of the shares of capital stock, warrants or options of the Company represented by such certificates, warrants, options or book-entry shares or to the person whose name has been specified in the Letter of Transmittal received by the Payment Agent with respect to payment of initial Merger Consideration for such shares, warrants or options.

(b)                                 Any Escrow Deposits or Deferred Merger Consideration payments will be paid to holders who have surrendered exchangeable shares of capital stock, warrants or options of the Company upon delivery of the funds from the Parent or the Escrow Fund, the Cash True-Up Fund and the Expense Escrow Fund to the Payment Agent for purpose of payment to Securityholders.  The Payment Agent will forward all such payments by first-class mail, postage prepaid.  No interest will be paid or accrued on any amount(s) for the benefit of the Securityholder.  Any Escrow Deposits or Deferred Merger Consideration payments will be made in accordance with written direction from the Representative.  If any Escrow Deposit or Deferred Merger Consideration is to be characterized as interest, the

Representative will provide a breakdown of the dollar amount of principal and the dollar amount to be characterized as interest prior to the payment by the Payment Agent to any payee under this Agreement.

2.5                               Lost, Stolen or Destroyed Certificates.  If any Securityholder shall report that his, her or its failure to surrender any certificate or certificates representing shares of capital stock of the Company registered in his, her or its name is due to the loss, theft, misplacement or destruction of such certificate or certificates, and such Securityholder would, if such lost, stolen or destroyed certificates were in his, her or its possession, be entitled to any payment from the Payment Agent under this Agreement of more than $5,000, the Payment Agent may require such Securityholder to pay a replacement fee, and to furnish a bond of indemnity in form satisfactory to the Payment Agent and the Parent before delivering to such Securityholder or his, her or its transferee the Merger Consideration to which he, she or it is entitled.  The value of the bond of indemnity shall be calculated by the Payment Agent, based on the value of lost or misplaced shares of capital stock of the Company.

2.6                               Tax Reporting.

(a)                                 Payments to Securityholders.  The Payment Agent will prepare and file on behalf of the Parent, if required in connection with payments made by the Payment Agent to former Securityholders under this Agreement, the appropriate Internal Revenue Service (“IRS”) Form 1099B unless the Parent and Representative provide a revised Schedule A providing for the amount of the payment characterized as interest.  The Payment Agent will report any amount characterized as interest on Form 1099INT or Form 1042S for foreign holders.

(b)                                 Payments to Non-Employee Holders of Options.  The Payment Agent will prepare and file on behalf of the Parent, if required in connection with payments made by the Payment Agent to former non-employee holders of options IRS Form 1099 MISC (specified as non-employee compensation). The Parent acknowledges the work preformed in lieu of options as income was performed domestically and is not considered foreign sourced income.  All Escrow Deposits or Deferred Merger Consideration will be reported in the same manner using IRS Form 1099MISC (specified as non-employee compensation).

(c)                                  Payments to Employee Optionholders.  The Parent will handle or cause to be handled any tax reporting that must be done on W-2s.  The Payment Agent will remit to the Parent (or other payroll administrator, as directed by the Parent) out of the Payment Fund the aggregate amount of all employee and employer payroll taxes related to any disbursements to an optionholder subject to W-2 reporting requirements.  The Parent or such payroll administrator will remit such funds to the appropriate taxing authority.

(d)                                 IRS Tax Identification Forms.  The Payment Agent shall be considered the payor with respect to payments made on behalf of the Parent pursuant to the terms of this Agreement (except for payments of amounts characterized as interest or any payments made to employee optionholders).  Accordingly, the Payment Agent is considered the “withholding agent” for all payments for which it is the payor of the payments as that term is defined under the regulations of the IRS.  The Payment Agent will solicit Securityholders with IRS Form W-8 (foreign) as part of the Letter of Transmittal mailing.  The Payment Agent will also either: (i) solicit Securityholders with IRS Form W-9 (domestic) as part of the Letter of Transmittal mailing; or (ii) receive from the Parent written certification that it has obtained or will obtain a certified Form W-9 from all Securityholders prior to delivery of the files with Securityholder information.  The Parent hereby agrees that it shall retain any such W-9 forms and make them available to the Payment Agent upon the Payment Agent’s request.  If such tax reporting documentation is not provided by the Securityholder or by the Parent and certified to the Payment Agent, the Payment Agent may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any payment made to the Securityholder pursuant to this Agreement.

(e)                                  Indemnification.  The Parent shall indemnify, defend and hold the Payment Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Payment Agent arising out of or in connection with the performance of the Payment Agent’s obligations under the terms of this Section 2.6 unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Payment Agent.  The indemnification provided by this Section 2.6(d) is in addition to the indemnification provided in Section 4.6 and shall survive the resignation or removal of the Payment Agent and the termination of this Agreement.

(f)                                   Reporting of Income.  There will be no Interest or other investment income earned on the Payment Fund.  Pursuant to the escrow agreements described in Sections 1.8, 1.9 and 1.10 of this Agreement, the escrow agents administering the Escrow Fund, the Cash True-Up Fund and the Expense Escrow Fund are responsible for reporting income earned in each fund; as between such escrow agents and the Payment Agent, the Payment Agent will have no duty to report any such income.

2.7                               Submission by Securityholders Not of Record but Who Have Acquired Their Shares, Warrants or Options in Due Course. Certain stock certificates, book-entry shares, warrants or options may be tendered by Securityholders who are holders in due course but are not registered holders.  Upon submission of such a certificate, book-entry shares, warrant document or option document duly endorsed or with assignments duly executed by the registered holder (or his duly appointed agent, attorney, executor, administrator, guardian or other fiduciary), together with the requisite medallion guarantee of signature (and evidence of authority if appropriate) if such certificate, book-entry share(s), warrant document or option document is accompanied by a duly completed and executed Letter of Transmittal, the Payment Agent will be entitled to treat such certificate, book-entry share(s), warrant document or option document as if surrendered by the registered holder thereof.

2.8                               Cancellation of Surrendered Stock Certificates, Book-entry Shares, Warrants and Options; Securityholders Lists.  At the time of the Payment Agent’s issuance of a check or wire transfer as described in Section 2.4 above, the Payment Agent will cancel each stock certificate, book-entry share(s), warrant or option surrendered in exchange for such check. For the term of this Agreement, the Payment Agent will maintain on a continuing basis a list of those Securityholders who have surrendered their stock certificates, book-entry shares, warrants or options, and at the request of the Parent or the Representative, the Payment Agent will inform the party making such request as to whether certain Securityholders have surrendered their shares, warrants or options.  The Payment Agent will also make available to the Parent and the Representative such other information as it may have in its possession and as they may reasonably request from time to time.

2.9                               Cancelled Stock.  Subject to applicable law and regulation, the Payment Agent shall maintain (i) in a retrievable database electronic records or (ii) in hard copy form physical records of all cancelled or destroyed stock certificates, which have been cancelled or destroyed by the Payment Agent.  The Payment Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation.  Upon written request of the Parent and at the expense of the Parent, the Payment Agent shall provide to the Parent or its designee copies of such electronic records or physical records relating to stock certificates cancelled or destroyed by the Payment Agent.

2.10                        Mailing of Second Letter of Transmittal and Unexchanged Securityholder Program.  The Payment Agent shall send a second Letter of Transmittal to all Securityholders that have failed to send in their capital stock, warrants or options of the Company for exchange at a time deemed appropriate by the Payment Agent, which will typically be not earlier than four and not later than eight months after the Effective Time of the Merger.  At the time deemed appropriate by the Payment Agent, which will typically be 10 or more months after the Effective Time of the Merger, the Payment Agent may utilize the services of an unexchanged stockholder search company (a “Search Company”) for the purpose of locating unexchanged Securityholders and assisting them in exchanging their shares, warrants or options. An additional agreement may need to be signed at that time, and the Payment Agent is hereby authorized and directed by the Parent and the Representative to enter into such an agreement. Such Search Company may charge any Securityholder it locates a fee which shall not exceed 10% of the total value of the Merger Consideration to which such Securityholder is entitled; it will not charge the Parent a fee; it may compensate the Payment Agent for processing exchanges and for other work it does to enable the Search Company to implement its search program.  If the Parent or the Representative requires the Payment Agent to work with an unexchanged stockholder search company other than the one it has selected, additional fees may apply.

3.                                      Unclaimed Property.

3.1                               Unclaimed Property Administration. Subject to applicable unclaimed property laws, the Payment Agent will initiate unclaimed property reporting services for unclaimed shares and related cash distributions, which may be deemed abandoned or otherwise subject to applicable unclaimed property law or regulation.  Such services may include preparation of unclaimed property reports, delivery of abandoned property to various states, completion of required due diligence notifications, responses to inquiries from owners, and such other services as may reasonably be necessary to comply with applicable unclaimed property laws or regulations.

3.2                               Information about Unclaimed Property.  The Parent and the Representative shall assist the Payment Agent and provide such cooperation as may reasonably be necessary in the performance of the services hereunder including delivery to the Payment Agent of any and all such unclaimed property related to the Securityholders’ transaction which may not otherwise be in the Payment Agent’s possession.

3.3                               Inquiries about Unclaimed Property.  The Payment Agent shall assist the Parent or the Representative in responding to inquiries from administrators of state unclaimed property law or regulation regarding reports filed on the Company’s behalf or in response to requests to confirm the name of a reclaiming owner. The Payment Agent shall exercise reasonable efforts to obtain release agreements from the various states offering such release agreements with respect to reports and abandoned property delivered to them and indemnification agreements from those states willing to provide them.

3.4                               Remittance of Unclaimed Property.  The Payment Agent or its duly appointed agent shall timely remit unclaimed funds to the appropriate state or jurisdiction, as provided for under applicable unclaimed property law or regulation. The Payment Agent shall provide such reports regarding unclaimed property services hereunder as the Parent or the Representative may reasonably request from time to time.

3.5                                 Lost Security Holder Search Services.  Pursuant to Securities and Exchange Commission (“SEC”) rules (See SEC Rule 240.17Ad-17, as amended), the Payment Agent is required to provide the following services regarding lost security holder accounts, which together constitute Standard Search Services:  (a) conduct a national database search between three and 12 months after a lost security holder account is identified; (b) if the first national database search is not successful in locating the holder, conduct a second search between six and 12 months later; and (c) report to the SEC in required filings, information about the age of lost security holder accounts and amounts escheated to the various states.

3.6                                 Exceptions to SEC Lost Security Holder Search Requirements.  Exceptions to the SEC search requirements include deceased security holders, security holders that are not natural persons (e.g., corporations, partnerships), and cases where the value of all amounts due to the security holder are less than $25.

4.                                       Miscellaneous.

4.1                                 Advice of Counsel.

(a)                                  Advice in Case of Defective Submission.  The Payment Agent is authorized to cooperate with and furnish information to the Parent and shall seek and follow, and may rely upon, advice of the Parent, Representative or their respective counsel with respect to any action to be taken by the Payment Agent if the Payment Agent receives any of the following:

(i)                                     any request for payment with respect to certificates or documents evidencing warrants or options claimed to be lost or stolen;

(ii)                                  any submission of stock certificates or documents evidencing warrants or options not accompanied by a duly completed and executed Letter of Transmittal;

(iii)                               any request that payment be made with respect to any shares of capital stock, warrants or options of the Company to any person other than the registered holder thereof (except as provided for in Section 2.7 above); or

(iv)                              any request by a Securityholder that the Payment Agent take any action other than that specified in this Agreement with respect to the exchange of his, her or its shares of capital stock of the Company for cash, payments to former holders of options, warrants, and other types of securities entitled to exchange or payment, or payments of Escrow Deposits or Deferred Merger Consideration.

(b)                                 Advice in Other Cases. Notwithstanding the provisions of Section 4.1(a) above, the Payment Agent may, when the Payment Agent deems it desirable and after prior consultation with the Parent or the Representative, seek advice of the Payment Agent’s own counsel in connection with the Payment Agent’s services as Payment Agent hereunder and the Payment Agent shall be entitled in to rely in good faith upon any such advice received in writing and to be compensated for the fees and expenses of such counsel as provided in Section 4.2 below.

4.2                                 Fees and Expenses.  The Parent and the Representative will each pay or cause to be paid to the Payment Agent 50% of the fees for the Payment Agent’s services hereunder as set forth in Exhibit B attached hereto, payable upon the Payment Agent’s invoice to the Parent.  All out-of-pocket costs will be reimbursed to the Payment Agent 50% by the Parent and 50% by the Representative.  Such costs may include, but are not limited to, postage, mail insurance, stationery and supplies, checks, envelopes, paper stock and fees and expenses of counsel.  Payment Agent agrees that it will endeavor to obtain competitive rates for out-of-pocket costs; however, these costs as passed on to the Parent and the Representative may include charges to cover the cost of receipt and handling of invoices.

4.3                                 Timeliness and Accuracy of Records.  The Payment Agent’s agreement to the terms and conditions of this Agreement and the fee schedule attached assumes that the records of the Company or its transfer agent are accurate, received in a timely fashion and in good order so that conversion of the records may be completed efficiently and additional balancing and/or correcting of the records shall not be required.  If the records are received late, or are inaccurate, incomplete and/or otherwise not in good order, the mailing of materials to stockholders may need to be delayed and additional fees may apply as appropriate for time spent correcting and/or balancing the records.

4.4                                 Authorized Parent Representatives.  Each of the following is authorized by the Parent to give the Payment Agent any further instructions in connection with the Payment Agent acting as Payment Agent hereunder:

Name	Title	Phone Number

Stefan Schulz	Senior Vice President	651-767-6230
and Chief Financial Officer

Bruce McPheeters	Senior Vice President,	651-767-4827
Secretary and General
Counsel

Heidi Weiler	Vice President Global	651-767-4694
Tax & Treasury

4.5                                 Reliance upon Certificates, Instructions.  The Payment Agent shall be protected in relying and acting, or refusing to act, without further investigation upon any certificate or certification, instruction, direction, statement, request, consent, agreement, or other instrument (collectively “Certificates and Instructions”) whatsoever furnished to the Payment Agent by an authorized representative of the Parent or the Representative, not only as to its due execution and validity and the effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which the Payment Agent shall in good faith believe to be genuine or to have been signed or presented by a proper person or persons.  The Payment Agent shall have no responsibility or liability for the accuracy or inaccuracy of such Certificates and Instructions.

4.6                                 Indemnification.  The Parent and the Representative will, jointly and severally, indemnify, defend, protect and hold harmless the Payment Agent from and against any and all losses, liabilities, costs, damages or expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred or made, arising out of or in connection with the performance of the Payment Agent’s obligations under the provisions of this Agreement, including but not limited to, acting, or refusing to act, in reliance upon any signature, endorsement, assignment, certificate, order, request, notice, report, record, instructions or other instrument or document believed by the Payment Agent in good faith to be valid, genuine and sufficient; provided, however, such indemnification shall not apply to any such act or omission finally adjudicated to have been directly caused by the willful misconduct or gross negligence of the Payment Agent.  The Payment Agent shall be under no obligation to institute or defend any action, suit, or legal proceeding in connection herewith or to take any other action likely to involve the Payment Agent in expense, unless first indemnified to the Payment Agent’s satisfaction.  The indemnities provided by this paragraph shall survive the resignation or discharge of the Payment Agent or the termination of this Agreement. Anything in this Agreement to the contrary notwithstanding, in no event shall the Payment Agent, the Parent or the Representative be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Payment Agent, the Parent or the Representative has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

4.7                                 Term.  The Parent, the Representative and the Payment Agent agree that, unless terminated in writing by any party with 30 days notice, this Agreement shall terminate either upon completion of the exchange of all shares of capital stock of the Company and other payments subject to this Agreement and all Escrow Deposits and Deferred Merger Consideration payments have been made or upon completion of all unclaimed property reporting and escheatment obligations arising in connection with the Merger and the duties of the Payment Agent pursuant to this Agreement.  If after twelve months any shares of capital stock, warrants or options of the Company remain unexchanged or other payments remain unpaid and moneys and/or securities on deposit hereunder are not escheatable in accordance with unclaimed property laws and regulations, then the Payment Agent may terminate this Agreement and any remaining property may be delivered to the Parent.  Thereafter, the Parent shall be responsible for compliance with unclaimed property obligations.

4.8                                 Amendments, etc.  No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by each party hereto.  Any inconsistency between this Agreement on the one hand and the Merger Agreement and the Letter of Transmittal on the other shall be resolved in favor of the Merger Agreement and the Letter of Transmittal, with the qualification that (a) the Payment Agent is not a party to the Merger Agreement and as such is not subject to its terms, as noted in Section 1.2 above, and (b) the rights and obligations of the Payment Agent shall be governed solely by the provisions of this Agreement.  In the absence of written notice from the Parent or the Representative to the effect that an inconsistency exists between the Merger Agreement or Letter of Transmittal and this Agreement, the Payment Agent shall be entitled to assume that no such inconsistency exists.

4.9                                 Notices.  All notices to be given by one party to the other under this Agreement shall be in writing and shall be sufficient if made to such party at their respective address set forth below by:

(a)                                  personal delivery (including delivery by any commercial delivery service);

(b)                                 registered or certified mail, postage prepaid, return receipt requested; or

(c)                                  facsimile transmission (“Fax”) followed by mail delivery pursuant to subsection (b).

If to the Parent:

Lawson Software Americas, Inc.

380 St. Peter Street

St. Paul, MN  55102

Attention:  General Counsel

Facsimile:  (651) 767-5827

with a copy (which shall not constitute notice) to:

Gray, Plant, Mooty, Mooty & Bennett, P.A.

500 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

Attention: Mark D. Williamson

Facsimile: (612) 632-4379

If to the Representative:

Karl Matthies

300 Tamal Plaza, Suite 280

Corte Madera, CA 94925

Facsimile: (415) 927-5772

Joseph Ueberroth

201 Shipyard Way, Suite D

Newport Beach, CA 92663

Facsimile: (949) 723-7786

with a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP

The Orrick Building

405 Howard Street

San Francisco, CA 94105

Attention: John Cook

Facsimile: (415) 773-5759

If to the Payment Agent:

Wells Fargo Bank, National Association

Wells Fargo Shareowner Services

161 N. Concord Exchange St.

South St. Paul, MN 55075

Attention: Heather C. Kelly

Telephone: (651) 453-2136

Facsimile: (651) 552-6942

These addresses may be changed by giving written notice to the other parties.

All notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, including facsimile capable of transmitting or creating a written record directly to the office of the recipient, when received by the recipient party at the address shown above, or at such other addresses as may hereafter be furnished to the parties by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of facsimile, the date noted on the confirmation of such transmission).

4.10                           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

4.11                           Law.  This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware.

4.12                           Representative Authority.  For the avoidance of doubt, any writing signed or action taken by either Karl Matthies or Joe Ueberroth shall be sufficient to constitute a writing signed or action taken by the Representative, whether or not the other has also signed such writing or taken such action.

5.                                       Confidentiality.

5.1                                 Confidential Data.  The Payment Agent, the Parent and the Representative acknowledge that during the course of this Agreement, the parties hereto may make confidential data available to each other or may otherwise obtain proprietary or confidential information regarding the Company, its stockholders or other rights owners, or the Payment Agent (collectively, hereinafter “Confidential Data”).  Confidential Data includes all information not generally known or used by others and which gives, or may give the possessor of such information an advantage over its competitors or which could cause the Parent or the Payment Agent injury, loss of reputation or loss of goodwill if disclosed.  Such information includes, but is not limited to, data or information which identifies past, current or potential customers, stockholders, business practices, financial results, research, development, systems and plans; and/or certain information and material identified by the Company or the Payment Agent as “Proprietary” or “Confidential”; and/or data the Payment Agent furnishes to the Parent from the Payment Agent’s database; and/or data received from the Company or the Parent and enhanced by the Payment Agent. Confidential Data may be written, oral, recorded, or maintained on other forms of electronic media.  Because of the sensitive nature of the information that the Parent, the Representative or the Payment Agent and its employees or agents may obtain as a result of this Agreement, the intent of the parties is that these provisions be interpreted as broadly as possible to protect Confidential Data.

5.2                                 Relief.  The Payment Agent acknowledges that all Confidential Data furnished by the Parent or the Representative is considered proprietary and strictly confidential. The Payment Agent also acknowledges that the unauthorized use or disclosure of any Confidential Data may cause irreparable harm to the Parent or the Representative.  Accordingly, the Payment Agent agrees that the Representative shall be entitled to equitable relief, including injunctive relief, in addition to all other remedies available at law for any threatened or actual breach of this agreement or any threatened or actual unauthorized use or disclosure of Confidential Data.  The Parent and the Representative agree that the provisions

15

and remedies of this section shall also apply to Confidential Data received by the Parent or the Representative relating to the Payment Agent.

5.3                                 Security Measures.  The Payment Agent will employ the same security measures to protect Confidential Data received from the Parent or the Representative that it would employ for its own comparable confidential information (but in no event less than a reasonable degree of care in handling Confidential Data). Without limiting the foregoing, the Payment Agent further agrees, subject to applicable law and regulations, that: (i) Confidential Data shall not be distributed, disclosed, or conveyed to any third party except by prior written approval of the party to whom such Confidential Data relates; (ii) no copies or reproductions shall be made of any Confidential Data, except as needed to provide the services described in this Agreement; and (iii) the Payment Agent shall not use any Confidential Data for its own benefit or for the benefit of any third party.

5.4                                 Subpoena, Summons or Legal Process. Except as prohibited by applicable law or regulation, the Payment Agent shall promptly notify the Parent and the Representative in writing of any subpoena, summons or other legal process served on the Payment Agent for the purpose of obtaining Confidential Data (i) consisting of a stockholder list, such as an identified class of stockholders, or (ii) relating to significant regulatory action or litigation that would have a material effect on the performance of the Payment Agent or corporate status of the Company or the Parent.  In such cases, the Parent and the Representative shall have a reasonable opportunity to seek appropriate protective measures; provided, however, that this subsection shall not require the Payment Agent to notify the Parent or the Representative of its receipt of any subpoena, summons or other legal process seeking Confidential Data for a single Securityholder or group of related stockholders in connection with routine tax levies or other routine third party litigation involving a Securityholder or if the Payment Agent is prohibited by law or regulation from making such disclosure.  The Parent will indemnify the Payment Agent for all reasonable expenses incurred by the Payment Agent in connection with determining the lawful release of the Confidential Data.

5.5                                 Exceptions.  The obligations set forth in Sections 5.1 through 5.4 above shall not apply to:

(a)                                  any disclosure specifically authorized in writing by the Parent, the Representative or the Payment Agent;

(b)                                 any disclosure required by applicable law or regulation, including pursuant to a court order; or

(c)                                  Confidential Data which:

(i)                                     has become public without violation of this Agreement; or

16

(ii)                                  was disclosed to the receiving party by a third party not under an obligation of confidentiality to any party; or

(iii)                               was independently developed by the disclosing party not otherwise in violation or breach of this Agreement or any other obligation of the parties to each other; or

(iv)                              was rightfully known to the receiving party prior to entering into this Agreement.

5.6                                 Obligations Beyond Termination or Assignment.  The obligations of each party set forth in Sections 5.5(a), (b) and (c) above shall survive termination or assignment of this Agreement.

5.7                                 Compliance.  The Payment Agent’s appointment and acceptance of its duties under this Agreement is contingent upon verification of all regulatory requirements applicable to the Company and the Parent, including successful completion of a final background check.  These conditions include, without limitation, requirements under the USA Patriot Act Customer Identification Program (CIP), the Bank Secrecy Act (BSA), and the U.S. Department of the Treasury Office of Foreign Assets Control (OFAC), each as may be amended from time to time.  If these conditions are not met, the Payment Agent may at its option promptly terminate this Agreement in whole or in part, and without the Payment Agent having any liability or incurring any additional costs.

[The remainder of this page is blank. Signature page follows.]

17

IN WITNESS WHEREOF, the Parent, the Representative and the Payment Agent have caused their names to be signed hereto by their duly authorized officers, all as of the date first written above.

PARENT:

LAWSON SOFTWARE AMERICAS, INC.

By:
Name:
Title:

REPRESENTATIVE:

Karl Matthies

Joe Ueberroth

PAYMENT AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

18

SCHEDULE A

STOCKHOLDERS, WARRANTHOLDERS AND OPTIONHOLDERS

See attached.

19

EXHIBIT A

LETTER OF TRANSMITTAL

See attached

20

EXHIBIT B

PAYMENT AGENT FEES

SCHEDULE OF FEES

For Services as Paying Agent for

Project Explorer

Paying Agent Fee	$13,500.00

This is a one-time fee payable upon the effective date of appointment, including all account set-up services, the review, negotiation and execution of the paying agent agreement, OFAC and USA Patriot Act due diligence, receipt of funds, coordination of records conversion, Letter of Transmittal production, mailing, collection, and processing, on-going account maintenance for subsequent distributions or additional merger consideration payments, tax reporting for initial and subsequent merger consideration payments, shareholder calls, compliance review, record retention, escheatment services for un-exchanged holders, and ongoing account management.

Wells Fargo’s bid is based on the following assumptions:

•                  Number of subsequent distributions to equity holders: Up to 3

•                  Number of equityholders:  Up to 400

•                  Use of Wells Fargo Letter of Transmittal  and Paying Agent Agreement

•                  Paying Agent appointment in conjunction with Wells Fargo Escrow Agent appointment

•                  ALL FUNDS WILL BE  RECEIVED FROM OR DISTRIBUTED TO A DOMESTIC OR AN APPROVED FOREIGN ENTITY

Out-of Pocket Expenses:	At Cost

We only charge for out-of-pocket expenses in response to specific tasks assigned by the client and not contemplated in the above Therefore, we cannot anticipate what specific out-of-pocket items will be needed or what corresponding expenses will be incurred. Possible expenses would be, but are not limited to, express mail and messenger charges, travel expenses to attend closing or other meetings.  There are no charges for indirect out-of- pocket expenses.

This fee schedule is based upon the assumptions listed above which pertain to the responsibilities and risks involved in Wells Fargo undertaking the role as Paying Agent.  These assumptions are based on information provided to us as of the date of this fee proposal.  Our fee proposal is subject to review and acceptance of the final documents. Should any of the assumptions, duties or responsibilities change, we reserve the right to affirm, modify or rescind our fee schedule.

Submitted on: December 1, 2010

21

EXHIBIT G

NON-SOLICITATION AGREEMENT

This Non-Solicitation Agreement (this “Agreement”) between Lawson Software Americas, Inc., a Delaware corporation (the “Parent”), and                          (the “Stockholder”), takes effect on December     , 2010.  The Parent and the Stockholder are each sometimes referred to in this Agreement as a “Party” and collectively as the “Parties.”

RECITALS

A.                                   The Stockholder owns shares of the issued and outstanding capital stock of Enwisen, Inc., a Delaware corporation (the “Company”).

B.                                     The Parent, the Company, Lawson HCM, Inc., a Delaware corporation and wholly-owned subsidiary of the Parent (“Merger Sub”), and each of Karl Matthies and Joe Ueberroth in their capacities as the Stockholder Representatives, have entered into an Agreement and Plan of Merger, dated as of December     , 2010, regarding the merger of Merger Sub with and into the Company (the “Merger Agreement”).

C.                                     The Parent has required the Stockholder to enter into this Agreement as a condition to the Parent’s obligation to participate in the Closing pursuant to Section 4.3 of the Merger Agreement.

D.                                    The Stockholder will receive a portion of the Merger Consideration paid by the Parent in connection with the transactions contemplated by the Merger Agreement.  Accordingly, the Stockholder will receive substantial benefits from the closing of the transactions contemplated by the Merger Agreement and desires to execute and deliver this Agreement as a condition to the closing of such transactions.

E.                                      Capitalized terms used but not defined in this Agreement will have the meanings ascribed to them in the Merger Agreement.

AGREEMENT

In consideration of the above recitals and the promises set forth in this Agreement, the Parties hereby agree as follows:

1.                                       Nonsolicitation.  For a period of one year from and after the Closing Date, neither the Stockholder nor any of his Affiliates will directly or indirectly (a) induce or attempt to induce any employee, officer, director, independent contractor, consultant, agent or other personnel of the Parent or its Subsidiaries (including the Company) to leave the employ of the Parent and its Subsidiaries (including the Company), (b) induce or attempt to induce any employee, officer, director, independent contractor, consultant, agent or other personnel of the Parent or its Subsidiaries (including the Company) to work for, render services or provide advice to or supply confidential business information or trade secrets of the Parent and its Subsidiaries (including the Company) to any person, or (c) induce or attempt to induce any customer, supplier, licensee, licensor or other person having a business relationship with the Company to cease doing business with the Parent and its Subsidiaries (including the Company).

2.                                       Non-Disparagement.  The Stockholder will not make any disparaging statements, whether oral or written, about the Parent and its Subsidiaries (including the Company) and their products, services, directors, officers, or employees.

3.                                       Severability.  If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability will have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement will be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

4.                                       Injunctive Relief.  If the Stockholder commits a breach of any of the provisions of this Agreement, then the Parent will have the right and remedy to have the provisions of this Agreement specifically enforced by way of a preliminary or permanent injunction by any court having jurisdiction, it being acknowledged and agreed by the Stockholder and the Parent that any such breach will cause irreparable injury to the Parent and that money damages will not provide an adequate remedy to the Parent. In light of these considerations, the Stockholder acknowledges and agrees that a court of competent jurisdiction should immediately enjoin any breach or threatened breach of Sections 1 and 2 of this Agreement upon the Parent’s request, and the Parent is released from the requirement of posting any bond in connection with temporary or preliminary injunctive relief.  Such right to injunctive relief will be in addition to, and not in lieu of, any other rights and remedies available to the Parent under law or in equity.

5.                                       Obligations Reasonable.  The Stockholder acknowledges and agrees that the obligations described in this Agreement are reasonable and necessary (a) to protect the Parent’s legitimate business interests, including without limitation the confidential and professional information and trade secrets of the Parent and its Subsidiaries (including the Company), and (b) in order to induce the Parent to participate in the closing of the transactions contemplated by the Merger Agreement.

6.                                       Enforcement by Affiliates.  The Parent’s rights under this Agreement may be enforced by the Parent, its Affiliates (including the Company) or any successor or assign of any of the Parent or its Affiliates.

2

7.                                       Miscellaneous.

7.1                                 Governing Law.  This Agreement will be governed by and construed and enforced in accordance with the laws of the State of California, without regard to its conflict of law rules.

7.2                                 Headings; Recitals.  The headings contained in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.  The recitals are a part of this Agreement and are hereby incorporated by reference.

7.3                                 Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the Parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof.

7.4                                 Assignment.  The Parent may assign its rights and obligations under this Agreement to any successor to all or substantially all the assets of the Parent, by merger, stock or asset transfer or otherwise.  Neither this Agreement nor any rights, interests or obligations under this Agreement may be assigned by the Stockholder.

7.5                                 Notice.  All notices, requests, demands, claims and other communications under this Agreement will be in writing.  Any notice, request, demand, claim or other communication under this Agreement will be deemed duly given two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:

If to the Stockholder:

Facsimile:

with a copy, which does not constitute notice, to:

Orrick, Herrington & Sutcliffe LLP

The Orrick Building

405 Howard Street

San Francisco, CA 94105

Attn:       John Cook

Fax:         (415) 773-5759

If to the Buyer:

Lawson Software, Inc.

3

380 Saint Peter Street

Saint Paul, MN  55102-1302

Attn:       General Counsel

Fax:         (651) 767-4940

with a copy, which does not constitute notice, to:

Gray, Plant, Mooty, Mooty & Bennett, P.A.

500 IDS Center

80 South Eighth Street

Minneapolis, MN  55402

Attn:       Mark D. Williamson, Esq.

Fax:         (612) 632-4379

Any Party may send any notice, request, demand, claim or other communication to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any Party may change the address to which notices, requests, demands, claims and other communications are to be delivered by giving the other Parties notice in the manner set forth in this Agreement.

7.6                                 Amendments and Waivers.  This Agreement may not be amended, modified, superseded or waived, except by a written instrument executed by the Parties, or, in the case of a waiver, by the Party waiving compliance.  The failure of either Party at any time or times to require performance of any provision of this Agreement will in no manner affect the right at a later time to enforce the same.  No waiver by either Party of the breach of any term or covenant contained in this Agreement whether by conduct or otherwise, in any one or more instances, will be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

7.7                                 Survival.  The respective rights and obligations of the Parties under this Agreement will survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

7.8                                 Opportunity to Evaluate.  The Stockholder acknowledges that before signing this Agreement, the Stockholder was given the opportunity to read it, evaluate it and discuss it with his advisors, attorneys and with representatives of the Parent.  The Stockholder further acknowledges that the Parent has not provided the Stockholder with any legal advice regarding this Agreement.

4

7.9                                 Counterparts and Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument, and by facsimile.

7.10                           Submission to Jurisdiction.  Each of the Parties submits to the jurisdiction of any state or federal court sitting in Saint Paul, Minnesota, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding will be heard and determined there.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.  Each Party agrees that a final judgment in any action or proceeding so brought will be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

7.11                           Costs and Expenses of Enforcement.  If a Parent Indemnified Party prevails in action to enforce the provisions of this Agreement the Stockholder agrees to pay such Parent Indemnified Party’s fees, costs and other expenses, including reasonable attorney fees, incurred in connection therewith, whether or not said fees, costs or expenses are incurred by the Parent Indemnified Parties after the expiration of this Agreement.

7.12                           Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[REMAINDER OF THIS PAGE BLANK. SIGNATURE PAGE FOLLOWS.]

5

The Parties have executed this Non-Solicitation Agreement to be made effective as of the date set forth below.

PARENT:

LAWSON SOFTWARE AMERICAS, INC.

Dated:
Name:
Title:

STOCKHOLDER:

Dated:
Name:

6

SCHEDULE 1.7(f)

1.     Promissory Note, dated August 31, 2004, by ****** for the benefit of the Company, in the original principal amount of $20,000, which is a Stockholder Loan for purposes of the Agreement.

2.     Promissory Note, dated January 31, 2006, by ****** for the benefit of the Company, in the original principal amount of $180,000, which is a Stockholder Loan for purposes of the Agreement

3.     Promissory Note, dated August 14, 2008, by ****** for the benefit of the Company, in the original principal amount of $120,000, which is a Stockholder Loan for purposes of the Agreement

Prior to the Effective Time, the Company intends to forgive the above Promissory Notes.

Schedule 1.14	Balance Sheet As of 12/7/10	Adjustments for Sample Calculation of Working Capital	Notes	Sample Calculation of Working Capital as of 12/07/10
Assets
Current Assets
Cash and Cash Equivalents	$2,799,561	$(2,799,561)	(a)	$—
Accounts Receivable, net (excluding EPEO)	5,241,792			$5,241,792
Accounts Receivable - EPEO	327,000	(327,000)	(b)	$—
Notes Receivable	315,200	(315,200)	(c)	$—
Interest Receivable	101,855	(101,855)	(c)	$—
Employee Advances	750			$750
Prepaid Expenses and Other	213,662			213,662
Total Current Assets	8,999,821			$5,456,205

Fixed Assets	2,382,910
Deferred Tax Assets	5,361,000
Total Assets	$16,743,731

Liabilities & Stockholders Equity
Current Liabilities
Accounts Payable	$238,131			$238,131
Accrued Expenses and Other	257,985			$257,985
Deferred Revenue	3,634,136	(3,634,136)	(a)	$—
Total Current Liabilities	4,130,252			$496,116

Long Term Liabilities
Deferred Tax Liabilities	—	Sample Working Capital as if the merger occurred on 12/07/10		$4,960,089
Term Debt	—
Fair Value of Interest Rate Swap	—	Working Capital Floor		$3,000,000
Total Long Term Liabilities	—

Retained Earnings and Stockholders Equity	12,613,479

Total Liabilities & Stockholders Equity	$16,743,731

NOTES:

(a)	Excluded from the definition of working capital

(b)	Excluded from calculation of working capital due to known likelihood of write-off (in disclosure schedules)

(c)	Excluded from calculation of working capital - employee related items that should be settled out of proceeds

SCHEDULE 6.1

Prior to the Effective Time, the Company may, without further consent from Parent:

1.                                       enter into and file with the Delaware Secretary of State that certain amendment to the Certificate of Incorporation approved by the Company’s Board of Directors on December 13, 2010;

2.                                       forgive the Promissory Notes described in disclosures 1, 2 and 3 of Section 2.6 to the Disclosure Schedule;

3.                                       pay accrued and unpaid dividends earned on the Company Preferred Stock through the issuance of Company Preferred Stock in accordance with the Certificate of Incorporation immediately prior to Effective Time; and

4.                                       pay to certain directors, officers and employees of the Company bonuses totaling in the aggregate between $1.2 million and $1.5 million in connection with the Merger (all of which will be paid out of Cash prior to or concurrently with the Closing).

SCHEDULE A

PDA” Content Management Toolset

First Generation Content Management  built in using Microsoft Classic ASP and Com Components, with extensive use of XML and XSLT. Uses SQL 2005 DB

PDA Benefits Templates

A defined set of Templates created in PDA for delivery of HR benefits information and related decision support.

“ERC” Portal Platform

First Generation Portal Platform build using Microsoft Classic Asp and Com Components.  Uses SQL 2005 DB.  Used for AnswerSource versions, 6, 7, and 8

Smartware 1.0 Application Framework

First Generation Application Framework for dynamic applications built using ASP, and Com Components with extensive use of XML and XSLT

BNA Content Platform

Content Management Platform for distribution of Bureau of National Affairs content.  Built using Microsoft .Net and SQL 2005.  (Platform created by First Door Acquired by Enwisen)

Total Rewards Platform

Platform for managing and displaying employee consolidated employee compensation data. Built using Microsoft .Net and SQL 2005

Medical Benefits cost Estimator

Tool for modeling medical costs based on anticipated usage and Benefit Plan features.  Built using Flash.

AnswerSource Portal Platform

Second Generation Portal Platform built around the Enwisen Pattern Processor Architecture.  Incorporates User Sessions, Search, Intuitive Interlinking, compare, Postings, Admin Tools, and other foundational portal features.   Uses Asp .Net components for server side functions and XML and XSLT for content display. SQL 2005 for backend data.  Used for AnswerSource Version 9 , 10 and future releases.

SmartWare 2.0 Application Framework

Second Generation Application framework for the AnswerSource Portal Platform.  Extends the platform with additional .Net Components for dynamic application functionality including forms, reports, and consoles, notifications and automated tasks.

AnswerTools

Second Generation Content and pattern management system that enables inheritance for XML documents and configurable patterns for both content and  Applications. Build using SmartWare 2.0 with a .Net Component Business Layer.

AnswerSource Globalization Framework

Set of features integrated with the portal and application frameworks, and supported by AnswerTools for delivery of content and functionality in multiple locations and languages around the world.

AnswerTools HR Knowledge Base

Comprehensive content structure and templates for delivery of an HR knowledgebase, built in the AnswerTools Content Management System.

Onboarding and Process Orchestration Framework.

Application for walking uses through a step-by-step tour process, and tracking and managing the process along the way. Build using the SmartWare application Framework.

Case Management

Application for tracking tickets associated with user questions from multiple sources. Build using the SmartWare application Framework.

AnswerSource Version 9

Portal Knowledge base Version 9 build on the AnswerSource Portal Framework and combining specific features with a set of XSLT UI templates, CSS style sheets and JavaScript files for creating the User interface.   Leverages XML patterns created by the PDA CMS

AnswerSource Version 10

Knowledge base Version 10 build on the AnswerSource Portal Framework and combining specific features with a set of XSLT UI templates, CSS style sheets and JavaScript files for creating the User interface. Leverages XML patterns created by the AnswerTools CMS

ENWISEN, INC.

COMPANY DISCLOSURE SCHEDULE

December 17, 2010

All exceptions noted in this Company Disclosure Schedule are numbered to correspond to the applicable sections to which such exception refers in the Agreement and Plan of Merger dated December 17, 2010 (the “Agreement”) by and among (i) Lawson Software Americas, Inc., a Delaware corporation (“Parent”), (ii) Lawson HCM, Inc., a Delaware corporation and wholly owned subsidiary of the Parent (“Sub”), (iii) Enwisen, Inc., a Delaware corporation (the “Company”), and (iv) Karl Matthies and Joe Ueberroth, each solely in his capacity as a Stockholder Representatives.  An item disclosed in any section, subpart or subdivision of this Company Disclosure Schedule shall not be deemed disclosed in any other section, subpart or subdivision of this Company Disclosure Schedule (i) unless such item is expressly cross-referenced in such other section, subpart or subdivision of the Company Disclosure Schedule or in such section, subpart or subdivision, or (ii) unless and only to the extent it is reasonably apparent that such disclosure is relevant to such other section, subpart or subdivision.  This Company Disclosure Schedule is being delivered pursuant to the Agreement, and forms a part of the Agreement.  Capitalized terms used with not otherwise defined herewith shall have the meaning set forth in the Agreement.

No reference to or disclosure of any item or other matter in the Company Disclosure Schedule shall be construed as an admission or indication that such item or other matter is material or that such item or other matter is required to be referred to or disclosed in the Company Disclosure Schedule. No disclosure in the Company Disclosure Schedule relating to any possible breach or violation of any agreement, law or regulation by the Company shall be construed as an admission or indication that any such breach or violation exists or has actually occurred.

This Company Disclosure Schedule and the information and disclosures contained in this Company Disclosure Schedule are intended only to qualify and limit the representations and warranties of the Company contained in the Agreement and shall not be deemed to expand in any way the scope or effect of any of such representations and warranties.

The bold-faced headings contained in this Company Disclosure Schedule are included for convenience only, and are not intended to limit the effect of the disclosures contained in this Company Disclosure Schedule or to expand the scope of the information required to be disclosed in this Company Disclosure Schedule.

SECTION 2.1

Organization, Qualification and Power

Entity	Jurisdiction of Qualification

Enwisen, Inc.	California

Enwisen, Inc.	Delaware

Enwisen, Inc.	Georgia (application pending)

2

SECTION 2.2

Capitalization

Stockholders of Record

Company Common Stock

NUMBER OF SHARES	LAST_NAME	FIRST_NAME
32217	******	******
4000	******
22875	******	******
1100	******	******
100	******	******
100	******	******
500	******	******
1698100	******
2500	******	******
313376	******	******
13453	******	******
21842	******
385931	******	******
154372	******	******
308745	******	******
200000	******	******
1543727	******	******
10000	******	******
99735	******	******
19152	******	******
4372	******	******
50000	******
50000	******	******
495988	******	******
15250	******	******
15250	******	******
3660	******	******
35000	******	******
91317	******	******
347338	******
152611	******	******
36466	******	******
9413	******	******
9992	******	******
218048	******	******
156376	******	******

3

NUMBER OF SHARES	LAST_NAME	FIRST_NAME
500	******	******
1029151	******	******
80	******
10980	******	******
56199	******	******
50000	******	******
30000	******	******
3135555	******
1000	******	******
154372	******
24699	******	******
1600	******	******
1600	******	******
750552	******	******
162751	******	******
375101	******	******
1200	******	******
8000	******	******
125000	******	******
45455	******	******
123497	******	******
174000	******
8	******	******
35000	******	******
15000	******	******
35000	******	******
10620	******	******
80000	******	******
15437	******	******
150000	******
495988	******	******
2000	******	******
20000	******	******
38593	******	******
41365	******	******
41365	******	******
308745	******	******
170551	******	******
80000	******	******
64000	******	******
10000	******	******
45912	******	******
10000	******	******
2002	******	******

4

NUMBER OF SHARES	LAST_NAME	FIRST_NAME
618	******	******
4000	******	******
67376	******	******
200000	******	******
2167	******	******
15437	******	******
7719	******	******
212934	******	******
2000	******	******
200	******	******
15250	******	******
50000	******	******
10291	******	******
30000	******	******
187959	******
25000	******	******
15000	******	******
385931	******	******
463118	******	******
257287	******	******
12000	******	******
100000	******	******
22875	******	******
8785	******	******
10000	******	******
20816	******	******
26246	******	******
45750	******	******
308745	******	******
144898	******	******
128100	******
850135	******	******
20000	******	******
102914	******
205830	******	******
228918	******	******
100000	******	******
34382	******	******
161040	******	******
2500	******	******
255000	******	******
51456	******	******
257287	******	******
18752	******	******

5

NUMBER OF SHARES	LAST_NAME	FIRST_NAME
45000	******	******
1743194	******	******
143299	******	******
30000	******	******
308745	******	******
162090	******	******
105496	******	******
150000	******	******
41165	******	******
100	******	******
10806	******	******
1700	******	******
3660	******	******
440000	******	******
1600000	******	******
100000	******	******
90664	******	******
10000	******	******
152611	******	******
1319887	******
51456	******	******
400	******	******
231559	******	******
514576	******	******
50000	******	******
100000	******
6600	******	******
15000	******
40000	******	******
177407	******	******
158307	******	******
8750	******	******
1000000	******	******
9150	******	******
33646	******	******
11295	******	******
35000	******	******
484181	******	******
51456	******	******
20816	******	******
430	******	******
10000	******	******
71000	******	******
170290	******	******

6

NUMBER OF SHARES	LAST_NAME	FIRST_NAME
47450	******	******
47450	******	******
47450	******	******
148100	******	******
1500	******	******
1500	******	******
1600	******	******
8	******	******
319551	******
50000	******	******
154372	******	******
771863	******	******
171464	******
116663	******	******
10000	******	******
38000	******	******
5620	******	******
4000	******	******
570000	******	******
475000	******	******
85000	******	******
4071032	******	******
21693	******	******
23750	******	******
60000	******	******
60000	******	******
60000	******	******
62500	******	******
1372455	******	******
4536171	******	******
30000	******	******
230000	******	******
29155	******	******
53151	******	******
2467723	******	******
631568	******	******
416018	******	******
4	******	******
100000	******	******
160000	******	******
160000	******	******
160000	******	******
44353	******
87365	******	******

7

NUMBER OF SHARES	LAST_NAME	FIRST_NAME
42875	******	******
945532	******
514576	******	******
100000	******	******
77186	******	******
3765	******	******
26042	******	******
800	******	******
100000	******	******
20000	******
1600	******	******
500000	******	******
10000	******	******
7320	******	******
617491	******	******
10000	******	******
10000	******	******
514576	******	******
82641	******	******
68814	******	******
22950	******	******
69550	******	******
100000	******	******
3000	******	******
154372	******
20000	******	******
5000	******	******
99735	******	******
76414	******	******
385931	******	******
187575	******	******
8000	******	******
45750	******	******
3000	******	******
126000	******
58500	******	******
10000	******	******
200000	******	******
27500	******	******
27500	******	******
133729	******	******
100000	******	******
7500	******	******
27778	******	******

8

NUMBER OF SHARES	LAST_NAME	FIRST_NAME
20000	******	******
500	******	******
250000	******	******
350000	******	******
16000	******	******
3500	******	******
40000	******	******
40000	******	******
30874	******	******
102914	******
8	******	******
3441886	******	******
951903	******	******
915	******	******
152674	******	******
200000	******	******
514576	******	******
10000	******	******
14978	******
9412	******	******
4	******	******
8	******	******
2708	******	******
10000	******	******
15040000	******	******
100900	******	******
100000	******	******
23438	******	******
5000	******	******
148950	******	******
1029151	******	******
2408	******	******
1236999	******	******
5413	******	******
578897	******
540304	******
42875	******	******
1000	******	******
555000	******	******
31500	******	******
5000	******	******
8198400	******
100000	******	******
120000	******	******

9

NUMBER OF SHARES	LAST_NAME	FIRST_NAME
1700000	******
100000	******
120000	******	******
1600000	******
100000	******	******
120000	******	******
30000	******	******
30000	******	******
8542	******	******
25000	******	******
7000	******	******
25000	******	******
465433	******	******
308745	******	******
4	******	******
28	******	******
5000	******	******
104310	******	******
12550	******
287500	******	******
40000	******	******
22875	******	******
915	******	******
915	******	******
510000	******	******
1200	******	******
64321	******	******
64321	******	******
257287	******
40000	******	******
50000	******
1165970	******	******
46750	******	******
62000	******	******
37450	******	******
493991	******
15000	******	******
650	******	******
8	******	******
91317	******	******
91317	******	******
182634	******	******
372574	******	******
372573	******	******

10

NUMBER OF SHARES	LAST_NAME	FIRST_NAME

3373	Enwisen, Inc.(COM)	DATED 12-10-2010
EXCEL		Shareholders List - TOTALS ONLY Alphabetical Order
	TOTAL NUMBER OF DIRECT SHAREHOLDERS	344
	TOTAL FREE TRADING SHARES	13,336,065
	TOTAL RESTRICTED SHARES	82,415,977
	TOTAL SHARES ISSUED	95,752,042
EXCEL		Shareholders List - TOTALS ONLY Alphabetical Order

11

Series A Preferred Stock

NUMBER OF SHARES	LAST_NAME	FIRST_NAME
21336187	******
533404	******	******
1066810	******	******
2133619	******	******
3200428	******	******
2133619	******	******
1280171	******	******
1280171	******	******
1280171	******	******
266703	******	******
533405	******	******
533405	******	******
1600213	******
2560342	******	******
2133619	******	******

3374	Enwisen, Inc.(A PFD.)	DATED 12-10-2010
EXCEL		Shareholders List - TOTALS ONLY Alphabetical Order
	TOTAL NUMBER OF DIRECT SHAREHOLDERS	15
	TOTAL FREE TRADING SHARES	—
	TOTAL RESTRICTED SHARES	41,872,267
	TOTAL SHARES ISSUED	41,872,267

12

Series A-1 Preferred Stock

NUMBER OF SHARES	LAST_NAME	FIRST_NAME
339245	******
28305	******	******
7142857	******
10268	******	******
11155	******	******
1405714	******
12558	******	******
930	******	******
41830	******	******
37866	******	******
192857	******	******
1651429	******	******
364286	******	******
714286	******	******
1645714	******	******
548704	******
64175	******	******
609143	******	******
1696572	******	******
1071429	******	******
42857	******	******
25116	******	******
78400	******	******
232964	******	******
232965	******	******
16869	******
49680	******	******
111730	******	******
2142857	******	******
937143	******	******
708571	******
937143	******	******
22720	******	******
940000	******	******
144000	******

3375	Enwisen, Inc.(A-1 PFD.)	DATED 12-10-2010
EXCEL		Shareholders List - TOTALS ONLY Alphabetical Order
	TOTAL NUMBER OF DIRECT SHAREHOLDERS	35
	TOTAL FREE TRADING SHARES	—
	TOTAL RESTRICTED SHARES	24,212,338
	TOTAL SHARES ISSUED	24,212,338

13

Options and Warrants

Enwisen ISOs
As of Dec 15, 2010

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
1999 Option Grants
1	******	10/06/99	04/26/01	50,000	12/28/99	$0.02	12/27/09	2	30,252	19,748	Exercised	0
2	******	06/14/99	07/10/00	60,000	02/07/99	$0.28	02/06/99	2	3,660	56,340	Exercised	0
3	******	06/15/99		250,000	12/28/99	$0.26	12/28/09	2		250,000	Reissued	0
4	******	10/04/99	04/05/02	50,000	12/28/99	$0.02	12/27/09	2	33,646	16,354	Exercised	0
5	******	07/01/99		50,000	12/28/99	$0.02	12/27/09	2	50,000	—	Exercised	0
6	******	10/15/99		150,000	12/28/99	$0.02	12/27/09	2	150,000	—	Exercised	0
7	******	06/09/99		50,000	12/28/99	$0.02	12/27/09	2		50,000	Cancelled	0
	SubTotal 1999			660,000					267,558	392,442		0
2000 Option Grants
8	******	12/14/00	12/10/01	12,000	12/14/00	$0.02	02/13/10	2		12,000	Cancelled	0
9	******	05/08/00	06/05/01	150,000	05/16/00	$0.02	05/15/10	2		150,000	Cancelled	0
10	******	09/05/00	02/21/03	210,000	09/05/00	$0.02	09/04/10	2	200,000	10,000	Exercised	0
11	******	02/07/00	05/31/03	165,000	02/07/00	$0.02	02/06/10	2	16,167	148,833	Ex/Cancel	0

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
12	******	02/07/00	05/31/03	5,000	05/15/00	$0.02	05/14/10	2	3,746	1,254	Exercised	0
13	******	11/28/00	04/09/02	15,000	11/28/00	$0.02	11/27/10	2		15,000	Cancelled	0
14	******	10/06/99	04/26/01	10,000	10/06/00	$0.02	10/05/10	2		10,000	Cancelled	0
15	******	05/11/00	02/08/01	10,000	05/11/00	$0.02	05/10/10	2		10,000	Cancelled	0
16	******	02/01/00	07/31/00	225,000	02/07/00	$0.02	02/06/10	2	2,725	222,275	Ex/Cancel	0
17	******	06/15/99		250,000	01/26/00	$0.02	01/26/10	2		250,000	Reissued	0
18	******	06/15/99		250,000	05/11/00	$0.02	05/11/10	2		250,000	Reissued	0
19	******	10/04/99	04/05/02	5,000	05/15/00	$0.02	05/14/10	2		5,000	Cancelled	0
20	******	07/24/00	06/06/01	40,000	07/24/00	$0.02	07/23/10	2		40,000	Cancelled	0
21	******	08/10/98		150,000	05/15/00	$0.02	05/14/10	2	150,000		Exercised	0
22	******	07/01/99		50,000	05/15/00	$0.02	05/14/10	2	50,000		Exercised	0
23	******	10/15/99		150,000	05/15/00	$0.02	05/14/10	2	150,000		Exercised	0
24	******	06/05/00	09/21/01	85,000	06/05/00	$0.02	06/04/10	2		85,000	Cancelled	0
25	******	07/01/00		2,262,000	07/01/00	$0.02	07/01/10	2		2,262,000	Reissued	0
26	******	05/15/00	11/09/01	60,000	05/15/00	$0.02	05/14/10	2	23,438	36,562	Exercised	0
27	******	05/15/00	11/09/01	7,500	08/21/00	$0.02	08/20/10	2		7,500	Cancelled	0

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
28	******	10/09/00	03/31/04	10,000	10/09/00	$0.02	10/08/10	2	8,542	1,458	Cancelled	0
29	******	06/09/99		10,000	05/15/00	$0.02	05/14/10	2		10,000	Cancelled	0
30	******	08/24/00		15,000	08/24/00	$0.02	08/24/10	2	15,000	—	Exercised	0
31	******	11/17/00		8,000	11/17/00	$0.02	11/17/10	2	8,000	—	Exercised	0
	SubTotal 2000			4,154,500					627,618	3,526,882		0
2001 Option Grants
32	******	01/03/01	08/15/01	50,000	01/03/01	$0.02	01/02/11	2		50,000	Cancelled	0
33	******	03/26/01	08/20/01	8,000	03/26/01	$0.02	03/25/11	2		8,000	Cancelled	0
34	******	02/08/00		1,000	04/01/01	$0.02	03/31/11	2		1,000	Cancelled	0
35	******	02/07/01	05/31/03	16,000	05/15/01	$0.02	05/14/10	2	16,000	—	Exercised	0
36	******	02/07/01	05/31/03	225,000	07/21/01	$0.02	07/21/11	2		225,000	Cancelled	0
37	******	06/15/99		2,500,000	04/03/01	$0.02	04/03/11	2	2,500,000	—	Exercised	0
38	******	04/23/01	05/31/02	85,000	04/23/01	$0.02	04/22/11	2	21,693	63,307	Exercised	0
39	******	04/02/01	03/31/03	50,000	04/02/01	$0.02	04/01/11	2	26,042	23,958	Exercised	0
40	******	05/29/01	08/24/01	30,000	05/29/01	$0.02	05/28/11	2		30,000	Cancelled	0
41	******	07/01/99		10,000	08/16/01	$0.02	08/16/11	1		—		10,000
42	******	11/12/01	02/07/03	85,000	11/12/01	$0.02	11/11/11	2	7,500	77,500	Exercised	0

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
43	******	08/10/98		250,000	11/15/01	$0.02	11/15/11	1	104,167			145,833
44	******	06/11/01	12/14/01	50,000	06/11/01	$0.02	06/10/01	2		50,000	Cancelled	0
45	******	07/11/00		9,000,000	04/03/01	$0.02	04/03/11	1	9,000,000		Exercised	0
46	******	02/08/00		4,000	11/15/01	$0.02	11/14/11	2		4,000	Cancelled	0
47	******	11/17/00		4,000	11/15/01	$0.02	11/15/11	1		—		4,000
48	******	12/19/01		25,000	12/19/01	$0.02	12/19/11	1		—		25,000
	SubTotal 2001			12,393,000					11,675,402	532,765		184,833
2002 Option Grants
49	******	04/08/02	08/23/02	20,000	04/08/02	$0.02	04/08/12	2		20,000	Cancelled	0
50	******	04/11/02	06/27/02	20,000	04/11/02	$0.02	04/11/12	2		20,000	Cancelled	0
51	******	10/15/99		350,000	06/01/02	$0.02	06/01/12	1		—		350,000
52	******	08/10/98		150,000	06/01/02	$0.02	06/01/12	1	43,750			106,250
53	******	06/01/02		250,000	06/01/02	$0.02	06/01/12	2	67,708	182,292	Exercised	0
54	******	07/01/02		20,000	07/01/02	$0.02	07/01/12	2	20,000	—	Exercised	0
	SubTotal 2002			810,000					$131,458.00	222,292		456,250
2003 Option Grants
55	******	01/14/03	03/03/04	8,000	01/14/03	$0.02	01/14/13	2	2,167	5,833	Cancelled	0

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
56	******	07/01/02		30,000	02/01/03	$0.15	02/01/13	2	3,750	26,250	Cancelled	0
57	******	02/17/03	01/31/04	50,000	02/17/03	$0.15	02/17/13	2		50,000	Cancelled	0
58	******	03/03/03	11/30/04	250,000	03/03/03	$0.15	03/03/13	2		250,000	Cancelled	0
59	******	03/03/03	04/16/03	150,000	03/03/03	$0.15	03/03/13	2		150,000	Cancelled	0
60	******	03/14/03		700,000	03/14/03	$0.15	03/14/13	2	700,000	—		0
61	******	04/04/03	11/15/03	7,000	04/04/03	$0.15	04/04/13	2		7,000	Cancelled	0
62	******	04/21/03		20,000	04/21/03	$0.15	04/21/13	1		—		20,000
63	******	06/01/02		30,000	05/30/03	$0.15	06/01/13	2		30,000	Cancelled	0
64	******	01/14/03	03/03/04	50,000	04/14/03	$0.15	03/03/14	2		50,000	Cancelled	0
65	******	06/16/03	02/29/04	50,000	06/16/03	$0.15	06/16/13	2		50,000	Cancelled	0
66	******	06/16/03		100,000	06/16/03	$0.15	06/16/13	2		100,000	Cancelled	0
67	******	06/16/03	08/26/03	50,000	06/16/03	$0.15	06/16/13	2		50,000	Cancelled	0
68	******	06/01/03		50,000	06/16/03	$0.15	06/16/13	2		50,000	Cancelled	0
69	******	10/15/03		81,816	09/30/03	$0.19	10/15/13	2		81,816	Cancelled	0
	SubTotal 2003			1,626,816					705,917	900,899		20,000
2004 Option Grants
70	******	06/04/04		25,000	06/04/04	$0.19	06/04/14	2	25,000			0

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
71	******	06/16/04		10,000	06/16/04	$0.19	06/16/14	1		—		10,000
72	******	07/16/04		600,000	07/16/04	$0.19	07/16/14	2		600,000	Cancelled	0
73	******	09/15/04		50,000	09/15/04	$0.14	09/15/14	1		50,000		0
74	******	10/25/04		10,000	10/25/04	$0.14	10/25/14	2	7,492	2,508	Exercised	0
75	******	10/25/04	05/13/08	15,000	10/25/04	$0.14	10/25/14	2	13,453	1,547	Exercised	0
76	******	11/01/04		10,000	11/01/04	$0.14	11/01/14	1		—		10,000
77	******	11/01/04		100,000	11/01/04	$0.14	11/01/14	2		100,000	Cancelled	0
78	******	11/11/04		10,000	11/11/04	$0.14	11/11/14	1		—		10,000
79	******	11/15/04		20,000	11/15/04	$0.03	11/15/14	1		—		20,000
80	******	11/15/04		25,000	11/15/04	$0.03	11/15/14	1				25,000
81	******	11/15/04		50,000	11/15/04	$0.03	11/15/14	1				50,000
82	******	11/15/04		50,000	11/15/04	$0.03	11/15/14	2	12,500	37,500		0
83	******	11/15/04		100,000	11/15/04	$0.03	11/15/14	2		100,000	Cancelled	0
84	******	11/15/04		75,000	11/15/04	$0.03	11/15/14	2		75,000	Cancelled	0
85	******	11/15/04		400,000	11/15/04	$0.03	11/15/14	1				400,000
86	******	11/15/04		25,000	11/15/04	$0.03	11/15/14	1				25,000

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
87	******	11/15/04		5,000	11/15/04	$0.03	11/15/14	1				5,000
88	******	11/15/04		15,000	11/15/04	$0.03	11/15/14	1				15,000
	SubTotal 2004			1,595,000					58,445	966,555		570,000
2005 Option Grants
89	******	01/01/05		100,000	01/01/05	$0.03	01/01/15	1				100,000
96	******	06/15/99		2,000,000	11/01/05	$0.02	10/31/15	1	1,083,333			916,667
97	******	07/11/00		7,000,000	11/01/05	$0.02	10/31/15	1		6,000,000	Exercised	1,000,000
	SubTotal 2005			9,530,000					1,185,392	6,323,561		2,021,047
2006 Option Grants
96	******	01/10/06		150,000	01/10/06	$0.03	01/10/16	1				150,000
97	******	01/01/05		50,000	01/20/06	$0.03	01/20/16	1				50,000
99	******	02/06/06		100,000	02/06/06	$0.03	02/06/16	1				100,000
100	******	03/14/03		100,000	02/16/06	$0.02	02/16/16	2	29,167			70,833
101	******	10/15/99		100,000	02/16/06	$0.02	02/16/16	1				100,000
103	******	08/10/98		100,000	02/16/06	$0.02	02/16/16	1				100,000
104	******	04/01/06		1,000,000	04/01/06	$0.02	04/01/16	1				1,000,000
105	******	04/26/06		100,000	04/26/06	$0.02	04/26/16	1				100,000

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
107	******	11/01/04		10,000	08/01/06	$0.02	08/01/06	1				10,000
108	******	08/24/00		35,000	08/24/06	$0.02	08/24/16	1				35,000
109	******	09/05/06		25,000	09/05/06	$0.02	09/05/16	1				25,000
110	******	09/07/06		20,000	09/07/06	$0.02	09/07/16	1				20,000

	SubTotal 2006			2,005,000					65,423	178,744	—	1,760,833
2007 Option Grants
113	******	01/03/07	08/14/08	15,000	01/03/07	$0.02	01/03/17	2		15,000		0
114	******	01/08/07		10,000	01/08/07	$0.02	01/08/17	1				10,000
115	******	02/01/07	02/20/09	300,000	02/01/07	$0.02	02/01/17	2	150,000	150,000		0
116	******	02/12/07	09/30/10	100,000	02/12/07	$0.02	02/12/17	1		12,450		87,550
117	******	01/01/05		50,000	03/01/07	$0.02	03/01/17	1				50,000
118	******	04/26/07		20,000	03/01/07	$0.02	03/01/17	1				20,000
119	******	02/20/06		25,000	03/01/07	$0.02	03/01/17	1				25,000
120	******	05/01/06		1,000,000	05/01/07	$0.02	05/01/17	1				1,000,000
121	******	06/04/07	06/15/08	35,000	06/04/07	$0.02	06/04/17	2	8,750	26,250		0
122	******	06/12/07		10,000	06/12/07	$0.02	06/12/17	1				10,000

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
123	******	03/14/03		500,000	06/21/07	$0.02	06/21/07	1				500,000
124	******	07/16/07	07/20/10	35,000	07/16/07	$0.02	07/16/17	1	26,246	8,754		0
125	******	07/25/07	02/15/08	40,000	07/25/07	$0.02	07/25/17	2		40,000		0
126	******	07/26/07	06/19/08	10,000	07/26/07	$0.02	07/26/17	2		10,000		0
127	******	08/01/07		25,000	08/01/07	$0.02	08/01/17	1				25,000
128	******	08/20/07		10,000	08/20/07	$0.02	08/20/17	1				10,000
129	******	08/22/07		20,000	08/22/07	$0.02	08/22/07	1				20,000
130	******	09/01/07		10,000	09/01/07	$0.02	09/01/17	1				10,000
131	******	10/09/07	09/10/10	50,000	10/09/07	$0.15	10/09/17	2	36,466	13,534		0
132	******	10/09/07		30,000	10/09/07	$0.15	10/09/17	1				30,000
133	******	10/22/07		150,000	10/22/07	$0.15	10/22/17	1				150,000
134	******	11/05/07	06/30/09	50,000	11/05/07	$0.15	11/05/17	2		50,000		0
135	******	11/08/07		40,000	11/05/07	$0.15	11/08/17	1				40,000
136	******	11/13/07	03/06/08	20,000	11/13/07	$0.15	11/13/17	2		20,000		0
137	******	02/01/07	02/20/09	150,000	12/07/07	$0.15	12/07/17	1		150,000		0
138	******	12/10/07		20,000	12/10/07	$0.15	12/10/17	1				20,000
	SubTotal 2007			2,725,000					221,462	495,988	—	2,007,550

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
2008 Option Grants
139	******	01/01/08		20,000	01/01/08	$0.15	01/01/18	1				20,000
140	******	01/14/08		50,000	01/14/08	$0.15	01/14/18	1				50,000
141	******	01/21/08		50,000	01/21/08	$0.15	01/21/18	1				50,000
142	******	02/01/08		20,000	02/01/08	$0.15	02/01/18	1				20,000
143	******	02/01/08		20,000	02/01/08	$0.15	02/01/18	1				20,000
144	******	02/01/08		150,000	02/01/08	$0.15	02/01/08	1				150,000
145	******	02/04/08		20,000	02/04/08	$0.15	02/04/18	1				20,000
145	******	02/04/08		50,000	02/04/08	$0.15	02/04/18	1				50,000
146	******	02/04/08	07/28/08	350,000	02/04/08	$0.15	02/04/18	2		350,000		0
147	******	09/06/06		5,000	03/01/08	$0.15	03/01/18	1				5,000
148	******	05/08/06		60,000	03/01/08	$0.15	03/01/18	1				60,000
149	******	02/06/06		40,000	03/01/08	$0.15	03/01/18	1				40,000
150	******	02/13/07	09/30/10	20,000	03/01/08	$0.15	03/01/18	1		7,494		12,506
151	******	03/31/08	08/22/08	20,000	03/31/08	$0.20	03/31/18	2		20,000		0
152	******	04/01/08		10,000	04/01/08	$0.20	04/01/18	1				10,000

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
153	******	05/01/08		10,000	05/01/08	$0.20	05/01/18	1				10,000
154	******	05/02/08		40,000	05/02/08	$0.20	05/02/18	1				40,000
155	******	05/08/08	03/06/09	10,000	05/05/08	$0.20	05/05/18	2		10,000		0
156	******	05/27/08	03/19/10	10,000	05/27/08	$0.20	05/27/18	2		10,000		0
157	******	06/18/08	09/30/08	300,000	06/18/08	$0.20	06/18/18	2		300,000		0
158	******	06/23/08		40,000	06/23/08	$0.20	06/23/18	1				40,000
159	******	06/23/08		10,000	06/23/08	$0.20	06/23/18	1	5,413			4,587
160	******	03/17/09		10,000	07/01/08	$0.20	07/01/18	1	5,620			4,380
161	******	07/01/08		30,000	07/01/08	$0.20	07/01/18	1				30,000
162	******	07/14/08		10,000	07/14/08	$0.20	07/14/18	1				10,000
163	******	07/14/08	03/16/09	50,000	07/14/08	$0.20	07/14/18	2		50,000		0
164	******	08/04/08		10,000	08/04/08	$0.20	08/04/18	1				10,000
165	******	09/03/08	05/31/09	15,000	09/03/08	$0.20	09/03/18	2		15,000		0
166	******	09/08/08		10,000	09/08/08	$0.20	09/08/18	1				10,000
167	******	09/22/08		10,000	09/22/08	$0.20	09/22/18	1				10,000
168	******	09/22/08		10,000	09/22/08	$0.20	09/22/18	1				10,000

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
169	******	10/01/08		10,000	10/01/08	$0.20	10/01/18	1				10,000
170	******	10/09/08		500,000	10/09/08	$0.20	10/09/18	1				500,000
171	******	10/13/08		100,000	10/13/08	$0.20	10/13/18	1				100,000
172	******	11/10/08		30,000	11/10/08	$0.20	11/10/18	1				30,000
173	******	12/01/08		25,000	12/01/08	$0.20	12/01/18	2		25,000		0
	SubTotal 2008			2,125,000					11,033	787,494	—	1,326,473
2009 Option Grants
174	******	03/30/09	10/16/09	50,000	03/30/09	$0.20	03/30/19	2		50,000		0
175	******	04/13/09	08/15/10	20,000	04/13/09	$0.20	04/13/19	1		20,000		0
176	******	04/20/09		75,000	04/20/09	$0.20	04/20/19	1				75,000
177	******	04/30/09		100,000	04/30/09	$0.20	04/30/19	1				100,000
178	******	05/04/09	05/15/09	10,000	05/04/09	$0.20	05/04/19	2		10,000		0
179	******	05/04/09		10,000	05/04/09	$0.20	05/04/19	1				10,000
180	******	05/05/09	04/22/10	10,000	05/05/09	$0.20	05/05/19	2		10,000		0
181	******	05/06/09	05/26/09	10,000	05/07/09	$0.20	05/07/19	2		10,000		0
182	******	05/11/09	12/31/09	15,000	05/11/09	$0.20	05/11/19	2		15,000		0
184	******	05/01/98		500,000	05/14/09	$0.20	05/14/19	1				500,000

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S

183	******	05/18/09		10,000	05/18/09	$0.20	05/18/19	2	2,708			7,292
184	******	05/18/09		10,000	05/18/09	$0.20	05/18/19	1				10,000
185	******	06/15/09		10,000	06/15/09	$0.20	06/15/19	1				10,000
186	******	06/24/09	07/31/10	10,000	06/24/09	$0.20	06/24/19	1		10,000		0
187	******	06/29/09		10,000	06/29/09	$0.20	06/29/19	1				10,000
188	******	07/06/09		10,000	07/06/09	$0.20	07/06/19	1				10,000
189	******	07/13/09		150,000	07/13/09	$0.20	07/13/19	1				150,000
190	******	07/20/09		10,000	07/20/09	$0.20	07/20/19	1				10,000
191	******	07/27/09		10,000	07/27/09	$0.20	07/27/19	1				10,000
192	******	08/01/09	09/24/09	20,000	08/01/09	$0.20	08/01/19	2		20,000		0
193	******	04/01/06		1,000,000	08/09/09	$0.20	08/09/19	1				1,000,000
194	******	08/10/09		20,000	08/10/09	$0.20	08/10/19	1				20,000
195	******	08/11/09		50,000	08/11/09	$0.20	08/11/19	1				50,000
196	******	08/24/09		50,000	08/24/09	$0.20	08/24/19	1				50,000
197	******	09/01/09	02/17/10	10,000	09/01/09	$0.20	09/01/19	2		10,000		0
198	******	09/21/09		20,000	09/21/09	$0.20	09/21/19	1				20,000

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S
199	******	10/14/09		10,000	10/14/09	$0.20	10/14/19	1				10,000
200-028	******	10/26/09		50,000	10/26/09	$0.20	10/26/19	1				50,000
201-029	******	10/26/09	10/01/10	20,000	10/26/09	$0.20	10/26/19	3		20,000		0
201-042	******	10/21/09		100,000	10/21/09	$0.20	10/21/19	1				100,000
201-030	******	11/01/09		60,000	11/01/09	$0.20	11/01/19	1				60,000
201-031	******	11/09/09	03/15/10	45,000	11/09/09	$0.20	11/06/19	3		45,000		0
201-032	******	11/16/09		10,000	11/16/09	$0.20	11/16/19	1				10,000
201-033	******	11/23/09		10,000	11/23/09	$0.20	11/23/16	1				10,000
201-034	******	12/01/09		10,000	12/01/09	$0.20	12/01/19	1				10,000
201-035	******	12/14/09	12/14/10	35,000	12/15/09	$0.20	12/14/19	2		26,250		8,750
201-036	******	12/16/09		50,000	12/16/09	$0.20	12/16/19	1				50,000
	SubTotal 2009			2,600,000					2,708	246,250	—	2,351,042
2010 Option Grants
201-037	******	01/19/10		10,000	01/19/10	$0.20	01/19/20	1				10,000
201-037B	******	01/04/10		10,000	01/19/10	$0.20	01/19/20	1				10,000
201-038	******	01/25/10		30,000	01/25/10	$0.20	01/25/10	1				30,000
201-039	******	01/25/10		20,000	01/25/10	$0.20	01/25/10	1				20,000

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S

201-040	******	01/25/10		20,000	01/25/10	$0.20	01/25/20	1				20,000
201-041	******	01/25/10		10,000	01/25/10	$0.20	01/25/20	1				10,000
201-043	******	01/27/10	04/15/10	10,000	01/27/10	$0.20	01/27/20	3		10,000		0
201-044	******	02/16/10		10,000	02/16/10	$0.20	02/16/20	1				10,000
201-045	******	03/01/10		10,000	03/01/10	$0.20	03/01/20	1				10,000
201-046	******	03/01/10		30,000	03/01/10	$0.20	03/01/20	1				30,000
201-047	******	03/16/10		30,000	03/16/10	$0.20	03/16/20	1				30,000
201-048	******	03/29/10		10,000	03/29/10	$0.20	03/29/20	1				10,000
201-049	******	03/29/10		10,000	03/29/10	$0.20	03/29/20	1				10,000
201-050	******	04/05/10		10,000	04/05/10	$0.20	04/05/20	1				10,000
201-051	******	04/05/10		50,000	04/05/10	$0.20	04/05/20	1				50,000
201-052	******	04/05/10		30,000	04/05/10	$0.20	04/05/20	1				30,000
201-053	******	04/05/10		10,000	04/05/10	$0.20	04/05/20	1				10,000
201-054	******	04/07/10	07/31/10	10,000	04/07/10	$0.20	04/07/20	3		10,000		0
201-055	******	04/12/10	09/08/10	30,000	04/12/10	$0.20	04/12/20	3		30,000		0
201-056	******	04/19/10		10,000	04/19/10	$0.20	04/19/20	1				10,000

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S

201-057	******	05/10/10		10,000	05/10/10	$0.20	05/10/20	1				10,000
201-058	******	05/11/10		10,000	05/11/10	$0.20	05/11/20	1				10,000
201-059	******	05/17/10		10,000	05/17/10	$0.20	05/11/20	1				10,000
201-060	******	06/14/10		10,000	06/14/10	$0.20	06/14/20	1				10,000
201-061	******	06/16/10		10,000	06/16/10	$0.20	06/16/20	1				10,000
201-062	******	06/23/10	07/23/10	10,000	06/23/10	$0.20	06/23/20	3		10,000		0
201-063	******	07/12/10		10,000	07/12/10	$0.20	07/12/20	1				10,000
201-064	******	07/19/10		20,000	07/19/10	$0.20	07/19/20	1				20,000
201-065	******	08/02/10		10,000	08/02/10	$0.20	08/02/20	1				10,000
201-066	******	08/10/10		10,000	08/10/10	$0.20	08/10/20	1				10,000
201-067	******	08/23/10		10,000	08/23/10	$0.20	08/23/20	1				10,000
201-068	******	09/01/10		10,000	09/01/10	$0.20	09/01/20	1				10,000
201-069	******	09/01/10		10,000	09/01/10	$0.20	09/01/20	1				10,000
201-070	******	09/07/10		10,000	09/07/10	$0.20	09/07/20	1				10,000
201-071	******	09/16/10		10,000	09/16/10	$0.20	09/16/20	1				10,000
201-072	******	09/13/10		10,000	09/13/10	$0.20	09/13/20	1				10,000

#	Employee Name	Date of Hire	Date of Term	Options	Grant Date	Ex. Price	Expire Date	A/I	Exercised	Cancelled	Status	Net O/S

201-073	******	09/29/10		12,500	09/29/10	$0.20	09/29/20	1				12,500
201-074	******	10/01/10		10,000	10/01/10	$0.20	10/01/20	1				10,000
201-075	******	10/04/10		20,000	10/04/10	$0.20	10/04/20	1				20,000
201-076	******	10/05/10		10,000	10/05/10	$0.20	10/05/20	1				10,000
201-077	******	10/11/10		20,000	10/11/10	$0.20	10/11/20	1				20,000
201-078	******	10/18/10		10,000	10/18/10	$0.20	10/11/20	1				10,000
201-079	******	11/08/10		10,000	11/08/10	$0.20	11/08/20	1				10,000
201-080	******	11/04/10		50,000	11/04/10	$0.20	11/04/20	1				50,000
201-081	******	11/22/10		10,000	11/22/10	$0.20	11/22/20	3		10,000		0
201-082	******	11/29/10		20,000	11/29/10	$0.20	11/29/20	1				20,000
201-083	******	12/06/10		10,000	12/06/10	$0.20	12/06/20	1				10,000
201-084	******	12/13/10		10,000	12/13/10	$0.20	12/13/20	1				10,000
	SubTotal 2010			722,500					27,482	70,000	—	652,500

	Total Options			40,946,816					14,979,898	14,643,872		11,350,528
	Less Exercised			14,979,898

	Less Cancelled			14,643,872
	Adjusted Options			11,350,528

Enwisen NSOs
As of Dec 15, 2010

#	Name	Options	Grant Date	Price	Expiration Date	A/I	Exercised	Cancelled	Notes	Net O/S
1999 NSO Grants
1	******	4,000	12/28/99	$0.02	12/27/09	3	4,000	—		—
2	******	4,000	12/28/99	$0.02	12/27/09	2	0	4,000		—
3	******	50,000	12/28/99	$0.02	12/27/09	3	50,000	—		—
4	******	7,500	12/28/99	$0.02	12/27/09	2	0	7,500		—
5	******	10,000	12/28/99	$0.02	12/27/09	3	10,000	—		—
6	******	35,000	12/28/99	$0.02	12/27/09	3	35,000	—		—
7	******	10,000	12/28/99	$0.02	12/27/09	3	10,000	—		—
8	******	5,000	12/28/99	$0.02	12/27/09	2	0	5,000		—
9	******	250,000	12/28/99	$0.02	12/27/09	3	250,000	—		—
10	******	25,000	08/13/99	$0.02	08/13/09	2	0	25,000	Change	—
11	******	26,000	12/28/99	$0.02	12/27/09	2	0	26,000	Addition	—
12	******	7,500	12/28/99	$0.02	12/27/09	2	0	7,500		—
13	******	7,500	12/28/99	$0.02	12/27/09	2	0	7,500		—
14	******	26,000	12/28/99	$0.02	12/27/09	3	26,000	—		—
15	******	7,500	12/28/99	$0.02	12/27/09	2	0	7,500		—

#	Name	Options	Grant Date	Price	Expiration Date	A/I	Exercised	Cancelled	Notes	Net O/S
16	******	12,000	12/28/99	$0.02	12/27/09	2	0	12,000		—
	SubTotal 1999	487,000					385,000	102,000		—
2000 NSO Grants
17	******	5,000	01/26/00	$0.02	01/26/10	3	5,000	—		—
18	******	25,000	04/28/00	$0.02	04/28/10	2	0	25,000		—
19	******	250,000	04/21/00	$0.02	04/21/10	3	250,000	—		—
20	******	25,000	04/28/00	$0.02	04/28/10	2	0	25,000		—
21	******	107,150	04/21/00	$0.02	04/21/10	2	0	107,150		—
22	******	236,111	12/28/00	$0.02	12/28/10	3	236,111	—		—
23	******	17,000	12/28/00	$0.02	12/28/10	2				17,000
24	******	35,000	12/28/00	$0.02	12/28/10	2				35,000
	SubTotal 2000	700,261					491,111	157,150		52,000
2001 NSO Grants
25	******	5,000,000	04/01/01	$0.02	03/30/11	2	5,000,000	—		—
26	******	50,000	05/10/01	$0.02	05/09/11	1	0	—		50,000
27	******	40,000	05/25/01	$0.02	05/25/11	1	0	—		40,000
28	******	5,000	05/31/01	$0.02	05/30/11	1	0	—		5,000
	SubTotal 2001	5,095,000					5,000,000	—		95,000

#	Name	Options	Grant Date	Price	Expiration Date	A/I	Exercised	Cancelled	Notes	Net O/S
2002 NSO Grants
29	******	50,000	06/06/02	$0.40	06/06/12	1	0	—		50,000
	SubTotal 2002	50,000					—	—		50,000
2003 NSO Grants
30	******	50,000	05/28/03	$0.40	06/06/13	1	0	—		50,000
31	******	5,000	06/10/03	$0.40	06/10/13	1	0	—		5,000
	SubTotal 2003	55,000					—	—		55,000
2004 NSO Grants
32	******	10,000	06/09/04	$0.19	06/06/14	1	0	—		10,000
	SubTotal 2004	10,000					—	—		10,000
2005-2010 NSO Grants
33	******	100,000	02/09/05	$0.14	02/07/15	1	0	—		100,000
34	******	300,000	02/16/06	$0.02	02/16/16	1	0	—		300,000
35	******	30,000	10/14/09	$0.20	10/14/19	1	0	—		30,000
36	******	250,000	06/10/10	$0.20	06/10/20	1	0	—		250,000
	******	—	—	—	—	—	0	—		—
	SubTotal 2004	680,000					—	—		680,000

	Total Options	7,077,261					5,876,111	259,150		942,000
	Less Exercised	5,876,111						5,876,111
	Less Cancelled	259,150
	Adjusted Options	942,000

Enwisen Warrants
As of Dec 15, 2010

#	Name	Date	Price	Amount	Exp. Date	Notes	Ck	A/I	Exercised	Expired
306-00	******	05/25/06	$0.15	80,000	05/25/11			1	0	0
300-00	******	07/30/04	$0.19	78,947	06/30/11			1	0	0
285-00	******	06/06/03	$0.40	50,000	06/06/12			1	0	0
298-00	******	01/01/04	$0.15	100,000	01/01/14			1	0	0
299-00	******	06/08/04	$0.40	129,510	06/30/14			1	0	0
307-00	******	06/23/05	$0.40	20,970	06/23/15			1	0	0
308-00	******	06/23/06	$0.40	301,500	06/23/16			1	0	0
309-00	******	06/23/07	$0.40	301,500	06/23/17			1	0	0
310-00	******	06/15/08	$0.40	603,000	06/15/17			1	0	0
312-00	******	07/01/09	$1.00	507,000	07/01/19			1	0	0
313-00	******	07/01/10	$1.00	1,030,500	07/01/20			1	0	0

									0	0

Total				10,427,208					1,169,458	6,054,823
Less Exercised				1,169,458
Less Expired				6,054,823
Adjusted Warrants				3,202,927

As of the date of the Merger Agreement, there are options to purchase 12,292,528 shares of Company Common Stock and warrants to purchase 3,202,927 shares of Company Common Stock outstanding.

SECTION 2.3

Non-contravention; Consents and Approvals

Notice and Consent Requirements

1.                                       The Company is party to several customer and supplier agreements and lease agreements that contain consent and notice requirements for the Merger, including but not limited to the following:

******

2.                                       Requisite Stockholder Consent is required in connection with the Merger.

3.                                       Insurance Coverage, effective August 13, 2010 through August 13, 2011, by Beazley Insurance Company, Inc. for the benefit of the Company

4.                                       Insurance Policy No: ******, effective August 13, 2010 through August 13, 2011, by Travelers Casualty and Surety Company of America for the benefit of the Company.

Acceleration of Rights

1.                                       All of the outstanding and unexercised options and warrants to acquire shares of Company Common Stock shall become fully exercisable and shall be cancelled, in each case as of the Effective Time.

SECTION 2.4

Broker’s Fees

1.                                       Obligations equal to ****** owing to JMP Securities LLC.

SECTION 2.6

Subsidiaries

1.               Promissory Note, dated August 31, 2004, by ****** for the benefit of the Company, in the original principal amount of $20,000, which is a Stockholder Loan for purposes of the Agreement.

2.               Promissory Note, dated January 31, 2006, by ****** for the benefit of the Company, in the original principal amount of $180,000, which is a Stockholder Loan for purposes of the Agreement

3.               Promissory Note, dated August 14, 2008, by ****** for the benefit of the Company, in the original principal amount of $120,000, which is a Stockholder Loan for purposes of the Agreement

4.               Advances to salespersons of the Company made against future commissions in an aggregate amount not in excess of $50,000, which is a Stockholder Loan for purposes of the Agreement.

Prior to the Effective Time, the Company may forgive the Promissory Notes described in disclosures 1, 2 and 3 above.

SECTION 2.7

Financial Statements

As described in the footnotes to the Company’s audited financial statements for the fiscal year ending March 31, 2010, the Company’s revenue recognition policy may not be in accordance with U.S. GAAP. The Most Recent Financial Statements have been prepared in accordance with such revenue recognition policy.

SECTION 2.8

Subsequent Events

(b)                                 Non-Ordinary Course Agreements

1.                                       The Support Agreements.

2.                                       Indemnification Agreement, dated as of October 21, 2010, by and between the Company and Barry Maxon.

3.                                       Indemnification Agreement, dated as of October 21, 2010, by and between the Company and Deepjot Chhabra.

4.                                       Indemnification Agreement, dated as of October 21, 2010, by and between the Company and Eugene Schutt.

5.                                       Indemnification Agreement, dated as of October 21, 2010, by and between the Company and Joseph Ueberroth.

6.                                       Indemnification Agreement, dated as of October 21, 2010, by and between the Company and John Hahn.

7.                                       Indemnification Agreement, dated as of October 21, 2010, by and between the Company and John McLaughlin.

8.                                       Indemnification Agreement, dated as of October 21, 2010, by and between the Company and Karl Matthies.

9.                                       Indemnification Agreement, dated as of October 21, 2010, by and between the Company and Roger Woehl.

10.                                 Indemnification Agreement, dated as of October 21, 2010, by and between the Company and Walter Smith.

11.                                 The disclosure in Section 2.4 is incorporated herein by reference thereto.

(c)                                  Termination of agreements in excess of $50,000

1.                                       The disclosure in Section 2.26(a) and 2.26(b) is incorporated herein by reference thereto.

2.                                       Termination of the arrangement with JMP Securities LLC pursuant to the Cancellation Letter, dated as of July 21, 2010 by the Company to JMP Securities LLC.

(g)                               Release of claims

1.                                       The forgiveness of Promissory Notes referenced in Section 2.6 is incorporated herein by reference thereto.

(h)                                 Certificate of Incorporation Changes

1.                                       An amendment to the Certificate of Incorporation was approved by the Company’s Board of Directors on December 13, 2010.

(i)                                     Dividends

1.                                       The Company will pay accrued and unpaid dividends earned on the Company Preferred Stock in Company Common Shares in accordance with the Certificate of Incorporation immediately prior to the Effective Time.

(j)                                     Loans to Affiliates or employees

1.                                       The advancement to salespersons referenced in Section 2.6 is incorporated herein by reference thereto.

(k)                                  Employment Matter

1.                                       In 2010, the United States Department of Labor (the “DOL”) conducted an audit as to whether certain positions at the Company were properly classified as exempt from overtime under the Fair Labor Standards Act.  During the course of this audit, the DOL reviewed job descriptions and spoke with a number of Company employees.  Based on this review, the DOL determined that various Company positions were properly classified as exempt, and that some positions were misclassified as exempt. As to the latter group, while the Company disputed the DOL’s findings, the Company ultimately agreed to settle the matter with the DOL by paying out two years of back pay to the affected employees in return for a standard release used by the DOL.  All of the affected employees (29 in total) accepted payment and executed a release.  These employees include several current employees.  Payment was issued by the Company and the releases were signed by all of the affected employees on or around October 7, 2010, in accordance with that certain Back Wage Compliance and Payment Agreement, dated as of October 7, 2010, by and between the Secretary of Labor, DOL and the Company.

(l)                                     Employee Benefit Plans

1.                                       Effective April 1, 2010, the Company renewed its group health insurance policy with Anthem Blue Cross Life and Health Insurance Company.

2.                                       Effective August 16, 2010, the Company renewed its workers compensation and employers liability policy with The Hartford.

3.                                       The Company intends to pay to certain directors, officers and employees of the Company bonuses totaling in the aggregate between $1.2 million and $1.5 million in connection with the Merger (all of which will be paid out of Cash prior to or concurrently with the Closing).

(q)                                 Other Events

1.                                       The disclosure in Section 2.8(k) is incorporated herein by reference thereto.

SECTION 2.9

Undisclosed Liabilities

The Most Recent Financial Statements do not include earned and accrued commissions owing to salespersons of the Company, which as of October 31, 2010 total approximately $350,000.

SECTION 2.10

Legal Compliance

The disclosure in Section 2.8(k) is incorporated herein by reference thereto.

SECTION 2.11

Tax Matters

(a)          Foreign Taxable Presence

None.

(f)

1.               The payment of special bonuses described in disclosure 4 to Schedule 6.1 to certain directors of the Company prior to the Closing will result in the payment of excess parachute payments within the meaning of Section 280G of the Code (or any corresponding provision of state, local or foreign Tax Law).

SECTION 2.12

Real Property

Addresses of Leased Property

1.     1425 Ellsworth Industrial drive #20, Atlanta, GA 30318

2.     7250 Redwood Blvd, Suite 109, Novato, CA 94945

3.     1811 Novato Blvd. #33, Novato, CA 94947

Listed Leases

1.               Lease Agreement, dated as of August 24, 2009, by and between Epic XL, LLC, as successor and the Company

2.               Lease, dated November 20, 2003, by and between CA-Woodside Office Center Limited Partnership (as successor in interest to Woodside Office Center, LLC) and the Company, as previously amended by that certain First Amendment dated November 6, 2008, that certain Second Amendment dated August 24, 2009 and that certain Third Amendment dated March 11, 2010

3.               Residential Rental Agreement and Deposit Receipt, dated as of September 1, 2009, by and between the Company and SIRE Enterprises, LTD.  This lease was entered into at the request of and for the benefit of Harbinger and the cost of such lease is reimbursed by Harbinger.

SECTION 2.13

Intellectual Property

2.13(c)(i) each patent or registration that has been issued to the Company for any Intellectual Property

Jurisdiction	Patent No.	Date of Patent	Inventor	Assignee

United States	6,574,634 B2	Jun. 3, 2003	Roger Woehl	The Company

United States	Serial No: 11430811	Assignment: May 8, 2006	Luis M. Rivas, Jr. and Roger Woehl	The Company

2.13(c)(iii) each trade name, registered or unregistered trademark, or copyright used by the Company in connection with its business

Serial Number	Registration No.	Registration Date	Mark	Type	Entity

76373819	2695224	Mar 11, 2003	ANSWERSOURCE	Service Mark Principal Register	The Company

77679314	3,679,633	Sep. 8, 2009	Enwisen	Service Mark Principal Register	The Company

85040350*	N/A	N/A	HR Service Delivery	Service Mark Principal Register	The Company

85011179	3,879,700	Nov. 23, 2010	Enwisen Kicks SaaS!	Service Mark Principal Register	The Company

Serial Number	Registration No.	Registration Date	Mark	Type	Entity

85011182	3,879,701	Nov. 23, 2010	Kicks SaaS!	Service Mark Principal Register	The Company

* Represents a trademark application that the Company may not pursue.

2.13(d)

The following agreements contain indemnification provisions.

1.                                       The disclosures in Section 2.13(m) are incorporated herein by reference thereto.

2.13(e)

******

2.13(f)

1.                                       The disclosure in Section 2.26(b) is incorporated herein by reference thereto.

2.13(h)

1.                                      ****** Escrow Agreement, dated as of October 1, 2005, by and between ****** and the Company, in connection with the customer and vendor agreements of ******

2.13(i)

2.                                       The disclosure in Section 2.13(h) is incorporated herein by reference thereto.

2.13(m) Reseller Agreements

.                                             ******

SCHEDULE 2.15

Contracts

(a)          each Contract pursuant to which the Company has made payments greater than $150,000  in the twelve (12) months ended October 31, 2010

                                                ******

(b)          each Contract with a customer that constitutes a top 50 customer of the Company based on invoices issued in the twelve (12) months ended October 31, 2010

                                                ******

(d)          any agreement for the lease of real property

The disclosure in Section 2.12 is incorporated herein by reference thereto.

(h)          any alliance, co-marketing, system integration, reseller (upstream or downstream) or similar agreements, in each case, that involves the sharing of profits

The disclosures in Section 2.13(m) are incorporated herein by reference thereto.

(i)           any Contracts relating to the voting, information rights, right of first refusal or co-sale rights or registration rights of a Securityholder

1.                                       Registration Rights Agreement, dated as of April 3, 2001, as amended by that certain Amendment to Registration Rights Agreement, dated as of July 31, 2004, and further amended by that certain Second Amendment to Registration Rights Agreement, dated as of January 19, 2006, by and among the Company, ****** certain holders of the Company’s Series A Preferred Stock and certain holders of Series A-1 Preferred Stock.

2.                                       Right of First Refusal and Co-Sale Agreement, dated as of April 3, 2001, as amended by that certain Amendment to Right of First Refusal and Co-Sale Agreement, dated as of July 31, 2004, and further amended by that certain Second Amendment to Right of First Refusal and Co-Sale Agreement, dated as of January 19, 2006, by and among the Company, ****** certain holders of the Company’s Series A Preferred Stock and certain holders of Series A-1 Preferred Stock.

(l)           any agreement under which the Company has advanced or loaned any amount to any of its directors, officers, governors, managers and employees other than advances and loans in the ordinary course for business expenses

The disclosures in Section 2.6 are incorporated herein by reference thereto.

Additional Disclosures

                                                ******

SECTION 2.19

Insurance

Policy Description	Carrier	Amount(1)	Expiration Date

Anthem Blue Cross Group Insurance Policy for Enwisen Employer Group No. 449945 (Contract Code(s): X356, X357)	Anthem Blue Cross Life and Health Insurance Company		Month to Month from effective date of April 1, 2010

Anthem Blue Cross Group Insurance Policy for Enwisen Employer Group No. 449945 (Contract Code(s): QI4R)	Anthem Blue Cross Life and Health Insurance Company		Month to Month from effective date of April 1, 2010

Anthem Blue Cross Group Insurance Policy for Enwisen Employer Group No. 449945 (Contract Code(s): DY07)	Anthem Blue Cross Life and Health Insurance Company		Month to Month from effective date of April 1, 2010

Anthem Blue Cross Group Insurance Policy for Enwisen Employer Group No. 449945 (Contract Code(s): DY08, DY11, EF40, EF56, EU32, EU33, EU35)	Anthem Blue Cross Life and Health Insurance Company		Month to Month from effective date of April 1, 2010

Workers Compensation and Employers Liability Policy (Policy Number ******)	******	******	08/16/2011

******	******	******	8/31/2011

******	******	******	8/13/2011

(1)  The foregoing is only a summary of the insurance policy terms. Other sub-limits and restrictions may apply.

Policy Description	Carrier	Amount(1)	Expiration Date

******	******	******	8/13/2011

******	******	******

SECTION 2.20

Litigation

The disclosure in Section 2.8(k) is incorporated herein by reference thereto.

SECTION 2.21

Employment Matters

The disclosure in Section 2.8(k) is incorporated herein by reference thereto.

SECTION 2.22

Employee Benefits

(a)           Employee Benefit Plans

1.                                       Enwisen Inc. 401(k) Plan.

2.                                       2010 Sales Compensation Plan.

3.                                       Group Health Insurance with Anthem Blue Cross Life and Health Insurance.

4.                                       Group Health Insurance with Kaiser Permanente.

5.                                       Group Health Insurance with Kaiser Permanente Senior Advantage (MSP).

6.                                       Life Insurance and Accidental Death and Disability Insurance with Lincoln National Life Insurance Company.

7.                                       Long-Term Disability Insurance with Lincoln National Life Insurance Company.

8.                                       Workers Compensation Insurance with The Hartford.

9.                                       Dental Insurance with Lincoln National Life Insurance Company.

10.                                 Enwisen 2001 Stock Option and Incentive Plan.

11.                                 Flexible Spending Plan.

12.                                 Unemployment Compensation through contributions to the California Unemployment Insurance Fund.

13.                                 Short-Term Disability benefits through California SDI.

14.                                 Vacation Leave — two weeks per year during first five years of service and then three weeks per year thereafter with a maximum accrual of 240 hours.

(c)           Title IV Plans

1.                                       The Company previously maintained the Enwisen.com Defined Benefit Plan & Trust, which was terminated June 1, 2000.

SECTION 2.24

Banking Arrangements

Accounts

Bank Name	Account Type	Account Number	Authorized Persons on Account

Merrill Lynch	Accounts Payable	******	*******

Merrill Lynch	Payroll	******	*******

Merrill Lynch	Operating	******	*******

Merrill Lynch	Collateral (0 balance)	******	*******

Charles Schwab	Money Market (not in current use)	******	*******

Restricted Cash

None.

SECTION 2.26

Customers and Suppliers

2.26(a)

1.                                       Termination of the Master Service Agreement, dated as of January 29, 2010, by and between the Company and ******.

2.                                       In or around August 2010, ****** terminated its contract with the Company, which had a monthly fee of $******.

3.                                       In or around June 2010, ****** reduced its monthly fee from $****** per month to $****** per month.

2.26(b)

                                                ******

2.26(f)

                                                ******

SECTION 2.27

Transactions with Affiliates

1.                                       The indemnification agreements in Section 2.8(b) are incorporated herein by reference thereto.

2.                                       The disclosure in Section 2.15(i) is incorporated herein by reference thereto.

                                                ******